UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

September 30, 2014

ANNUAL REPORT

SEI Institutional International Trust

† International Equity Fund

† Emerging Markets Equity Fund

† International Fixed Income Fund

† Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2014 (Unaudited)

To Our Shareholders:

This annual report covers the year ended September 30, 2014. Most markets stumbled out of the gate in the fourth quarter of 2013 before rebounding strongly through the middle of 2014. However, fear and uncertainty returned in the third quarter, causing many asset classes to give back some or all of their gains by the end of September.

Geopolitical events

There were several important geopolitical developments during the Funds’ fiscal year. One of the most relevant occurred in Eastern Europe, where Russia’s annexation of the Crimean Peninsula and subsequent tensions with Ukraine had a negative impact on certain areas of the market. Worries about an outbreak of Ebola in Western Africa and the subsequent spread of the virus to Europe and the U.S. played a prominent role in news headlines from the summer of 2014 through the end of the Funds’ reporting period. At present, Ebola seems unlikely to have a significant impact on the global economy. However, there was an interesting correlation between Ebola-related headlines and market volatility during the third quarter of 2014 which, while quite possibly coincidental, might also reflect heightened anxiety among investors given the somewhat uncertain state of global economic policies and growth. There has also been severe unrest in certain areas of the Middle East; while conflicts in Iraq and Syria have taken a terrible human toll, they have not had a significant impact on global markets or the global economy. Several important national elections took place during the period, and others are scheduled to occur during the fourth quarter of 2014.

Economic and market performance

For the period, global economic growth was sustained but still frustratingly slow, and near-term growth estimates have been revised downward. Growth, inflation and interest rate expectations fluctuated quite a bit over the period, leading to higher volatility in several asset classes, as discussed below.

Encouraging signs were seen in Europe for most of the period. The U.K. remained on the solid economic trajectory it has enjoyed since the end of 2012, and the country has enjoyed notable labor-market improvements as a result. Layoffs and unemployment both declined nicely during the reporting period. Wage increases remained subdued, however. This should help keep a lid on inflation and allow the Bank of England (“BOE”) to take a measured approach to tightening monetary policy. Gilt yields rose toward the end of 2013 on rising optimism but gradually declined over the rest of the period on faltering expectations for both growth (especially in the euro area) and central bank-tightening (most notably in the U.K. and the U.S.). U.K. stocks were largely flat and exhibited increasing volatility toward the end of the period. In late 2013 and early 2014, the euro area’s economy finally appeared to be rebounding from the stubborn recession that began in 2011. Inflation remained quite tame despite the rebound — so tame, in fact, that concerns over the risk of deflation were reignited in recent months. Euro-area government bonds performed well during the period, with falling interest rates and narrower spreads between the yields on core and periphery issuers (such as Greece and Germany, respectively). Unfortunately, some worrying signs surfaced again toward the end of the Funds’ fiscal year, as Italy, France and some smaller national economies appeared to be at risk of reentering recession. Even Germany, the currency union’s stalwart in recent years, showed some signs of sputtering toward the end of the third quarter. While leaders of the European Central Bank (“ECB”) and International Monetary Fund have observed in recent months that the eurozone appears to be in need of further fiscal and/or monetary easing, the European Commission and Germany have thus far been resistant to such calls. The resulting uncertainty led to some spread widening in September, reflecting renewed risk aversion among investors. German government bonds were especially strong performers over the reporting period. European stocks performed well from October 2013 until July 2014, but from that point through the end of September, they gave up much of those gains.

In the U.S., the steady but still largely uninspiring economic growth of recent years was interrupted by a sharp acceleration in the fourth quarter of 2013, which stoked fears of tighter monetary policy from the Federal Reserve (“Fed”), followed by a sudden and unexpected contraction in the first quarter of 2014. The first-quarter decline raised concerns over the durability of the current economic expansion. However, a solid rebound in economic activity during the second quarter of 2014 indicated that the slowdown was largely caused by harsh winter conditions in certain regions of the country. Like the U.K., the U.S. finally began to see solid labor-market improvements during 2014. Layoffs continued to decline, and in

SEI Institutional International Trust / Annual Report / September 30, 2014	1

September 2014, the U.S. unemployment rate fell below 6% for the first time since 2008. At the same time, wage gains — and, as a result, inflation expectations — remained fairly muted; thus, like the BOE, the Fed should be able to take a slow and measured approach to tightening monetary policy. That said, the Fed spent 2014 reducing its monthly bond purchases in order to wind down its quantitative-easing programs. And as labor-market and other economic data continued to improve, markets began to price in the beginning of Fed interest rate hikes. This, along with growing weakness in the eurozone and rising expectations that the ECB would be forced to ease policy and weaken the euro, helped put a strong bid under the dollar. The greenback appreciated sharply against most other currencies during the third quarter of 2014, an event which had negative effects on some global asset classes, including commodities and local-currency emerging-markets debt, for example.

In the Asia-Pacific region, Japan’s long-moribund economic growth showed signs of revival following implementation of the new prime minister’s economic policies in 2013. However, a sharp hike in the national consumption tax in April 2014 appeared to undermine the country’s momentum for the rest of the reporting period. Another hike in the tax, along with comprehensive economic reforms, are still under consideration. As a result, Japan’s economic performance could rely heavily on government-policy decisions in coming quarters and years. Like parts of the eurozone, China gave investors cause for concern over the reporting period. The government is attempting to rebalance the country’s economy by lessening its dependence on export and low-value added manufacturing activities in favor of domestic consumption. The government has also been taking a strong stand against corrupt business and financial practices. While these efforts should prove positive in the long term, they — along with rising overall debt levels within the country — added to the general uncertainty surrounding China’s economy over the past year. This uncertainty had a notable impact on commodity prices during the period. After falling during the last quarter of 2013, commodity prices (as measured by the Reuters/Jefferies CRB Index, for example) rose during the first quarter of 2014 before falling sharply between June and the end of September on slower growth in China, recession fears in the eurozone, and a sharply stronger U.S. dollar. Commodity-reliant economies such as Australia endured a bit of a roller coaster ride toward the end of the period as a result.

Outside China, results were mixed in other emerging markets (“EM”). After selling off in the fourth quarter of 2013, EM equities rebounded strongly through August 2014 before a sharp September decline gave back most of those gains. In EM debt, external-currency issues (with the notable exception of Venezuela) outperformed local currency thanks to the U.S. dollar’s strength against many EM currencies. Brazil, which successfully hosted the 2014 World Cup, saw its equity markets struggle while its local-currency debt bucked that asset class’ overall trend by performing well; Mexico’s equity and local-currency debt experienced similar dynamics. Argentina was a notable outperformer in both emerging-market debt and equities, as it worked toward resolving its longstanding debt issues. Russian and Ukrainian debt and Russian equities were notable underperformers due to their deepening conflict and growing fears of recession in both countries. (Sanctions against Russia by the U.S. and Europe, and the threat of Russian retaliation in energy markets once winter arrives, added to the uncertainty surrounding Eastern Europe.) Elsewhere, markets responded positively to the elections of pro-business and reform-minded candidates in India and Indonesia.

Our view

We believe the global economic recovery remains a work in progress. Economic expansions in North America and the U.K. seem to be well established, and we expect the Fed and the BOE to take very cautious approaches toward policy normalization as long as inflation pressures remain subdued. On behalf of SEI Investments, I want to thank you for your confidence in the SEI Institutional International Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

2	SEI Institutional International Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2014 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Acadian Asset Management LLC, Causeway Capital Management LLC, Henderson Global Investors (North America) Inc., INTECH Investment Management LLC, Neuberger Berman Management LLC, Schroder Investment Management North America, Inc. and Tradewinds Global Investors LLC. For the year ended September 30, 2014, Henderson Global Investors (North America) Inc. was added to and del Rey Global Investors LLC was terminated from the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2014, the Fund’s Class A shares underperformed the MSCI EAFE Index (the “Index”), returning 3.66% versus the Index return of 4.25%.

IV. Fund Attribution

At the sector level, Fund underperformance came mainly from a combination of stock selection and sector allocation. Selection in energy was weak, as the Fund was underweight a number of large integrated oil firms that performed especially well during the period. Overweight exposure to the weak performing industrials sector also weighed on returns. In contrast, selection in the consumer discretionary sector contributed positively to performance, mainly through holdings in the auto industry.

Regionally, the Fund’s positioning was beneficial, but weak stock selection in Europe detracted. In terms of portfolio positioning, there were two significant contributors — underweights to Australia and to Japan. Australia has been going through a roller coaster ride of performance swings, driven in large part by its economy’s dependence on natural-resource prices; with the pressure on commodity prices, Australia was outshined by many of its developed neighbors. In Japan, the implementation of “Abenomics” has caused some stumbles, in large part due to the implementation of a national sales tax increase. However, going forward, we believe a weaker yen may benefit the country’s exporters. Stock selection in Europe, particularly in French industrials, was a weak point. Although performance in emerging markets strengthened dramatically during the period until September’s selloff, the Fund’s opportunistic positioning had a neutral impact.

At the manager level, Acadian Asset Management LLC and Causeway Capital Management LLC performed best against the benchmark, followed by INTECH Investment Management LLC, Schroder Investment Management North America, Inc. and Tradewinds Global Investors LLC. Henderson Global Investors Investors (North America) Inc. and Neuberger Berman Management LLC underperformed.

International Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	3.66%	12.75%	6.11%	3.65%	3.53%
Class I	3.33%	12.41%	5.81%	3.38%	3.28%
MSCI EAFE Index	4.25%	13.65%	6.56%	6.32%	4.60%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the MSCI EAFE Index

[1]

For the year ended September 30, 2014. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2014	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2014 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Delaware Investment Fund Advisers, JO Hambro Capital Management Limited, Kleinwort Benson Investors International Ltd., Lazard Asset Management LLC, Neuberger Berman Management LLC and PanAgora Asset Management, Inc. For the year ended September 30, 2014, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2014, the Fund’s Class A Shares underperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning 2.68% versus the Index return of 4.66%.

IV. Fund Attribution

During the period, the top-performing sector within emerging markets was health care, and the Fund benefitted from both an overweight to and strong stock selection in this sector. In contrast, stock selection was challenged in information technology and industrials (particularly in the software and transportation industries, respectively).

As mentioned in the enclosed shareholder letter, markets responded positively to the election of business-friendly candidates in certain countries. India was a standout performer for this reason, as strong investor sentiment followed elections of new leadership. The Fund benefitted from an overweight to the country as well as strong stock selection, particularly in the financials and health care sectors. The Fund’s holdings in Russia stood in stark contrast to India, as Russia’s equity market was among the weakest-performing due in large part to the events relating to Crimea and Ukraine that were noted in the shareholder letter. The Fund was marginally overweight to Russia over the course of the period, and holdings in Russian industrials, financials and energy stocks detracted the most from results. The Fund’s holdings in Brazilian equities which, as noted in the shareholder letter, lagged, also weighed on results; stock selection in the industrial and financial sectors was particularly weak.

At the manager level, JO Hambro Capital Management Limited, Delaware Investment Fund Advisers and Neuberger Berman Management LLC were the best-performing sub-advisers. PanAgora Asset Management, Inc. also slightly outperformed the benchmark. Kleinwort Benson Investors International Ltd. lagged the benchmark slightly, while Lazard Asset Management LLC underperformed by a wider margin.

Emerging Markets Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	2.68%	6.60%	2.78%	8.32%	4.79%
MSCI Emerging Markets Index (Gross)	4.66%	7.56%	4.76%	11.03%	6.65%

Comparison of Change in the Value of a $100,000 Investment in the

Emerging Markets Equity Fund, Class A, versus the MSCI Emerging Markets Index (Gross)

[1]

For the year ended September 30, 2014. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

4	SEI Institutional International Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2014 (Unaudited)

International Fixed Income Fund

I. Objective

The SIT International Fixed Income Fund (the “Fund”) seeks to provide capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AllianceBernstein L.P., FIL Investment Advisors and Wellington Management Company, LLP. For the year ended September 30, 2014, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2014, the Fund’s Class A shares underperformed the Barclays Global Aggregate ex-US Index, Hedged (the “Index”) returning 5.96% versus a return of 6.47% for the Index.

IV. Fund Attribution

As noted in the enclosed shareholder letter, more interest rate-sensitive areas of the fixed-income market performed well over the period, as longer-term rates declined. As a result, the Fund’s shorter-than-benchmark duration position detracted. (Duration measures the sensitivity of a fixed-income security’s price to changes in interest rates.) As also noted in the shareholder letter, corporate and securitized debt outperformed most government sectiors. Within the Fund, the main contributors to outperformance were overweights to the corporate bond sector (especially financial issuers) and securitized debt and underweights to government-related sectors. Security selection within the corporate and securitized sub-sectors also helped. Country positioning within the government bond sector significantly detracted from benchmark-relative performance. This was especially true for a long-duration position in the U.S. and short-duration position in Germany during the third quarter of 2013 when longer-dated German government bonds outperformed. Underweights to the peripheral countries of the euro-currency area during most of the Fund’s fiscal year detracted; as noted in the shareholder letter, all periphery government bonds rallied over most of the period.

Manager performance was mixed. Wellington Management Company and FIL Investment Advisors detracted, while AllianceBernstein outperformed.

U.S. Treasury futures and interest rate swaps were used to efficiently assist in managing the Fund’s duration and yield-curve exposures. They did not have a material impact on Fund performance. Currency forwards were used to efficiently assist in managing the Fund’s foreign-currency risk. This activity had a material and positive impact on Fund performance, as currency forwards are the primary financial instrument used by the Fund to hedge against movements in foreign currencies, and foreign currencies declined in value relative to the U.S. dollar in the last two months of the Fund’s fiscal year.

International Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	5.96%	4.33%	4.24%	3.04%	4.51%
Barclays Global Aggregate ex-US Index, Hedged	6.47%	4.78%	4.23%	4.61%	5.98%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class A, versus the Barclays Global Aggregate ex-US Index, Hedged

[1]

For the year ended September 30, 2014. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2014	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INTERNATIONAL TRUST — SEPTEMBER 30, 2014 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Investec Asset Management Ltd., Neuberger Berman Management LLC and Stone Harbor Investment Partners LP. In December 2013, Ashmore Investment Management Limited was removed and Neuberger Berman Management LLC was added to the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2014, the Fund’s Class A shares underperformed a Hybrid of 50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI-EM Global Diversified Index (the “Index”), returning 1.90% versus the Index return of 3.97%.

IV. Fund Attribution

For the year ended September 30, 2014, emerging-markets debt (“EMD”), as proxied by a blend of 50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI-EM Global Diversified Index, returned 3.97%, which almost exactly offset the 3.87% loss experienced over the prior 12 months (U.S. dollar returns). The market was weak from the last three months of 2013 until January 2014 due to a combination of strong U.S. economic data (which stoked fears of rising interest rates and tighter U.S. Federal Reserve (Fed) policy) and investor outflows from EMD funds. As investors gained more clarity on the pace and impact of the Fed’s removal of monetary stimulus in the U.S., EMD embarked on a five-month recovery that came to a halt in July amid escalation of the conflict between Russia and Ukraine. The market posted negative returns over the final three months of the reporting period as the U.S. and EU imposed sanctions on Russia in light of its conflict with Ukraine, global growth expectations were lowered, and a full calendar of political elections in several emerging-market countries approached.

External-currency EMD, as represented by the J.P. Morgan EMBI Global Diversified Index, posted a strong 10% return. This performance can be attributed to a 42 basis point decline in spreads between EMD and U.S. Treasury yields (from 341 basis points at the start of the reporting period to 299 basis points at the end) as well as a 12 basis point decline in the U.S. 10-year Treasury yields from 2.61% to 2.49%. (Bond yields and prices typically move inversely.) The external-debt benchmark has a relatively long interest-rate duration (a high sensitivity to interest-rate changes), and at times, this can have a large impact on returns. Local-currency debt, as represented by the J.P. Morgan GBI-EM Global Diversified Index, dramatically underperformed external debt, posting a -1.54% return. The Fund’s overweight to local debt throughout the course of the period was one of the primary drivers of underperformance against the blended benchmark.

Within external debt, Venezuela was the only country to post a negative return as it continues to struggle with poor growth, high inflation, goods shortages, turnover of key government officials and lower oil prices. The Fund’s overweight position in Venezuela — justified, in our view, by the country’s low debt load, the government’s commitment to servicing debt, and high bond yields — was the largest detractor from relative performance. The second largest detractor in external debt was an overweight to Russia, as that country’s bonds underperformed the Index by approximately 9%. Russia’s conflict with Ukraine has resulted in a sharp economic slowdown, wider credit spreads and currency depreciation. The Fund maintained its Russian external-debt holdings on the basis of the country’s significant dollar reserves and modest external debt load. Offsetting the negative impacts of Russia and Venezuela was the positive impact of being overweight Argentina, the best performer in the Index. During the early part of the Fund’s fiscal year, the country’s bonds rallied when the government took steps to potentially repay old debt, improve the accuracy of economic statistics and come to a settlement with holdouts from its 2001 bond default. Other positive contributors included an underweight to Ukraine, whose economy has been decimated by the conflict with Russia, and an overweight to Indonesia where bonds rose solidly following a favorable presidential-election outcome.

6	SEI Institutional International Trust / Annual Report / September 30, 2014

Emerging-markets (“EM”) currencies broadly depreciated versus the U.S. dollar, and this accounted for most of the local-currency market’s underperformance versus external debt (much of the external-EMD market is denominated in dollars). As was the case in external debt, Russia was a poor performer, and the ruble is now hovering near all-time lows. The Chilean peso also depreciated as copper prices were pulled down in the broader commodities selloff. (Copper is a critically important resource and export for the Chilean economy.) The Fund had a neutral position in the Russian ruble but benefitted from an underweight to the Chilean peso. An overweight position in Brazilian local-currency bonds was a positive contributor as the currency rallied and local bonds rose leading up to the World Cup and October’s 2014 presidential elections. Exposure to Mexican local bonds, one of the market’s best performers, added to performance following that country’s decision to cut interest rates in order to stimulate growth.

Off-benchmark positioning in EM corporate debt contributed positively to returns, as those securities performed well. (The Fund’s blended benchmark includes only sovereign and quasi-sovereign debt; quasi-sovereigns are issuers where the national government is the majority owner.) Exposure ranged from 5% to 10% during the period, with positions concentrated in high-yielding Brazilian, Colombian, Chinese and Mexican credits.

Sub-adviser performance was mixed over the reporting period. Stone Harbor Investment Partners LP underperformed, hurt mainly by its overweights to Russia and Venezuela. Neuberger Berman Management LLC performed in line with the benchmark, while Investec Asset Management Ltd. slightly outperformed.

Currency forwards and swap contracts were used by the Fund as a way to either hedge particular positions or gain exposure to additional areas of the market. Interest-rate futures were used primarily for managing interest-rate risk. Foreign-currency hedges on local-currency bonds were generally positive contributors to performance, particularly against European currencies that suffered as a result of European economic weakness and fallout from the conflict between Russia and Ukraine.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Class A	1.90%	4.61%	6.19%	7.98%	9.25%
J.P. Morgan EMBI Global Diversified Index	9.67%	7.95%	8.03%	8.32%	9.15%
J.P. Morgan GBI-EM Global Diversified Index	(1.54)%	2.21%	4.43%	8.80%	N/A
50/50 Hybrid consisting of the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index	3.97%	5.11%	6.29%	8.64%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended September 30, 2014. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not Available.

SEI Institutional International Trust / Annual Report / September 30, 2014	7

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.7%

Australia — 1.7%
Amcor	48,567	$481
APA Group	59,544	388
Australia & New Zealand Banking Group	189,238	5,120
Bank of Queensland	68,141	694
BC Iron (A)	117,343	166
Brambles	1,094,277	9,116
Caltex Australia	24,820	608
Centamin	126,960	126
Challenger	88,503	551
Commonwealth Bank of Australia	174,848	11,519
CSL	75,814	4,921
CSR	633,976	1,847
Downer EDI	168,919	652
Flight Centre Travel Group	8,600	322
Lend Lease	127,221	1,596
Macquarie Group	49,551	2,497
Mount Gibson Iron	339,726	162
Ramsay Health Care	13,363	586
REA Group	7,422	281
Seek	15,556	221
Sonic Healthcare	12,138	186
Suncorp Group	5,264	65
Telstra	265,264	1,230
Western Areas	30,257	114
Westpac Banking	24,557	691
Woolworths	47,826	1,433

		45,573

Austria — 0.3%
Andritz	115,245	6,147
OMV	61,847	2,082
Porr Ag	908	58
Telekom Austria	9,480	85
Voestalpine	3,157	125

		8,497

Description	Shares	Market Value ($ Thousands)

Belgium — 1.8%
Ageas	264,488	$8,782
AGFA-Gevaert*	70,231	185
Anheuser-Busch InBev	22,206	2,472
Belgacom (A)	183,879	6,402
bpost	21,272	508
Colruyt (A)	94,781	4,177
Delhaize Group	13,495	939
Groupe Bruxelles Lambert	49,988	4,582
KBC Groep	272,639	14,522
Telenet Group Holding*	8,172	469
Tessenderlo Chemie	11,552	319
UCB	57,764	5,245

		48,602

Brazil — 0.3%
Centrais Eletricas Brasileiras	355,800	954
Centrais Eletricas Brasileiras ADR (A)	1,065,969	2,878
Cia Energetica de Minas Gerais ADR (A)	393,389	2,451
Cia Paranaense de Energia ADR (A)	79,993	1,094
Light	20,500	176
Marfrig Global Foods*	19,300	53

		7,606

Canada — 3.7%
Agrium	136,827	12,178
Alimentation Couche-Tard, Cl B	253,000	8,107
Bank of Nova Scotia	118,371	7,337
Bankers Petroleum*	18,400	89
Barrick Gold	487,984	7,154
Cameco	261,896	4,625
Canadian Imperial Bank of Commerce (A)	20,600	1,854
Cenovus Energy	148,822	4,012
Cogeco Cable	27,200	1,393
EnerCare	11,200	138
Enerplus (A)	16,800	320
Entertainment One	45,396	233
Finning International	10,900	308
Gildan Activewear	127,137	6,970
Imperial Oil	116,900	5,535
Jean Coutu Group PJC, Cl A	54,900	1,153
Kinross Gold*	2,024,033	6,679
Laurentian Bank of Canada	7,100	308
Linamar	21,100	1,091
Magellan Aerospace	5,200	54
Magna International, Cl A	48,000	4,566
OceanaGold*	21,400	44
Open Text	72,500	4,019
Quebecor, Cl B	20,000	504
Shaw Communications, Cl B (A)	19,400	476
ShawCor	130,000	6,572

8	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Suncor Energy	147,600	$5,353
Talisman Energy	615,306	5,322
Toronto-Dominion Bank	63,567	3,144
Transcontinental, Cl A	17,100	224

		99,762

China — 0.4%
Alibaba Group Holding ADR*	21,900	1,946
PICC Property & Casualty	4,336,900	7,685

		9,631

Denmark — 1.2%
AP Moeller - Maersk, Cl A	487	1,126
AP Moeller - Maersk, Cl B	2,628	6,244
Coloplast, Cl B	12,609	1,057
Danske Bank	79,095	2,150
DSV	26,069	734
H Lundbeck	4,986	111
Jyske Bank*	130,001	7,027
Novo Nordisk, Cl B	147,559	7,062
Pandora	39,058	3,063
Rockwool International, Cl B	597	86
TDC	144,918	1,101
Vestas Wind Systems*	69,495	2,717

		32,478

Finland — 0.6%
Elisa, Cl A	19,921	529
Fortum	18,038	440
Metso	8,230	293
Neste Oil	10,395	214
Nokia	672,641	5,740
Orion, Cl B	46,736	1,830
Sampo, Cl A	63,784	3,094
Stora Enso, Cl R	326,874	2,728
Tieto	15,404	389
UPM-Kymmene	109,024	1,558

		16,815

France — 10.9%
Accor	14,933	662
Aeroports de Paris	4,954	593
Alcatel-Lucent*	2,016,643	6,259
Arkema	61,222	4,108
AtoS	21,377	1,549
AXA	246,451	6,074
BNP Paribas	365,386	24,242
Boiron	1,900	159
Cap Gemini	6,768	486
Carrefour	320,879	9,915
Cie de St.-Gobain	24,217	1,108
Cie Generale des Etablissements-Michelin, Cl B	73,484	6,932

Description	Shares	Market Value ($ Thousands)

CNP Assurances (A)	20,896	$394
Credit Agricole	145,469	2,195
Dassault Systemes (A)	7,092	456
Electricite de France	241,203	7,913
Essilor International	46,968	5,158
Etablissements Maurel et Prom	15,912	224
Eurazeo	5,874	423
Eutelsat Communications	27,227	879
GDF Suez	413,055	10,363
Groupe Eurotunnel	33,212	406
Groupe Fnac*	1,286	48
Iliad	2,853	604
Imerys (A)	498	37
Ipsen	11,571	569
JC Decaux (A)	12,538	396
Kering	14,953	3,016
Lagardere	56,694	1,518
Legrand (A)	222,542	11,581
Metropole Television (A)	10,297	166
Natixis	133,741	920
Nexity	7,174	265
Orange	133,400	2,006
Pernod Ricard	48,285	5,468
Publicis Groupe*	115,174	7,910
Rallye	18,165	794
Rexel	781,726	14,590
Safran	119,463	7,754
Sanofi	404,105	45,719
Schneider Electric	281,567	21,626
SCOR	26,866	839
SES (A)	53,554	1,852
Societe Generale	9,237	472
Sodexo	107,447	10,517
Suez Environnement	261,133	4,419
Technicolor*	124,177	811
Technip (A)	173,877	14,631
Teleperformance	4,248	263
Thales	123,198	6,564
Total	288,561	18,755
Valeo	34,262	3,813
Vallourec	188,088	8,651
Veolia Environnement*	48,555	857
Vetoquinol	1,345	61
Vinci	50,598	2,941
Vivendi	9,907	239
Wendel	5,451	618
Zodiac Aerospace	29,079	928

		292,716

Germany — 6.9%
Adidas	28,728	2,150
Bayer	155,512	21,786
Bayerische Motoren Werke	25,520	2,741
Borussia Dortmund GmbH & KGaA	22,765	128

SEI Institutional International Trust / Annual Report / September 30, 2014	9

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Brenntag	151,515	$7,447
Commerzbank*	155,131	2,320
Continental	94,749	18,031
Daimler	152,613	11,708
Deutsche Annington Immobilien	15,181	441
Deutsche Boerse	120,924	8,147
Deutsche Lufthansa	178,440	2,819
Deutsche Post	142,980	4,586
Deutsche Telekom	107,199	1,625
Deutsche Wohnen	65,828	1,407
Duerr	7,405	541
E.ON	205,212	3,758
Fresenius	18,120	897
GEA Group	87,291	3,809
Gerresheimer	20,399	1,325
Grammer	6,818	264
HeidelbergCement	53,540	3,539
Henkel	18,922	1,769
Hochtief	51,963	3,578
Hugo Boss	5,356	670
Indus Holding	2,704	131
Infineon Technologies	224,826	2,327
Kabel Deutschland Holding	4,327	588
KION Group	2,542	94
Krones	1,165	101
KUKA	6,300	382
Linde	89,773	17,255
MAN	1,530	172
Merck	51,484	4,750
Muenchener Rueckversicherungs	24,460	4,837
Nordex*	47,206	871
OSRAM Licht*	28,111	1,047
Rhoen Klinikum	32,981	1,001
RTL Group	7,154	614
RWE	185,000	7,211
SAP	159,925	11,536
SAP ADR	79,100	5,708
Siemens	122,394	14,591
Suedzucker (A)	40,762	641
Talanx	2,562	85
ThyssenKrupp	91,504	2,401
TUI	156,224	2,338
United Internet	19,038	810
Wacker Neuson	2,833	54

		185,031

Greece — 0.1%
Alpha Bank AE*	3,045,494	2,362

Guernsey — 0.0%
Friends Life Group	69,569	347

Hong Kong — 2.1%
AIA Group	2,237,200	11,568
Chaoda Modern Agriculture* (B) (C)	2,440,000	—

Description	Shares	Market Value ($ Thousands)

Cheung Kong Holdings	124,000	$2,042
China Merchants Holdings International	1,300,000	4,018
China Mobile	1,022,240	11,815
CNOOC	2,751,000	4,719
Digital China Holdings	4,431,000	3,966
Galaxy Entertainment Group	139,000	807
Hongkong Land Holdings	412,000	2,802
Hutchison Whampoa	76,500	926
Jardine Matheson Holdings	97,442	5,808
Jardine Strategic Holdings	121,110	4,221
Link (D)	506,000	2,916
Sands China	67,200	350

		55,958

India — 0.3%
Idea Cellular	1,565,645	4,211
Tata Motors ADR	63,880	2,792

		7,003

Indonesia — 0.1%
APERAM* (A)	77,101	2,407

Ireland — 0.2%
Bank of Ireland*	568,744	223
ICON*	22,474	1,286
Kerry Group, Cl A	28,826	2,033
Ryanair Holdings ADR*	33,800	1,907

		5,449

Israel — 1.8%
Bank Hapoalim	153,463	865
Bezeq Israeli Telecommunication	5,270,279	9,099
Check Point Software Technologies*	231,156	16,005
NICE Systems	4,227	171
Teva Pharmaceutical Industries	55,183	2,976
Teva Pharmaceutical Industries ADR	371,212	19,953

		49,069

Italy — 2.3%
Ascopiave	56,391	128
Assicurazioni Generali	178	4
Atlantia	60,770	1,501
Azimut Holding	217,075	5,493
Enel	981,817	5,212
Exor	103,913	4,035
Fiat (A)	120,462	1,163
Finmeccanica	12,390	121
Intesa Sanpaolo	2,842,787	8,640
Luxottica Group	10,278	535
Mediaset*	1,783,451	6,849

10	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Mediobanca	66,955	$576
Pirelli & C	42,418	587
Recordati	20,281	333
Snam Rete Gas	232,836	1,288
Societa Cattolica di Assicurazioni SCRL (A)	2,663	46
Telecom Italia	5,059,630	5,800
Telecom Italia RNC	10,431,066	9,270
Terna Rete Elettrica Nazionale	160,035	805
UniCredit	1,138,572	9,004
Unione di Banche Italiane	125,417	1,055
UnipolSai	127,991	362

		62,807

Japan — 15.8%
Alfresa Holdings	99,200	1,430
Arcland Sakamoto	16,700	391
Astellas Pharma	265,500	3,952
Bandai Namco Holdings	20,200	518
Bridgestone	164,900	5,445
Calsonic Kansei	104,000	566
Canon Marketing Japan	64,500	1,242
Casio Computer (A)	4,600	77
Central Japan Railway	32,600	4,403
Chiyoda	6,000	66
Coca-Cola West	43,600	634
Dai Nippon Printing	651,000	6,525
Daikin Industries	10,100	626
Daikyo	86,000	161
Daito Trust Construction	39,700	4,689
Daiwa House Industry	174,000	3,121
Denso	4,800	221
Doutor Nichires Holdings	3,200	51
Dydo Drinco	9,800	387
East Japan Railway	10,300	772
Ebara	1,234,000	7,391
Fanuc	56,200	10,149
Fuji Film Holdings	494,643	15,196
Fuji Heavy Industries	7,600	251
Fuji Soft	6,100	149
Fujitsu	818,000	5,034
Geo Holdings	20,000	172
Hitachi	1,913,000	14,605
Hoya	69,700	2,341
Inpex	121,800	1,720
IT Holdings	61,000	1,067
Japan Airlines	107,400	2,937
Japan Prime Realty Investment, Cl A (D)	38	137
Japan Tobacco	216,342	7,035
JGC	188,000	5,131
Kaken Pharmaceutical	14,000	316
Kanematsu	158,000	254
Kansai Paint	727,600	10,865

Description	Shares	Market Value ($ Thousands)

Kao	22,900	$893
KDDI	303,600	18,247
Keyence	19,300	8,386
Komatsu	253,700	5,866
Kubota	297,000	4,691
Lawson	82,600	5,775
LIXIL Group	24,100	515
Mabuchi Motor	102,000	8,889
Medipal Holdings	24,700	300
MEIJI Holdings	10,300	814
Miraca Holdings	130,000	5,374
Misawa Homes	24,600	250
Mitsubishi Tanabe Pharma	360,400	5,286
Morinaga Milk Industry	122,000	393
MS&AD Insurance Group Holdings	437,400	9,540
Murata Manufacturing	10,500	1,194
Nabtesco	169,100	4,053
NGK Insulators	34,000	810
NGK Spark Plug	2,900	85
NH Foods	31,000	657
Nidec	32,700	2,212
Nikon (A)	640,600	9,256
Nippo	16,000	293
Nippon Flour Mills	28,000	136
Nippon Paint Holdings	29,000	652
Nippon Telegraph & Telephone	81,100	5,043
Nippon Telegraph & Telephone ADR	388,907	12,099
Nissan Motor	459,100	4,474
Nissan Tokyo Sales Holdings	8,100	22
Nisshin Fudosan	10,600	45
Nitori Holdings	12,700	786
Nomura Real Estate Holdings	63,000	1,082
North Pacific Bank	140,000	551
NTT DOCOMO	207,360	3,460
Ono Pharmaceutical	11,300	1,003
Otsuka Holdings	82,300	2,836
Panasonic	343,400	4,084
Rohm	121,800	7,661
Ryohin Keikaku	40,130	4,781
Santen Pharmaceutical	126,500	7,081
Seiko Epson	3,200	154
Seino Holdings	120,000	962
Sekisui Chemical	373,000	4,278
Sekisui House	468,300	5,516
Seven & I Holdings	154,000	5,972
Shimizu	91,000	718
Shin-Etsu Chemical	154,300	10,083
Shinko Electric Industries	23,900	175
Shiseido	446,900	7,372
Showa	17,300	189
SKY Perfect JSAT Holdings	30,100	177
SMC	68,600	18,917
SoftBank	232,880	16,324
Sugi Holdings	101,900	4,278

SEI Institutional International Trust / Annual Report / September 30, 2014	11

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Sumitomo Forestry	15,700	$169
Sumitomo Heavy Industries	52,000	292
Sumitomo Mitsui Financial Group	552,700	22,527
Sumitomo Mitsui Trust Holdings	1,944,220	8,091
Suzuken	12,400	357
Taisei	23,000	130
Takata	265,500	6,022
Tosoh	47,000	190
Toyota Motor	357,700	21,075
Toyota Motor ADR	52,058	6,118
Tsuruha Holdings	136,600	7,596
Ulvac*	14,800	186
United Urban Investment (D)	81	124
Wacoal Holdings	599,704	5,839
Warabeya Nichiyo	13,300	239
Watabe Wedding	6,395	34
West Japan Railway	4,900	219
Yamazaki Baking	80,000	1,031
Yellow Hat	12,500	275

		425,231

Malta — 0.0%
BGP Holdings* (C)	198,683	—

Mexico — 0.1%
Gruma, Cl B*	27,044	290
Grupo Financiero Banorte, Cl O	266,416	1,706

		1,996

Netherlands — 6.0%
Aegon	660,778	5,452
Airbus Group	38,119	2,399
Akzo Nobel	354,140	24,270
ASML Holding	180,770	17,999
BinckBank	21,382	213
Boskalis Westminster	22,283	1,255
Delta Lloyd	20,943	505
Heineken Holding (A)	5,558	368
ING Groep*	598,928	8,557
James Hardie Industries	83,667	876
Koninklijke Ahold	370,914	6,007
Koninklijke DSM	87,365	5,392
Koninklijke KPN*	380,329	1,219
Nielsen	161,600	7,164
OCI* (A)	15,026	464
PostNL	954,622	4,126
Reed Elsevier	914,927	20,769
Royal Dutch Shell, Cl A	518,762	19,862
Royal Dutch Shell, Cl B	66,628	2,632
Royal Dutch Shell ADR, Cl B	120,744	9,553
TNT Express (A)	814,791	5,161
Unilever	212,443	8,462
Wolters Kluwer (A)	250,418	6,681

		159,386

Description	Shares	Market Value ($ Thousands)

New Zealand — 0.1%
Air New Zealand	139,644	$211
Fletcher Building	19,930	137
Ryman Healthcare	55,085	335
Spark New Zealand	294,596	682

		1,365

Norway — 1.6%
Akastor	371,893	1,497
Aker Solutions*	371,893	3,784
Archer*	68,195	96
Bonheur	5,117	82
DnB	789,476	14,787
Kvaerner	80,275	132
Norsk Hydro	396,281	2,217
Orkla	171,094	1,548
Salmar	7,125	126
Seadrill	89,087	2,390
Statoil	465,787	12,706
Telenor	170,760	3,749
Veidekke	8,294	83

		43,197

Poland — 0.0%
Tauron Polska Energia	59,269	96

Portugal — 0.3%
CTT Correios de Portugal	766,831	7,454
Energias de Portugal	239,844	1,047
Sonae	211,509	307

		8,808

Puerto Rico — 0.0%
Triple-S Management, Cl B*	23,165	461

Russia — 0.4%
Eurasia Drilling GDR	137,351	3,901
Gazprom ADR	854,460	6,015
Surgutneftegas ADR	8,414	56

		9,972

Singapore — 1.1%
City Developments	771,000	5,816
DBS Group Holdings	637,816	9,212
Flextronics International*	247,798	2,557
Sembcorp Industries	969,000	3,936
Sembcorp Marine (A)	1,240,000	3,637
United Overseas Bank	228,600	4,015

		29,173

12	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

South Africa — 0.2%
ArcelorMittal	63,922	$880
Impala Platinum Holdings	489,531	3,770
Net 1 UEPS Technologies*	5,340	64

		4,714

South Korea — 2.4%
Hyundai Motor	43,291	7,815
KB Financial Group ADR	152,945	5,540
KT&G	114,702	10,272
LG Display ADR	215,154	3,389
Meritz Financial Group	22,180	177
POSCO	12,654	3,939
Samsung Electronics	10,566	11,855
SK Telecom	48,496	13,327
SK Telecom ADR	293,466	8,904

		65,218

Spain — 1.5%
Abertis Infraestructuras	67,144	1,327
Acerinox	19,057	293
ACS Actividades de Construccion y Servicios	129,720	4,985
Amadeus IT Holding, Cl A	69,455	2,599
Banco Popular Espanol	97,587	597
Banco Santander	367,561	3,534
CaixaBank	319,664	1,947
Enagas	33,212	1,071
Endesa	8,158	322
Ferrovial	44,015	854
Gamesa Tecnologica*	10,518	116
Gas Natural	57,565	1,695
Grifols	25,031	1,026
Iberdrola	236,371	1,693
International Consolidated Airlines Group*	1,957,408	11,649
Red Electrica	13,640	1,181
Tecnicas Reunidas (A)	99,789	5,293
Zardoya Otis	28,710	356

		40,538

Sweden — 2.0%
Assa Abloy, Cl B	5,859	303
Electrolux, Cl B	174,769	4,628
Elekta, Cl B (A)	232,162	2,292
Hufvudstaden, Cl A	4,930	61
Husqvarna, Cl B	105,104	745
Industrivarden, Cl C	72,362	1,266
Intrum Justitia	19,757	558
Investor, Cl B	12,887	456
JM	25,049	802
Loomis, Cl B	6,766	194
Meda, Cl A	14,812	208

Description	Shares	Market Value ($ Thousands)

NCC, Cl B	18,704	$622
Nordea Bank	746,349	9,722
Peab	11,408	79
Securitas, Cl B	19,256	214
Skandinaviska Enskilda Banken, Cl A	627,339	8,390
Skanska, Cl B	81,989	1,698
Svenska Cellulosa, Cl B	130,799	3,123
Svenska Handelsbanken, Cl A	20,559	968
Swedbank, Cl A	52,900	1,333
Telefonaktiebolaget LM Ericsson, Cl B	712,643	9,056
Telefonaktiebolaget LM Ericsson ADR	614,218	7,733

		54,451

Switzerland — 9.5%
Actelion	29,385	3,454
Adecco	26,797	1,819
Aryzta	13,921	1,200
Baloise Holding	9,033	1,158
Barry Callebaut	30	33
Chocoladefabriken Lindt & Spruengli	83	1,121
Cie Financiere Richemont	31,400	2,575
Clariant	689,608	11,807
Credit Suisse Group	545,033	15,099
Emmi	824	282
Galenica	892	785
Geberit	3,465	1,120
Georg Fischer	1,802	1,061
Givaudan	13,175	21,069
Holcim	12,233	892
Julius Baer Group	122,275	5,483
Lonza Group	58,239	7,034
Nestle	112,186	8,248
Novartis	400,639	37,800
OC Oerlikon	87,314	1,087
Pargesa Holding	2,541	202
Partners Group Holding	21,610	5,688
Roche Holding	132,371	39,219
SGS	5,079	10,530
Siegfried Holding	717	106
Sika	2,866	9,934
Sonova Holding	41,161	6,574
Sulzer	44,269	5,444
Swiss Life Holding	22,635	5,406
Swiss Re	30,400	2,423
Swisscom	5,359	3,043
Syngenta	5,169	1,646
UBS	566,431	9,839
UBS Registered	1,081,301	18,853
Zurich Insurance Group	44,988	13,409

		255,443

SEI Institutional International Trust / Annual Report / September 30, 2014	13

SCHEDULE OF INVESTMENTS

International Equity Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Taiwan — 0.2%
Hon Hai Precision Industry	1,532,160	$4,835
Radium Life Tech	265,200	155
United Microelectronics ADR	340,869	678

		5,668

United Kingdom — 15.9%
3i Group	85,609	532
Admiral Group	2,478	52
Afren*	132,019	221
Amlin	1,229,229	8,649
Aon	100,100	8,776
ARM Holdings	205,000	3,011
Associated British Foods	183,636	7,975
AstraZeneca	171,226	12,329
Aviva	1,486,997	12,620
Babcock International Group	60,000	1,062
BAE Systems	203,420	1,555
Balfour Beatty	773,027	2,363
Barclays	4,880,810	17,997
Berendsen	54,241	862
BG Group	1,059,199	19,575
BHP Billiton	109,491	3,044
BP	557,445	4,098
BP ADR	72,369	3,181
British American Tobacco	296,193	16,720
British Land (D)	222,872	2,538
British Sky Broadcasting Group	7,736	111
BT Group, Cl A	249,327	1,534
Bunzl	452,454	11,809
Capita	245,307	4,629
Carnival	178,627	7,135
Catlin Group	686,353	5,808
Cobham	61,708	291
Compass Group	291,348	4,707
Diageo	267,131	7,730
EnQuest*	47,528	84
GKN	283,346	1,466
GlaxoSmithKline	292,933	6,710
Hammerson	152,652	1,422
Hargreaves Lansdown	33,878	519
Hikma Pharmaceuticals	43,058	1,210
Home Retail Group	2,606,352	7,052
Howden Joinery Group	1,032,470	5,676
HSBC Holdings	2,467,390	25,148
IMI	17,950	358
Imperial Tobacco Group	20,360	879
InterContinental Hotels Group	26,439	1,020
Investec	346,802	2,922
ITV	1,977,069	6,660
John Wood Group	18,089	223
Johnson Matthey	29,298	1,386
Kingfisher	648,158	3,403

Description	Shares	Market Value ($ Thousands)

Land Securities Group (D)	39,877	$672
Legal & General Group	764,713	2,838
Lloyds Banking Group*	20,379,390	25,396
London Stock Exchange Group	16,756	507
Man Group	329,461	634
Michael Page International	699,531	4,747
Mondi	107,590	1,763
National Grid	228,928	3,296
Next	27,003	2,891
Pace	17,386	84
Prudential	548,461	12,234
QinetiQ Group	192,599	701
Reckitt Benckiser Group	50,865	4,412
Reed Elsevier	880,801	14,108
Rentokil Initial	3,744,268	7,150
Rexam	612,914	4,887
Rio Tinto	202,986	9,976
SABMiller	120,745	6,710
Sage Group	106,918	633
Segro (D)	116,190	684
Shire	85,063	7,364
Smith & Nephew	182,783	3,082
SSE	92,420	2,318
St. James’s Place	473,240	5,600
Synthomer	21,503	74
TalkTalk Telecom Group	1,467,890	7,115
Tate & Lyle	27,024	259
Tesco	1,614,390	4,873
Thomas Cook Group*	1,830,603	3,532
Travis Perkins	220,562	5,950
TSB Banking Group* (A) (E)	1,708,148	7,698
TUI Travel	196,122	1,237
Unilever	34,406	1,442
United Utilities Group	65,495	858
Vodafone Group	6,143,620	20,358
Weir Group	34,117	1,384
Whitbread	29,617	1,994
WPP	552,772	11,112
Xchanging	57,394	175

		427,800

United States — 0.9%
Affymetrix*	6,280	50
Alliance HealthCare Services*	7,648	173
Argan	12,894	430
Axis Capital Holdings	176,543	8,356
Bassett Furniture Industries	5,007	68
Central Garden and Pet, Cl A*	6,077	49
Central Pacific Financial	4,978	89
Computer Sciences	53,826	3,291
Constellium, Cl A*	41,612	1,024
Ducommun *	1,905	52

14	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Shares/Face Amount (Thousands)/ Number of Rights	Market Value ($ Thousands)

Global Cash Access Holdings*	11,939	$81
Harvard Bioscience*	14,767	60
Manpowergroup	60,399	4,234
Medifast*	20,734	681
Midcoast Energy Partners	5,899	132
Nautilus*	4,579	55
NN	8,361	223
Pantry*	8,932	181
Pilgrim’s Pride*	15,264	466
Provident Financial Holdings	5,496	80
RadNet*	30,354	201
Reading International, Cl A*	6,849	58
Renewable Energy Group*	28,868	293
Repligen*	5,809	116
REX American Resources*	11,831	862
SciClone Pharmaceuticals*	7,716	53
Skilled Healthcare Group, Cl A*	9,096	60
Skullcandy*	44,212	344
Sykes Enterprises*	2,630	53
Take-Two Interactive Software*	84,728	1,955
Taro Pharmaceutical Industries*	6,130	942
Warren Resources*	61,957	328
ZAGG*	12,637	71

		25,111

Total Common Stock (Cost $2,347,723) ($ Thousands)		2,490,741

PREFERRED STOCK — 0.8%

Germany — 0.8%
Bayerische Motoren Werke	8,215	669
Draegerwerk	2,624	232
Henkel	88,502	8,839
Volkswagen	59,834	12,426

Total Preferred Stock (Cost $24,493) ($ Thousands)		22,166

U.S. TREASURY OBLIGATIONS (F) (G) — 0.2%
U.S. Treasury Bills
0.041%, 05/28/2015	$297	297
0.038%, 03/05/2015	5,419	5,418

Total U.S. Treasury Obligations (Cost $5,715) ($ Thousands)		5,715

RIGHTS — 0.0%

Italy — 0.0%
Fiat, Expires 10/08/2014*	120	—

Description		Number of Rights/ Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)

Spain — 0.0%
Banco Popular Espanol, Expires 10/01/2014*		98	$2

Total Rights (Cost $—) ($ Thousands)			2

AFFILIATED PARTNERSHIP — 1.9%
SEI Liquidity Fund, L.P. 0.080%†** (H)		51,797,689	51,798

Total Affiliated Partnership (Cost $51,798) ($ Thousands)			51,798

CASH EQUIVALENT — 3.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†**		101,506,987	101,507

Total Cash Equivalent (Cost $101,507) ($ Thousands)			101,507

TIME DEPOSITS — 2.4%
Brown Brothers Harriman
4.500%, 10/01/2014	ZAR	15	1
2.750%, 10/01/2014	NZD	22	17
1.578%, 10/01/2014	AUD	172	151
0.350%, 10/01/2014	NOK	43	7
0.299%, 10/01/2014	CAD	2	1
0.060%, 10/01/2014	GBP	266	432
0.050%, 10/01/2014	SEK	1	—
0.030%, 10/01/2014		63,189	63,189
0.005%, 10/01/2014	SGD	92	72
0.005%, 10/01/2014	HKD	1,430	184
0.005%, 10/01/2014	JPY	11,215	102
0.001%, 10/01/2014	CHF	209	219
0.000%, 10/01/2014	EUR	876	1,107
0.000%, 10/01/2014	DKK	—	—

Total Time Deposits (Cost $65,482) ($ Thousands)			65,482

Total Investments — 101.8% (Cost $2,596,718) ($ Thousands)			$2,737,411

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	924	Dec-2014	$(324)
FTSE 100 Index	280	Dec-2014	(799)
Hang Seng Index	36	Oct-2014	(267)
SPI 200 Index	92	Dec-2014	(352)
Topix Index	191	Dec-2014	517

			$(1,225)

SEI Institutional International Trust / Annual Report / September 30, 2014	15

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2014

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,687,824 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security.
(1)	In U.S. dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $49,273 ($ Thousands) (See Note 8).

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2014 was $0 ($ Thousands) and represented 0.0% of Net Assets.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2014 was $0 ($ Thousands) and represented 0.0% of Net Assets.

(D)	Real Estate Investment Trust.

(E)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(F)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(G)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(H)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities as of September 30, 2014 was $51,798 ($ Thousands).

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krone

SGD — Singapore Dollar

SPI — Share Price Index

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,490,741	$—	$—	$2,490,741
Preferred Stock	22,166	—	—	22,166
U.S. Treasury Obligations	—	5,715	—	5,715
Rights	2	—	—	2
Affiliated Partnership	—	51,798	—	51,798
Cash Equivalent	101,507	—	—	101,507
Time Deposits	—	65,482	—	65,482

Total Investments in Securities	$2,614,416	$122,995	$—	$2,737,411

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$517	$—	$—	$517
Unrealized Depreciation	(1,742)	—	—	(1,742)

Total Other Financial Instruments	$(1,225)	$—	$—	$(1,225)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers from Level 2 into Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	SEI Institutional International Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 89.5%

Argentina — 0.5%
Arcos Dorados Holdings, Cl A (A)	333,300	$1,993
MercadoLibre (A)	21,300	2,314
Tenaris ADR (A)	67,648	3,082
YPF ADR (A)	50,800	1,879

		9,268

Brazil — 8.4%
ALL - America Latina Logistica	403,261	1,045
AMBEV	541,000	3,558
AMBEV ADR	1,088,692	7,131
B2W Cia Digital*	621,653	8,278
Banco Bradesco	566,082	8,067
Banco do Brasil	265,580	2,760
Banco Santander Brasil	527,815	3,452
BB Seguridade Participacoes	339,100	4,470
BM&FBovespa	958,817	4,396
BR Malls Participacoes	697,700	5,480
Brasil Insurance Participacoes e Administracao	405,200	1,335
Braskem ADR (A)	231,110	3,044
BRF ADR (A)	238,454	5,673
CCR	364,200	2,513
CETIP - Mercados Organizados	89,900	1,116
Cia Paranaense de Energia ADR (A)	24,910	341
Cielo	250,440	4,072
Cosan Industria e Comercio	83,900	1,336
Cyrela Brazil Realty Empreendimentos e Participacoes	1,105,667	5,574
EcoRodovias Infraestrutura e Logistica	503,200	2,453
EDP - Energias do Brasil	738,600	2,994
Estacio Participacoes	621,400	6,461
Fibria Celulose ADR* (A)	299,285	3,292
Gerdau ADR (A)	1,114,026	5,347

Description	Shares	Market Value ($ Thousands)

Gol Linhas Aereas Inteligentes ADR	681,538	$3,278
Hypermarcas*	680,660	4,902
JBS	435,100	1,638
Klabin	269,300	1,304
Kroton Educacional	835,848	5,248
Localiza Rent a Car	174,932	2,512
Lojas Renner	40,400	1,167
Mahle-Metal Leve Industria e Comercio	22,600	200
MRV Engenharia e Participacoes	248,700	826
Multiplus	101,500	1,216
Petroleo Brasileiro	82,822	588
Petroleo Brasileiro ADR	659,265	9,355
Porto Seguro	139,700	1,625
Qualicorp*	321,600	3,180
Santos Brasil Participacoes	75,820	520
Sao Martinho	36,800	592
Sul America	109,682	676
Telefonica Brasil ADR (A)	136,000	2,676
Tim Participacoes	141,100	739
Tim Participacoes ADR	473,100	12,395
Totvs	220,520	3,344
Vale	56,186	618
Vale ADR, Cl B (A)	631,561	6,954
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	131,800	2,042
Via Varejo*	259,900	2,577

		164,360

Canada — 0.4%
Africa Oil* (A)	155,700	685
Pacific Rubiales Energy	351,676	5,910
SEMAFO	273,720	965

		7,560

Chile — 0.8%
Banco de Chile	21,399,622	2,642
Banco Santander Chile	99,800,700	5,575
Cia Cervecerias Unidas ADR (A)	167,691	3,694
SACI Falabella	221,990	1,678
Sociedad Quimica y Minera de Chile ADR (A)	104,900	2,742

		16,331

China — 14.1%
AAC Technologies Holdings (A)	957,280	5,560
Agricultural Bank of China	31,564,432	13,983
Alibaba Group Holding ADR*	40,400	3,590
Anhui Conch Cement (A)	1,542,500	4,926
ANTA Sports Products	2,281,000	4,647
Anton Oilfield Services Group (A)	3,106,000	920
Baidu ADR*	139,276	30,394

SEI Institutional International Trust / Annual Report / September 30, 2014	17

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Bank of China	25,358,105	$11,364
Byd (A)	169,500	1,125
Byd Electronic International	695,000	805
Changyou.com ADR* (A)	121,000	2,895
China BlueChemical	2,500,000	1,085
China Child Care (A)	4,708,100	1,043
China CITIC Bank	1,486,000	901
China Coal Energy (A)	1,526,000	892
China Construction Bank	27,770,993	19,456
China Lesso Group Holdings	739,600	369
China Life Insurance	1,170,000	3,247
China Merchants Bank	2,365,076	4,045
China National Materials (A)	9,819,438	2,264
China Oilfield Services	2,030,000	5,359
China Petroleum & Chemical	9,785,839	8,570
China Petroleum & Chemical ADR (A)	24,900	2,175
China Shenhua Energy	892,000	2,487
China Telecom	3,726,000	2,284
China Vanke* (A)	2,988,124	5,280
Chongqing Rural Commercial Bank	2,726,612	1,236
CITIC Securities	953,500	2,198
Coolpad Group	7,480,000	1,329
Datang International Power Generation	1,510,000	788
Dongfeng Motor Group	2,046,000	3,362
Evergrande Real Estate Group (A)	2,193,000	825
Great Wall Motor	328,000	1,274
Guangzhou R&F Properties (A)	2,174,800	2,199
Huaneng Power International	4,120,000	4,499
Industrial & Commercial Bank of China	34,900,768	21,754
Jiangsu Expressway	3,066,000	3,234
Jiangxi Copper	1,525,000	2,510
KWG Property Holding	1,737,370	1,219
New Oriental Education & Technology Group*	302,300	7,013
PetroChina	2,596,000	3,326
PetroChina ADR (A)	57,809	7,429
PICC Property & Casualty	2,095,800	3,714
Ping An Insurance Group of China	1,091,500	8,195
Shanghai Electric Group	1,382,000	735
Shimao Property Holdings	460,000	931
SINA*	69,200	2,847
Sinopec Engineering Group	3,406,500	3,672
SOHO China	2,051,028	1,484
Sohu.com*	103,600	5,204
Tencent Holdings	1,080,535	16,072
Tingyi Cayman Islands Holding	1,288,000	3,384
Tsingtao Brewery	458,000	3,262
Uni-President China Holdings (A)	5,582,400	5,579
Vipshop Holdings ADR* (A)	2,466	466

Description	Shares	Market Value ($ Thousands)

WuXi PharmaTech Cayman*	31,674	$1,109
Youku Tudou ADR* (A)	57,800	1,036
Zhejiang Expressway	3,558,000	3,615
Zhuzhou CSR Times Electric	2,275,600	8,792
ZTE	529,600	1,174

		275,132

Colombia — 0.6%
Bancolombia ADR, Cl R (A)	102,200	5,797
Ecopetrol	3,249,243	5,094
Grupo Argos	81,692	919

		11,810

Czech Republic — 0.7%
CEZ	161,731	4,917
Komercni Banka	38,094	9,060

		13,977

Egypt — 0.0%
Commercial International Bank Egypt GDR	134,788	927

Greece — 0.4%
Alpha Bank AE*	2,865,766	2,223
OPAP	37,618	492
Piraeus Bank*	2,813,026	4,761

		7,476

Hong Kong — 6.1%
Bolina Holding (A)	4,005,700	1,578
Chaoda Modern Agriculture* (B) (C)	2,056,181	—
China Everbright	328,000	615
China Everbright International	5,531,600	7,323
China High Precision Automation Group (B) (C)	1,385,624	221
China Medical System Holdings (A)	2,712,500	4,639
China Mengniu Dairy	1,789,915	7,376
China Minsheng Banking	1,185,100	1,084
China Mobile (A)	2,031,181	27,485
China Modern Dairy Holdings* (A)	4,037,000	1,872
China Power International Development (A)	2,861,000	1,326
China State Construction International Holdings	7,652,184	11,372
China Taiping Insurance Holdings*	1,258,200	2,729
China Unicom Hong Kong ADR (A)	137,890	2,072
CNOOC	7,185,607	12,326
CNOOC ADR (A)	16,710	2,883
Far East Horizon	1,431,000	1,281
GOME Electrical Appliances Holding	9,371,000	1,521
Guangzhou Automobile Group	988,000	956
Haier Electronics Group	2,555,000	6,696

18	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Lenovo Group	1,010,000	$1,504
Nine Dragons Paper Holdings	2,083,500	1,500
Samsonite International	602,752	1,941
Sands China	439,300	2,291
Shanghai Industrial Holdings	107,000	317
Sunny Optical Technology Group	5,348,107	7,934
Techtronic Industries	2,326,500	6,726
Zoomlion Heavy Industry Science and Technology (A)	3,912,060	2,282

		119,850

Hungary — 0.0%
Richter Gedeon Nyrt	59,370	930

India — 7.7%
Adani Ports and Special Economic Zone	905,380	4,069
Aurobindo Pharma	719,611	11,282
Axis Bank	638,270	3,903
Bank of Baroda	395,950	5,785
Cairn India	853,961	4,312
Crompton Greaves	554,442	1,805
Cummins India	457,035	4,966
Dabur India	1,070,867	3,852
Glenmark Pharmaceuticals	658,447	7,695
HCL Technologies	86,460	2,401
HDFC Bank	121,100	5,641
Housing Development Finance	44,756	765
ICICI Bank ADR	260,954	12,813
Idea Cellular	834,627	2,245
Indiabulls Housing Finance	215,603	1,406
Infosys ADR (A)	14,636	885
ITC	451,610	2,707
Jubilant Foodworks*	134,207	2,674
Mahindra & Mahindra GDR	138,078	3,042
Oil & Natural Gas	276,855	1,831
Oil India	59,070	582
Oriental Bank of Commerce	234,465	872
Power Finance	253,630	963
Power Grid Corp of India	1,977,814	4,331
Prestige Estates Projects*	746,500	2,658
Reliance Communications*	820,362	1,315
Reliance Industries	295,715	4,528
Reliance Industries GDR (D)	572,823	17,471
Rural Electrification	225,164	911
Sesa Sterlite	535,207	2,362
Shriram Transport Finance	371,597	5,609
Syndicate Bank	165,516	293
Tata Consultancy Services	8,433	374
Tata Global Beverages	1,283,110	3,311
Tata Motors, Cl A	492,200	2,750
Tata Motors ADR (A)	142,700	6,237
Tata Steel*	258,149	1,919
UCO Bank	543,854	702

Description	Shares	Market Value ($ Thousands)

UPL	566,809	$3,121
Wipro ADR (A)	142,168	1,729
WNS Holdings ADR*	11,629	262
Yes Bank	510,520	4,620
Zee Entertainment Enterprises	118,800	604

		151,603

Indonesia — 2.3%
Adaro Energy	23,196,300	2,237
AKR Corporindo	8,990,900	4,021
Bank Negara Indonesia Persero	2,982,200	1,352
Bank Rakyat Indonesia Persero	8,328,151	7,125
Gudang Garam	684,300	3,183
Indo Tambangraya Megah	366,900	782
Indocement Tunggal Prakarsa	486,900	861
Matahari Department Store	2,459,100	3,274
Matahari Putra Prima	2,831,900	732
Perusahaan Gas Negara Persero	4,666,500	2,298
Perusahaan Perkebunan London Sumatra Indonesia	2,177,800	340
Semen Indonesia Persero	4,068,300	5,150
Surya Citra Media	2,019,000	634
Tambang Batubara Bukit Asam	2,278,100	2,468
Telekomunikasi Indonesia Persero	31,231,680	7,472
United Tractors	1,687,181	2,755

		44,684

Israel — 0.5%
Teva Pharmaceutical Industries ADR	195,400	10,503

Malaysia — 1.5%
Alliance Financial Group	1,324,100	2,014
AMMB Holdings	832,500	1,744
Axiata Group	2,464,536	5,259
British American Tobacco Malaysia	41,451	891
Hong Leong Financial Group	56,400	303
IOI	513,100	752
IOI Properties Group	542,049	433
Malayan Banking	1,853,800	5,628
Petronas Chemicals Group	829,700	1,578
Telekom Malaysia	979,976	1,972
Top Glove	2,097,528	3,165
UEM Sunrise	3,565,395	1,978
UMW Holdings	751,700	2,809

		28,526

Mexico — 5.3%
Alfa, Cl A	382,500	1,316
America Movil, Ser L (A)	4,253,309	15,674
Arca Continental	566,000	3,886
Cemex ADR* (A)	661,674	8,628

SEI Institutional International Trust / Annual Report / September 30, 2014	19

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Coca-Cola Femsa ADR (A)	8,092	$815
Compartamos*	1,812,300	3,880
Controladora Comercial Mexicana	181,900	681
Empresas ICA ADR* (A)	237,380	1,643
Fibra Uno Administracion (E)	1,091,000	3,589
Fomento Economico Mexicano	166,600	1,532
Fomento Economico Mexicano ADR	73,639	6,778
Genomma Lab Internacional, Cl B* (A)	2,603,600	6,242
Gruma, Cl B*	154,532	1,655
Grupo Financiero Banorte, Cl O	2,202,686	14,106
Grupo Financiero Santander Mexico ADR (A)	226,478	3,064
Grupo Lala, Cl B	500,920	1,227
Grupo Mexico, Ser B	1,687,000	5,669
Grupo Televisa	104,500	709
Grupo Televisa ADR	373,628	12,659
Inmobiliaria Vesta (A)	1,647,100	3,544
Kimberly-Clark de Mexico, Cl A	1,149,700	2,713
Wal-Mart de Mexico, Ser V	1,274,798	3,208

		103,218

Netherlands — 0.5%
Yandex, Cl A*	356,900	9,920

Norway — 0.0%
Opera Software	66,480	931

Peru — 0.7%
Credicorp	85,300	13,084

Philippines — 0.9%
Aboitiz Equity Ventures	1,015,700	1,220
Alliance Global Group	1,204,488	698
Ayala	200,310	3,303
BDO Unibank	1,363,753	2,980
DMCI Holdings	217,110	382
International Container Terminal Services	1,577,324	3,880
RFM	11,003,900	1,300
SM Investments	165,070	2,955
SM Prime Holdings	2,126,100	828

		17,546

Poland — 0.7%
Asseco Poland	33,224	468
Energa	167,390	1,215
Eurocash (A)	274,436	2,682
KGHM Polska Miedz (A)	34,120	1,306
PGE	281,646	1,787
Polski Koncern Naftowy Orlen	95,739	1,195
Powszechna Kasa Oszczednosci Bank Polski	87,384	1,048

Description	Shares	Market Value ($ Thousands)

Powszechny Zaklad Ubezpieczen	21,104	$3,074
Tauron Polska Energia	772,294	1,254

		14,029

Qatar — 0.1%
Barwa Real Estate	150,129	1,651

Russia — 4.6%
Etalon Group GDR	56,800	207
Eurasia Drilling GDR	81,314	2,309
Gazprom ADR (A)	1,114,665	7,769
Globaltrans Investment GDR	343,809	2,888
Lukoil ADR	252,220	12,838
Magnit GDR	126,335	7,297
Mail.ru Group GDR*	14,310	402
MegaFon GDR	139,534	3,542
MMC Norilsk Nickel ADR	200,785	3,745
Mobile Telesystems ADR (A)	183,087	2,735
NovaTek GDR	54,339	5,662
Phosagro GDR	30,133	336
QIWI ADR (A)	81,000	2,559
Rosneft GDR	577,186	3,363
Sberbank of Russia ADR	1,747,090	13,746
Severstal GDR	174,931	1,746
Sistema GDR	55,343	382
Surgutneftegas ADR	146,322	968
Tatneft ADR	81,126	2,865
TMK GDR	479,835	4,367
X5 Retail Group GDR*	569,328	10,504

		90,230

Singapore — 0.2%
Asian Pay Television Trust	5,762,500	3,728
China Yuchai International	27,469	509

		4,237

South Africa — 5.5%
Alexander Forbes Group Holdings*	5,265,194	3,821
Anglo American Platinum* (A)	26,473	858
AngloGold Ashanti	60,300	724
ArcelorMittal South Africa* (A)	159,732	526
Barclays Africa Group (A)	192,852	2,631
Barloworld (A)	59,893	490
Bidvest Group (A)	214,598	5,428
Coronation Fund Managers (A)	85,274	730
Exxaro Resources (A)	250,870	2,849
FirstRand (A)	1,235,666	4,705
Foschini Group (A)	71,484	742
Impala Platinum Holdings (A)	51,336	395
Imperial Holdings	49,885	768
Investec (A)	202,421	1,700
Kumba Iron Ore (A)	58,157	1,372
Liberty Holdings (A)	84,209	918

20	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Life Healthcare Group Holdings	1,208,956	$4,766
Mediclinic International	110,069	896
Mondi (A)	91,891	1,505
MTN Group	625,918	13,203
Murray & Roberts Holdings* (A)	239,957	535
Nampak	410,379	1,494
Naspers, Cl N	50,161	5,527
Nedbank Group (A)	99,081	1,920
Netcare	608,312	1,702
Redefine Properties (A) (E)	2,202,900	1,895
Remgro (A)	163,147	3,293
RMB Holdings	329,328	1,653
Sasol	197,541	10,724
Sasol ADR	59,375	3,235
Shoprite Holdings (A)	250,290	3,101
SPAR Group (A)	213,713	2,375
Standard Bank Group (A)	821,798	9,503
Steinhoff International Holdings (A)	584,022	2,796
Telkom	107,522	520
Tongaat Hulett (A)	19,087	264
Truworths International (A)	130,667	786
Vodacom Group	190,186	2,188
Woolworths Holdings (A)	737,947	4,566

		107,104

South Korea — 12.1%
Chongkundang Holdings	1,449	81
Coway	157,350	12,570
Dongbu Insurance	67,581	3,811
Doosan Heavy Industries & Construction	83,602	2,064
Grand Korea Leisure	38,594	1,534
GS Home Shopping	1,349	325
Halla Visteon Climate Control	162,890	7,903
Hanil Cement	1,745	226
Hanwha Life Insurance	196,551	1,322
Hite Jinro	62,170	1,364
Hyosung	11,642	834
Hyundai Development*	52,963	2,143
Hyundai Glovis	5,434	1,658
Hyundai Marine & Fire Insurance	64,647	1,783
Hyundai Mobis	1,295	315
Hyundai Motor	50,008	9,028
Industrial Bank of Korea	200,247	3,027
Kangwon Land	82,120	2,790
KB Financial Group ADR (A)	147,725	5,351
KCC	13,323	9,078
KH Vatec	30,371	842
Kia Motors	116,088	5,908
Korea Aerospace Industries	160,821	6,210
KT	26,140	850
KT ADR	214,890	3,483
KT&G	64,587	5,784
LG	45,416	3,305

Description	Shares	Market Value ($ Thousands)

LG Display*	47,280	$1,523
LG Display ADR	212,640	3,349
LG Electronics	51,847	3,228
Lock & Lock	12,800	146
Lotte Chilsung Beverage	3,034	6,248
Lotte Confectionery	2,514	5,191
LS Industrial Systems*	31,479	1,751
Mirae Asset Securities	11,960	504
NAVER	3,118	2,384
NCSoft	29,597	3,772
Nong Shim	918	237
POSCO	1,355	422
S-1, Cl 1	16,455	1,271
Samsung Electronics	45,910	51,511
Samsung Engineering	69,833	3,984
Samsung Fire & Marine Insurance	3,289	881
Samsung Heavy Industries	72,608	1,737
Samsung Life Insurance	32,804	3,295
SFA Engineering	87,083	3,582
Shinhan Financial Group	212,301	9,778
SK C&C	12,084	2,777
SK Hynix	78,797	3,491
SK Innovation	11,250	865
SK Networks	185,265	1,861
SK Telecom	10,747	2,953
SK Telecom ADR (A)	643,571	19,526
Sung Kwang Bend	130,005	2,248
Sungwoo Hitech	128,440	2,081
Vieworks	53,314	1,781
Wonik IPS*	152,277	1,811

		237,777

Spain — 0.4%
Cemex Latam Holdings*	885,667	7,897

Taiwan — 8.8%
Advanced Semiconductor Engineering	985,000	1,146
Asustek Computer	430,000	4,099
AU Optronics	3,945,000	1,667
Catcher Technology	445,000	4,125
Cathay Financial Holding	3,679,337	5,993
Chailease Holding	307,120	746
Chicony Electronics	187,926	562
China Motor	1,405,000	1,252
China Steel Chemical	406,800	2,387
Compal Electronics	1,784,000	1,334
CTCI	800,000	1,362
Delta Electronics	370,000	2,335
eMemory Technology	299,000	3,347
Farglory Land Development	1,082,043	1,275
Fubon Financial Holding	1,872,000	2,874
Hermes Microvision	96,200	4,016
Hiwin Technologies	639,078	5,714

SEI Institutional International Trust / Annual Report / September 30, 2014	21

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Hon Hai Precision Industry	3,415,807	$10,780
Inventec	3,292,000	2,143
King Yuan Electronics	616,000	525
King’s Town Bank	692,000	766
Kinsus Interconnect Technology	211,000	784
Lite-On Technology	2,692,917	3,882
MediaTek	1,540,500	22,814
Merida Industry	106,050	739
Merry Electronics	266,062	1,238
Mitac Holdings	2,795,000	2,306
PChome Online	141,504	1,377
Pegatron	1,488,000	2,739
Pou Chen	1,431,000	1,590
Powertech Technology	353,000	638
President Chain Store	318,652	2,284
Quanta Computer	1,816,000	4,609
Radiant Opto-Electronics	522,050	2,068
Realtek Semiconductor	1,075,173	3,817
Taishin Financial Holding	5,146,481	2,411
Taiwan Cement	2,376,000	3,538
Taiwan Semiconductor Manufacturing	8,476,390	33,438
Taiwan Semiconductor Manufacturing ADR (A)	463,453	9,353
Teco Electric and Machinery	1,660,000	1,705
Transcend Information	543,000	1,803
Uni-President Enterprises	64,002	111
United Microelectronics	1,488,000	616
United Microelectronics ADR (A)	1,462,000	2,909
Vanguard International Semiconductor	1,181,000	1,732
Wistron	1,769,000	1,806
Wistron NeWeb	198,900	467
WPG Holdings	1,858,000	2,272

		171,494

Thailand — 1.8%
Advanced Info Service	203,300	1,411
Bangkok Bank	390,954	2,460
Bangkok Bank Foreign	904,400	5,857
Bangkok Dusit Medical Services	2,282,000	1,302
Bangkok Dusit Medical Services, Cl F (A)	2,558,500	1,460
Bangkok Expressway	148,400	174
CP ALL	1,809,400	2,497
CP Seven Eleven	531,900	734
Delta Electronics Thailand	183,700	351
Kiatnakin Bank	503,744	656
Krung Thai Bank NVDR	3,373,300	2,466
Land & Houses	5,440,900	1,745
PTT	451,250	5,010
PTT Global Chemical	1,326,700	2,496
Ratchaburi Electricity Generating Holding	269,800	493

Description	Shares	Market Value ($ Thousands)

Siam Commercial Bank	325,900	$1,829
Thanachart Capital	1,825,200	2,097
VGI Global Media	4,243,524	1,819

		34,857

Turkey — 2.4%
Anadolu Efes Biracilik Ve Malt Sanayii*	368,421	4,248
Arcelik	654,047	3,484
Aselsan Elektronik Sanayi Ve Ticaret	917,693	3,702
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	158,566	149
Emlak Konut Gayrimenkul Yatirim Ortakligi (E)	6,609,989	6,898
Eregli Demir ve Celik Fabrikalari	1,665,174	3,088
Ford Otomotiv Sanayi	263,263	3,018
TAV Havalimanlari Holding	1,139,579	9,144
Tofas Turk Otomobil Fabrikasi	542,973	3,047
Turk Hava Yollari*	227,992	647
Turk Telekomunikasyon	564,761	1,488
Turkcell Iletisim Hizmetleri* (A)	177,535	2,333
Turkiye Garanti Bankasi	479,905	1,683
Turkiye Halk Bankasi	337,475	2,027
Turkiye Is Bankasi, Cl C	613,119	1,360
Turkiye Sise ve Cam Fabrikalari	967,349	1,226

		47,542

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank	560,791	1,293
Dragon Oil	440,028	4,255
Dubai Islamic Bank	727,218	1,644
Emaar Malls Group*	367,553	290

		7,482

United Kingdom — 0.6%
Afren*	1,251,653	2,100
Anglo American ADR	83,740	935
Hikma Pharmaceuticals	145,080	4,076
SABMiller	87,065	4,832

		11,943

United States — 0.5%
Avon Products	133,700	1,684
First Cash Financial Services*	75,700	4,238
Freeport-McMoRan	119,600	3,905

		9,827

Total Common Stock (Cost $1,710,191) ($ Thousands)		1,753,706

22	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Shares/ Number of Rights	Market Value ($ Thousands)

EXCHANGE TRADED FUNDS — 5.0%

United States — 5.0%
iPath MSCI India Index ETN*	138,897	$9,750
iShares MSCI Emerging Markets ETF	1,870,980	77,758
iShares MSCI India ETF	321,400	9,758

Total Exchange Traded Funds (Cost $98,469) ($ Thousands)		97,266

PREFERRED STOCK — 2.8%

Brazil — 2.6%
Banco do Estado do Rio Grande do Sul	312,700	1,870
Bradespar	238,100	1,740
Centrais Eletricas Brasileiras	174,500	727
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (A)	29,916	1,305
Cia Energetica de Sao Paulo, Cl B	315,900	3,419
Cia Paranaense de Energia	109,900	1,502
Itau Unibanco Holding	736,737	10,244
Itausa - Investimentos Itau	40,889	155
Klabin	1,556,700	1,493
Marcopolo	2,383,100	3,882
Metalurgica Gerdau, Cl A	332,560	1,933
Petroleo Brasileiro	177,516	1,319
Petroleo Brasileiro ADR, Cl A	543,471	8,092
Suzano Papel e Celulose, Cl A	257,100	1,032
Vale, Cl A	612,785	5,949
Vale ADR, Cl B	683,926	6,641

		51,303

Colombia — 0.1%
Banco Davivienda	91,460	1,321
Bancolombia	97,762	1,389

		2,710

South Korea — 0.1%
Samsung Electronics	929	791

Total Preferred Stock (Cost $68,684) ($ Thousands)		54,804

RIGHTS — 0.0%

South Africa — 0.0%
Woolworths Holdings, Expires 10/13/2014* (A)	7	5

Total Rights (Cost $—) ($ Thousands)		5

Description	Face Amount (1) (Thousands)/Shares		Market Value ($ Thousands)

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997 0.000%, 09/30/2049 (F)	BRL	8	$—

Total Debenture Bond (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 8.9%
SEI Liquidity Fund, L.P. 0.080%†** (G)		173,970,704	173,971

Total Affiliated Partnership (Cost $173,971) ($ Thousands)			173,971

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†**		18,210,628	18,211

Total Cash Equivalent (Cost $18,211) ($ Thousands)			18,211

TIME DEPOSITS — 1.7%
Brown Brothers Harriman
4.500%, 10/01/2014	ZAR	475	42
0.350%, 10/01/2014	NOK	—	—
0.299%, 10/01/2014	CAD	22	20
0.060%, 10/01/2014	GBP	—	—
0.050%, 10/01/2014	SEK	1	—
0.030%, 10/01/2014		32,305	32,305
0.005%, 10/01/2014	SGD	—	—
0.005%, 10/01/2014	HKD	7,691	991
0.000%, 10/01/2014	EUR	28	35

Total Time Deposits (Cost $33,393) ($ Thousands)			33,393

Total Investments — 108.8% (Cost $2,102,919) ($ Thousands)			$2,131,356

Percentages are based on a Net Assets of $1,958,078 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security.
(1)	In U.S. dollars unless otherwise indicated.

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $167,813 ($ Thousands) (See Note 8).

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2014 was $221 ($ Thousands) and represented 0.0% of Net Assets.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2014 was $221 ($ Thousands) and represented 0.0% of Net Assets.

SEI Institutional International Trust / Annual Report / September 30, 2014	23

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2014

(D)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(E)	Real Estate Investment Trust.

(F)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2014.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 8). The total value of such securities as of September 30, 2014 was $173,971 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NVDR — Non-Voting Depositary Receipt

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$1,753,485	$—	$221	$1,753,706
Exchange Traded Funds	97,266	—	—	97,266
Preferred Stock	54,804	—	—	54,804
Rights	—	—	5	5
Debenture Bond	—	—	—	—
Affiliated Partnership	—	173,971	—	173,971
Cash Equivalent	18,211	—	—	18,211
Time Deposits	—	33,393	—	33,393

Total Investments in Securities	$1,923,766	$207,364	$226	$2,131,356

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Institutional International Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

International Fixed Income Fund

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 93.7%

Australia — 2.2%
Aurizon Network MTN
2.000%, 09/18/2024	EUR	300	$375
Australia & New Zealand Banking Group MTN
3.625%, 07/18/2022	EUR	300	456
Commonwealth Bank of Australia
1.375%, 01/22/2019	EUR	560	739
Glencore Australia Holdings MTN
4.500%, 09/19/2019		900	784
Government of Australia
6.000%, 02/15/2017		2,060	1,941
2.750%, 04/21/2024		2,710	2,230
Government of Australia, Ser 122
5.250%, 03/15/2019		2,400	2,305
Government of Australia, Ser 124
5.750%, 05/15/2021		1,300	1,310
Queensland Treasury, Ser 17
6.000%, 09/14/2017		780	743
Suncorp-Metway
5.125%, 10/27/2014	GBP	235	382
Westpac Banking MTN
1.500%, 03/24/2021	EUR	220	292
1.375%, 04/17/2020	EUR	230	304

			11,861

Austria — 0.4%
Republic of Austria
3.650%, 04/20/2022		290	445
3.200%, 02/20/2017		600	816
3.150%, 06/20/2044		150	239
1.950%, 06/18/2019		280	382
1.650%, 10/21/2024		225	298

			2,180

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Belgium — 0.7%
Kingdom of Belgium
3.750%, 06/22/2045		338	$556
3.000%, 06/22/2034		350	506
2.600%, 06/22/2024		490	697
Kingdom of Belgium, Ser 44
5.000%, 03/28/2035		150	279
Kingdom of Belgium, Ser 47
3.250%, 09/28/2016		270	363
Kingdom of Belgium, Ser 58
3.750%, 09/28/2020		231	348
Kingdom of Belgium, Ser 69
1.250%, 06/22/2018		545	718

			3,467

Brazil — 0.4%
Braskem Finance
6.450%, 02/03/2024	USD	300	312
BRF
3.950%, 05/22/2023 (A)	USD	410	386
Cosan
5.000%, 03/14/2023 (A)	USD	240	230
Petrobras International Finance MTN
6.250%, 12/14/2026	GBP	260	436
Raizen Energy Finance
7.000%, 02/01/2017 (A)	USD	270	296
Rio Oil Finance Trust, Ser 2014-1
6.250%, 07/06/2024	USD	320	330
Vale
5.625%, 09/11/2042	USD	133	130

			2,120

Canada — 4.4%
Bell Canada MTN
5.000%, 02/15/2017		270	258
4.700%, 09/11/2023		80	77
3.350%, 06/18/2019		29	27
3.250%, 06/17/2020		95	86
Bombardier
6.000%, 10/15/2022 (A)	USD	310	309
Canada Housing Trust No. 1
4.100%, 12/15/2018		1,390	1,362
2.050%, 06/15/2017		2,470	2,247
CDP Financial
4.400%, 11/25/2019 (A)	USD	850	934
Government of Canada
5.750%, 06/01/2033		485	640
5.000%, 06/01/2037		1,300	1,633
4.250%, 12/01/2021		605	702
4.000%, 06/01/2041		910	1,021
2.500%, 06/01/2024		2,210	2,038

SEI Institutional International Trust / Annual Report / September 30, 2014	25

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

2.000%, 06/01/2016		1,250	$1,135
1.750%, 09/01/2019		1,980	1,782
1.250%, 02/01/2016		895	803
Muskrat Falls
3.630%, 06/01/2029		340	330
National Bank of Canada
1.500%, 03/25/2021	EUR	257	341
NOVA Chemicals
5.250%, 08/01/2023 (A)	USD	150	156
Province of British Columbia
3.250%, 12/18/2021		1,150	1,085
2.250%, 03/01/2019		575	524
Province of Manitoba Canada
3.850%, 12/01/2021		710	691
Province of Ontario Canada
8.100%, 09/08/2023		700	884
3.500%, 06/02/2024		125	117
3.450%, 06/02/2045		245	213
3.150%, 06/02/2022		2,000	1,846
Province of Quebec Canada
3.500%, 12/01/2045		145	126
3.000%, 09/01/2023		500	450
Quebecor Media
5.750%, 01/15/2023	USD	128	127
Rogers Communications
4.000%, 06/06/2022		165	153
TransCanada PipeLines
2.500%, 08/01/2022	USD	300	284
Yamana
4.950%, 07/15/2024 (A)	USD	324	323

			22,704

Chile — 0.2%
Empresa de Transporte de Pasajeros Metro
4.750%, 02/04/2024 (A)	USD	390	404
ENTEL Chile
4.875%, 10/30/2024	USD	380	388

			792

China — 0.3%
Baidu
2.750%, 06/09/2019	USD	200	199
CNOOC Nexen Finance
4.250%, 04/30/2024	USD	390	396
State Grid Overseas Investment
4.125%, 05/07/2024 (A)	USD	390	400
Talent Yield Investments
4.500%, 04/25/2022 (A)	USD	310	320
Tencent Holdings MTN
3.375%, 05/02/2019 (A)	USD	390	394

			1,709

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Colombia — 0.1%
Ecopetrol
5.875%, 05/28/2045	USD	109	$110
Oleoducto Central
4.000%, 05/07/2021	USD	390	388

			498

Czech Republic — 0.1%
Government of Czech Republic
4.700%, 09/12/2022		1,500	88
3.875%, 05/24/2022	EUR	50	75
Government of Czech Republic, Ser 51
4.000%, 04/11/2017		8,050	406

			569

Denmark — 1.2%
Danske Bank
5.375%, 09/29/2021 (B)	GBP	170	290
3.875%, 10/04/2023 (B)	EUR	150	204
3.500%, 04/16/2018	EUR	155	218
DONG Energy MTN
5.750%, 04/09/2040	GBP	200	395
Kingdom of Denmark
4.500%, 11/15/2039		1,300	337
4.000%, 11/15/2017		1,600	305
3.000%, 11/15/2021		21,800	4,328
1.500%, 11/15/2023		670	120

			6,197

Finland — 0.3%
Elisa MTN
2.250%, 10/04/2019		300	400
Government of Finland
1.500%, 04/15/2023		340	451
Nordea Bank Finland MTN
2.375%, 07/17/2017		190	255
2.250%, 05/03/2019		170	233

			1,339

France — 8.5%
ALD International MTN
2.000%, 05/26/2017		500	650
Arkema
3.850%, 04/30/2020		200	287
AXA MTN
5.625%, 01/16/2054 (B)	GBP	302	514
Banque Federative du Credit Mutuel MTN
2.000%, 09/19/2019		400	535
Banque PSA Finance MTN
4.875%, 09/25/2015		450	590
4.000%, 06/24/2015		450	581

26	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

BNP Paribas
4.730%, 04/12/2049 (B)		300	$389
BNP Paribas Home Loan SFH MTN
3.125%, 03/22/2022		200	295
BPCE MTN
5.250%, 04/16/2029	GBP	100	168
4.500%, 03/15/2025 (A)	USD	430	417
1.375%, 05/22/2019		200	259
BPCE SFH MTN
1.750%, 11/29/2019		600	809
1.500%, 01/30/2020		400	532
Caisse Centrale du Credit Immobilier de France MTN
1.125%, 04/22/2019		100	131
Caisse de Refinancement de l’Habitat
3.750%, 12/12/2016		400	546
3.500%, 04/25/2017		350	480
Caisse Francaise de Financement Local MTN
4.875%, 07/03/2017		220	314
3.750%, 05/18/2016		225	301
3.625%, 02/26/2018		63	89
Casino Guichard Perracho MTN
4.726%, 05/26/2021		300	455
Christian Dior
1.375%, 06/19/2019		300	383
Cie de Financement Foncier MTN
4.625%, 09/23/2017		575	823
Cie de St.-Gobain MTN
4.625%, 10/09/2029	GBP	120	205
3.500%, 09/30/2015		550	716
Coface
4.125%, 03/27/2024		200	271
Credit Agricole MTN
2.375%, 11/27/2020		600	818
Credit Agricole Home Loan SFH MTN
3.250%, 03/23/2017		100	136
2.875%, 09/09/2016		300	399
Dexia Credit Local MTN
2.000%, 01/22/2021		200	272
1.625%, 10/29/2018		565	750
1.375%, 09/18/2019		500	658
Electricite de France MTN
6.500%, 01/26/2019 (A)	USD	250	293
5.375%, 12/12/2049 (B)		200	285
French Treasury Note
1.000%, 07/25/2017		235	305

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Government of France
5.000%, 10/25/2016		1,240	$1,729
4.500%, 04/25/2041		220	402
3.750%, 10/25/2019		1,225	1,816
3.250%, 05/25/2045		4,785	7,216
2.500%, 05/25/2030		860	1,174
2.250%, 05/25/2024		1,515	2,100
1.750%, 11/25/2024		865	1,141
1.000%, 11/25/2018		1,390	1,815
1.000%, 05/25/2019		3,835	5,012
0.500%, 11/25/2019		535	681
HSBC SFH France MTN
2.000%, 10/16/2023		700	955
Iliand
4.875%, 06/01/2016		300	400
Numericable Group
5.375%, 05/15/2022		225	294
RCI Banque MTN
5.625%, 10/05/2015		500	663
Renault MTN
3.625%, 09/19/2018		450	612
Sanofi MTN
2.500%, 11/14/2023		200	277
Societe Generale MTN
5.750%, 04/20/2016 (A)	USD	111	118
5.200%, 04/15/2021 (A)	USD	225	251
3.875%, 12/17/2015	GBP	100	167
Societe Generale SFH MTN
3.250%, 06/06/2016		400	532
UNEDIC
0.875%, 10/25/2022		600	751
Unibail-Rodamco MTN
2.375%, 02/25/2021 (C)		500	679
Veolia Environnement MTN
4.625%, 03/30/2027		200	317
Wendel
5.875%, 09/17/2019		800	1,210

			44,968

Germany — 7.7%
Allianz Finance II MTN
3.500%, 02/14/2022		100	147
Bundesobligation
0.500%, 02/23/2018		1,700	2,186
Bundesrepublik Deutschland
6.500%, 07/04/2027		125	257
4.750%, 09/20/2033		490	884
3.000%, 07/04/2020		300	439
2.500%, 07/04/2044		1,055	1,531
2.250%, 09/04/2021		320	454
1.750%, 02/15/2024		50	68
1.500%, 05/15/2023		1,465	1,970
1.500%, 05/15/2024		3,220	4,292

SEI Institutional International Trust / Annual Report / September 30, 2014	27

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/2031		550	$1,090
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/2034		150	287
Bundesschatzanweisungen
0.000%, 12/12/2014 (D)		7,050	8,906
0.000%, 06/12/2015 (D)		4,700	5,940
Continental MTN
3.125%, 09/09/2020		600	842
Deutsche Bank
1.250%, 09/08/2021		1,000	1,265
Deutsche Bundesrepublik
4.000%, 01/04/2037		110	196
Deutsche Telekom International Finance MTN
7.375%, 12/04/2019	GBP	200	397
Deutschland Inflation Linked Bond
0.100%, 04/15/2023		3,094	4,115
E.ON International Finance MTN
6.000%, 10/30/2019	GBP	300	563
KFW
3.875%, 01/21/2019		575	842
3.375%, 08/30/2017	CHF	370	425
Linde Finance MTN
3.875%, 06/01/2021		450	677
Muenchener Rueckversicherungs MTN
6.250%, 05/26/2042 (B)		200	309
ProSiebenSat.1 Media
2.625%, 04/15/2021		300	389
Robert Bosch GmbH MTN
1.750%, 07/08/2024		600	784
RWE
7.000%, 10/12/2072 (B)	USD	224	243
Vier Gas Transport GmbH MTN
3.125%, 07/10/2023		250	357
2.875%, 06/12/2025		200	279

			40,134

Guatemala — 0.0%
Comcel Trust
6.875%, 02/06/2024	USD	230	243

Indonesia — 0.0%
Republic of Indonesia MTN
2.875%, 07/08/2021 (A)	EUR	181	231

Ireland — 1.3%
AIB Mortgage Bank MTN
2.625%, 07/29/2016		400	526

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Allied Irish Banks MTN
2.875%, 11/28/2016		400	$517
Aquarius and Investments for Zurich Insurance MTN
4.250%, 10/02/2043 (B)		100	137
Bank of Ireland MTN
2.750%, 06/05/2016		250	323
2.063%, 09/22/2015 (A) (B)	CAD	205	177
Bank of Ireland Mortgage Bank
1.750%, 03/19/2019		450	598
CRH Finland Services MTN
2.750%, 10/15/2020		350	476
FGA Capital Ireland MTN
2.875%, 01/26/2018		210	274
2.625%, 04/17/2019		350	453
GE Capital UK Funding MTN
4.375%, 07/31/2019	GBP	600	1,054
Ireland Government Bond
5.400%, 03/13/2025		790	1,329
4.500%, 10/18/2018		345	509

			6,373

Israel — 0.0%
Israel Government Bond
4.250%, 03/31/2023		750	240

Italy — 9.9%
Banca Monte dei Paschi di Siena
5.000%, 02/09/2018		230	331
4.875%, 09/15/2016		700	958
Banco Popolare SC MTN
3.500%, 03/14/2019		350	459
Buoni Poliennali Del Tesoro
4.000%, 02/01/2037		120	167
Edison MTN
3.875%, 11/10/2017		600	832
Enel Finance International
3.875%, 10/07/2014 (A)	USD	350	350
Eni MTN
3.625%, 01/29/2029		600	881
GTECH
8.250%, 03/31/2066 (B)		650	878
Intesa Sanpaolo MTN
5.250%, 01/12/2024	USD	375	400
5.017%, 06/26/2024 (A)	USD	200	195
4.875%, 07/10/2015		300	392
4.000%, 11/09/2017		368	511
3.928%, 09/15/2026		550	691
Italy Buoni Poliennali Del Tesoro
6.500%, 11/01/2027		305	542
5.500%, 11/01/2022		890	1,415
5.000%, 03/01/2022		890	1,370

28	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

5.000%, 03/01/2025	960	$1,495
5.000%, 09/01/2040	370	580
4.750%, 09/01/2021	3,250	4,928
4.750%, 09/01/2044	355	539
4.500%, 02/01/2020	570	844
4.500%, 03/01/2024	5,674	8,532
4.000%, 09/01/2020	1,205	1,753
3.750%, 05/01/2021	880	1,261
3.750%, 09/01/2024	1,425	2,021
3.500%, 11/01/2017	2,161	2,967
3.500%, 06/01/2018	300	416
3.500%, 03/01/2030	1,390	1,868
2.750%, 11/15/2016	1,100	1,455
2.500%, 05/01/2019	1,950	2,628
2.250%, 04/22/2017	4,374	5,752
1.500%, 08/01/2019	770	993
1.150%, 05/15/2017	1,490	1,911
Telecom Italia MTN
4.500%, 01/25/2021	400	545
Unione di Banche Italiane MTN
4.500%, 02/22/2016	200	267

		51,127

Japan — 15.7%
Government of Japan 5 Year Bond
0.300%, 09/20/2015	724,100	6,616
0.300%, 09/20/2018	830,600	7,623
Government of Japan 5 Year Bond, Ser 103
0.300%, 03/20/2017	443,900	4,068
Government of Japan 5 Year Bond, Ser 106
0.200%, 09/20/2017	850,000	7,772
Government of Japan 5 Year Bond, Ser 109
0.100%, 03/20/2018	37,900	345
Government of Japan 10 Year Bond
0.800%, 09/20/2023	351,050	3,301
Government of Japan 10 Year Bond, Ser 301
1.500%, 06/20/2019	85,300	826
Government of Japan 10 Year Bond, Ser 303
1.400%, 09/20/2019	209,800	2,028
Government of Japan 10 Year Bond, Ser 308
1.300%, 06/20/2020	155,000	1,501
Government of Japan 10 Year Bond, Ser 313
1.300%, 03/20/2021	750,000	7,300
Government of Japan 20 Year Bond
1.700%, 06/20/2033	280,450	2,746
Government of Japan 20 Year Bond, Ser 55
2.000%, 03/21/2022	257,000	2,634

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Government of Japan 20 Year Bond, Ser 72
2.100%, 09/20/2024		434,000	$4,561
Government of Japan 20 Year Bond, Ser 99
2.100%, 12/20/2027		459,650	4,881
Government of Japan 20 Year Bond, Ser 106
2.200%, 09/20/2028		110,900	1,191
Government of Japan 20 Year Bond, Ser 112
2.100%, 06/20/2029		325,000	3,448
Government of Japan 20 Year Bond, Ser 128
1.900%, 06/20/2031		55,000	564
Government of Japan 20 Year Bond, Ser 140
1.700%, 09/20/2032		34,850	344
Government of Japan 20 Year Bond, Ser 143
1.600%, 03/20/2033		337,000	3,258
Government of Japan 20 Year Bond, Ser 144
1.500%, 03/20/2033		116,050	1,104
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039		322,500	3,412
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040		717,000	7,173
Government of Japan 30 Year Bond, Ser 34
2.200%, 03/20/2041		30,000	312
Government of Japan 30 Year Bond, Ser 36
2.000%, 03/20/2042		72,450	723
Government of Japan 30 Year Bond, Ser 38
1.800%, 03/20/2043		154,300	1,472
Government of Japan 40 Year Bond
1.700%, 03/20/2054		56,400	508
Government of Japan 40 Year Bond, Ser 6
1.900%, 03/20/2053		20,000	191
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024	USD	306	318
ORIX
4.710%, 04/27/2015	USD	135	138
SMFG Preferred Capital
10.231%, 01/25/2029 (B)	GBP	575	1,356

			81,714

SEI Institutional International Trust / Annual Report / September 30, 2014	29

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Malaysia — 0.2%
Bank Negara Malaysia Monetary Notes
2.825%, 10/02/2014 (D)		1,275	$389
Malaysia Government Bond
5.734%, 07/30/2019		1,500	497
3.418%, 08/15/2022		445	131

			1,017

Mexico — 1.5%
Grupo KUO De
6.250%, 12/04/2022 (A)	USD	300	308
Mexican Bonos
8.000%, 06/11/2020		12,606	1,055
7.750%, 11/13/2042		9,050	738
4.750%, 06/14/2018		33,725	2,494
Mexican Bonos, Ser M10
8.500%, 12/13/2018		23,860	2,005
Mexican Bonos, Ser M20
10.000%, 12/05/2024		1,941	187
Mexican Udibonos
5.000%, 06/16/2016		1,810	757
Petroleos Mexicanos
3.500%, 01/30/2023	USD	425	407

			7,951

Morocco — 0.1%
OCP
5.625%, 04/25/2024	USD	390	406

Netherlands — 5.3%
ABN AMRO Bank MTN
6.375%, 04/27/2021		245	383
Achmea BV MTN
2.500%, 11/19/2020		625	847
Achmea Hypotheekbank MTN
2.750%, 02/18/2021		150	205
2.375%, 02/08/2016		275	356
Aegon MTN
4.000%, 04/25/2044 (B)		108	139
Akzo Nobel MTN
8.000%, 04/06/2016	GBP	205	364
ASML Holding
3.375%, 09/19/2023		450	639
Bharti Airtel International
4.000%, 12/10/2018		270	372
Coco-Cola HBC Finance
2.375%, 06/18/2020		750	998
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.500%, 05/26/2026 (B)		260	331
EDP Finance MTN
2.625%, 01/18/2022		440	548

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Heineken MTN
2.125%, 08/04/2020		300	$403
ING Bank MTN
6.125%, 05/29/2023 (B)		145	210
5.800%, 09/25/2023 (A)	USD	375	413
3.625%, 02/25/2026 (B)		180	241
3.375%, 03/23/2017		125	171
Kingdom of Netherlands
4.000%, 01/15/2037		300	533
3.500%, 07/15/2020		3,235	4,811
3.250%, 07/15/2021		705	1,048
2.250%, 07/15/2022		1,255	1,763
2.000%, 07/15/2024		625	856
1.750%, 07/15/2023		1,015	1,370
1.750%, 07/15/2023 (F)		4,250	5,736
1.250%, 01/15/2019		770	1,018
Koninklijke KPN
3.250%, 02/01/2021		200	278
NN Group
4.625%, 04/08/2044 (B)		850	1,098
Robert Bosch Investment Nederland MTN
1.625%, 05/24/2021		500	661
Shell International Finance
2.250%, 01/06/2023	USD	825	778
TenneT Holding
2.125%, 11/01/2020		350	470
UPCB Finance
7.625%, 01/15/2020		250	331
Wuerth Finance International MTN
1.750%, 05/21/2020		150	199

			27,570

New Zealand — 0.9%
Government of New Zealand
5.500%, 04/15/2023		320	273
5.000%, 03/15/2019		5,340	4,333
Westpac Securities MTN
0.875%, 06/24/2019	EUR	100	129

			4,735

Norway — 0.5%
DnB Bank MTN
4.750%, 03/08/2022 (B)	EUR	120	164
3.000%, 09/26/2023 (B)	EUR	170	227
Eksportfinans
2.375%, 05/25/2016	USD	200	200
2.000%, 09/15/2015	USD	20	20
Government of Norway
4.500%, 05/22/2019		2,325	407
2.000%, 05/24/2023		645	99
Kommunalbanken MTN
1.000%, 03/15/2018 (A)	USD	800	787

30	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Sparebank 1 Boligkreditt MTN
2.375%, 11/22/2016	EUR	170	$225
Yara International
7.875%, 06/11/2019 (A)	USD	185	223

			2,352

Peru — 0.0%
Minsur
6.250%, 02/07/2024	USD	230	253

Poland — 0.4%
Republic of Poland
5.125%, 04/21/2021	USD	135	150
4.000%, 10/25/2023		300	98
2.500%, 07/25/2018		710	217
Republic of Poland, Ser 1019
5.500%, 10/25/2019		1,475	512
Republic of Poland, Ser 1021
5.750%, 10/25/2021		3,490	1,256

			2,233

Portugal — 0.4%
Caixa Geral de Depositos MTN
3.000%, 01/15/2019		300	411
Portugal Obrigacoes do Tesouro OT
4.750%, 06/14/2019		290	416
3.875%, 02/15/2030		215	275
3.850%, 04/15/2021		240	331

			1,433

Romania — 0.0%
Romanian Government International Bond MTN
4.625%, 09/18/2020	EUR	40	57
3.625%, 04/24/2024	EUR	20	27

			84

Singapore — 0.3%
Government of Singapore
4.000%, 09/01/2018		495	429
3.375%, 09/01/2033		900	748
3.125%, 09/01/2022		275	229
Temasek Financial I MTN
2.375%, 01/23/2023 (A)	USD	495	474

			1,880

Slovak Republic — 0.0%
Slovakia Government Bond
3.375%, 11/15/2024		110	163

South Africa — 0.4%
Gold Fields Orogen Holding
4.875%, 10/07/2020	USD	400	356
Republic of South Africa
8.250%, 09/15/2017		15,605	1,419

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

8.000%, 01/31/2030	2,820	$234
7.000%, 02/28/2031	5,005	376

		2,385

South Korea — 0.8%
Korea Treasury Bond
4.250%, 06/10/2021	1,270,230	1,321
4.000%, 12/10/2031	510,000	546
3.500%, 09/10/2016	973,960	944
3.500%, 03/10/2024	1,047,890	1,045
2.750%, 03/10/2018	511,230	490

		4,346

Spain — 4.9%
Ayt Cedulas Cajas Global
3.750%, 12/14/2022	200	287
AyT Cedulas Cajas X Fondo de Titulizacion
0.152%, 06/30/2015 (B)	200	252
Banco de Sabadell
3.375%, 01/23/2018	100	138
Banco Popular Espanol
4.000%, 10/18/2016	100	135
3.750%, 01/22/2019	100	140
2.125%, 10/08/2019	100	133
Bankia
4.000%, 02/03/2025	300	445
CaixaBank
3.000%, 03/22/2018	200	275
Caja de Ahorros y Pensiones de Barcelona
2.375%, 05/09/2019	700	912
Ferrovial Emisiones MTN
3.375%, 06/07/2021	475	671
Fondo de Amortizacion del Deficit Electrico
4.125%, 03/17/2017	200	274
2.250%, 12/17/2016	700	917
Government of Spain
6.000%, 01/31/2029	465	808
5.850%, 01/31/2022	660	1,084
5.500%, 07/30/2017	545	785
5.500%, 04/30/2021	1,980	3,163
5.150%, 10/31/2044	680	1,120
4.850%, 10/31/2020	1,430	2,193
4.700%, 07/30/2041	230	357
4.500%, 01/31/2018	1,020	1,453
3.800%, 04/30/2024	1,000	1,452
3.300%, 07/30/2016	3,400	4,528
3.150%, 01/31/2016	1,350	1,771
2.750%, 10/31/2024	585	776
Santander Consumer Finance
3.875%, 03/23/2016	200	266

SEI Institutional International Trust / Annual Report / September 30, 2014	31

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Santander International Debt MTN
4.625%, 03/21/2016		700	$938

			25,273

Supra-National — 0.8%
European Financial Stability Facility
1.625%, 07/17/2020	EUR	1,700	2,291
European Investment Bank MTN
2.750%, 09/15/2021	EUR	1,000	1,448
1.375%, 09/15/2021	EUR	575	764

			4,503

Sweden — 0.8%
Akzo Nobel Sweden Finance MTN
2.625%, 07/27/2022	EUR	150	205
Kingdom of Sweden
3.500%, 03/30/2039		260	46
1.500%, 11/13/2023		2,200	309
Kingdom of Sweden, Ser 1047
5.000%, 12/01/2020		3,700	638
Kingdom of Sweden, Ser 1052
4.250%, 03/12/2019		4,485	722
Kingdom of Sweden, Ser 1054
3.500%, 06/01/2022		3,535	574
Nordea Bank MTN
4.500%, 03/26/2020	EUR	225	327
4.000%, 03/29/2021	EUR	255	365
Skandinaviska Enskilda Banken MTN
1.875%, 11/14/2019	EUR	175	233
Svenska Handelsbanken
2.656%, 01/15/2024 (B)	EUR	651	857

			4,276

Switzerland — 0.7%
Credit Suisse MTN
5.750%, 09/18/2025 (B)	EUR	250	346
4.750%, 08/05/2019	EUR	400	600
Government of Switzerland
3.000%, 05/12/2019		160	190
2.000%, 04/28/2021		1,070	1,249
2.000%, 05/25/2022		110	130
1.500%, 04/30/2042		120	135
1.250%, 06/11/2024		100	112
UBS MTN
6.625%, 04/11/2018	GBP	150	280
6.375%, 07/20/2016	GBP	160	282
4.750%, 02/12/2026 (B)	EUR	500	662
4.280%, 04/29/2049 (B)	EUR	200	254

			4,240

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Thailand — 0.1%
Thailand Government Bond
3.650%, 12/17/2021	THB	16,020	$507

Turkey — 0.2%
Akbank
3.875%, 10/24/2017 (A)	USD	380	382
Republic of Turkey
5.875%, 04/02/2019	EUR	225	325
5.500%, 02/16/2017	EUR	50	68
Turkiye Garanti Bankasi MTN
4.750%, 10/17/2019 (A)	USD	390	387

			1,162

United Arab Emirates — 0.1%
Emirates Telecommunications MTN
2.750%, 06/18/2026	EUR	275	360
IPIC GMTN MTN
6.875%, 03/14/2026	GBP	100	203
5.875%, 03/14/2021	EUR	125	200

			763

United Kingdom — 16.2%
AA Bond
4.720%, 07/02/2043		500	858
Abbey National Treasury Services MTN
5.250%, 02/16/2029		450	891
5.125%, 04/14/2021		300	562
4.250%, 04/12/2021	EUR	350	541
3.625%, 09/08/2016	EUR	300	404
2.000%, 01/14/2019	EUR	400	531
1.750%, 01/15/2018	EUR	525	686
Aviva
6.875%, 05/22/2038 (B)	EUR	195	284
6.125%, 11/14/2036 (B)		200	353
AWG Parent
6.875%, 08/21/2023		230	473
Bank of Scotland MTN
4.750%, 06/08/2022	EUR	290	471
4.625%, 06/08/2017	EUR	275	389
Barclays Bank MTN
6.750%, 01/16/2023 (B)		350	622
6.625%, 03/30/2022	EUR	340	538
4.250%, 01/12/2022		250	448
BAT International Finance MTN
7.250%, 03/12/2024		250	527
5.375%, 06/29/2017	EUR	425	607
Bishopsgate Asset Finance
4.808%, 08/14/2044		180	290
Boparan Finance
5.250%, 07/15/2019		140	204

32	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

BP Capital Markets MTN
2.994%, 02/18/2019	EUR	162	$224
2.500%, 11/06/2022	USD	400	377
2.177%, 09/28/2021	EUR	245	327
British American Tobacco Holdings MTN
4.000%, 07/07/2020		100	147
British Sky Broadcasting Group MTN
3.750%, 09/16/2024 (A)	USD	211	210
2.500%, 09/15/2026	EUR	500	637
1.500%, 09/15/2021	EUR	250	315
Channel Link Enterprises Finance
3.559%, 06/30/2050 (B)	EUR	700	878
Co-Operative Bank
4.750%, 11/11/2021		250	442
Coventry Building Society MTN
4.625%, 04/19/2018		230	407
Direct Line Insurance Group
9.250%, 04/27/2042 (B)		100	205
Eastern Power Networks MTN
6.250%, 11/12/2036		160	331
ENW Finance MTN
6.125%, 07/21/2021		350	665
Eversholt Funding MTN
5.831%, 12/02/2020		100	184
Experian Finance MTN
4.750%, 02/04/2020	EUR	425	634
FCE Bank MTN
5.125%, 11/16/2015		200	337
4.825%, 02/15/2017		200	345
1.875%, 05/12/2016	EUR	250	322
1.625%, 09/09/2016	EUR	100	129
First Hydro Finance
9.000%, 07/31/2021		220	474
Great Rolling Stock MTN
6.250%, 07/27/2020		300	559
HBOS Capital Funding
6.461%, 11/30/2049 (B)		115	196
Heathrow Funding MTN
1.875%, 05/23/2022		175	228
HJ Heinz Finance UK
6.250%, 02/18/2030		115	201
HSBC Bank MTN
4.750%, 09/29/2020 (B)		225	374
4.125%, 08/12/2020	USD	375	403
HSBC Holdings MTN
6.500%, 05/20/2024		250	506
Imperial Tobacco Finance MTN
8.375%, 02/17/2016	EUR	575	804
5.500%, 09/28/2026		350	645
3.375%, 02/26/2026	EUR	400	553
2.250%, 02/26/2021	EUR	400	527

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Intu SGS Finance MTN
3.875%, 03/17/2023 (C)		250	$411
Lloyds Banking Group
7.000%, 12/29/2049 (B)		750	1,200
Lloyds TSB Bank MTN
6.500%, 03/24/2020	EUR	275	426
4.625%, 02/02/2017	EUR	150	208
Mondi Finance MTN
3.375%, 09/28/2020	EUR	400	556
Motability Operations Group MTN
3.750%, 11/29/2017	EUR	300	416
National Grid North America
1.750%, 07/22/2019		300	393
National Westminster Bank
6.500%, 09/07/2021		220	396
6.500%, 09/07/2021		550	991
Nationwide Building Society MTN
4.625%, 02/08/2021	EUR	550	866
4.125%, 03/20/2023 (B)	EUR	1,200	1,620
Network Rail Infrastructure Finance MTN
4.400%, 03/06/2016	CAD	690	644
Northern Rock
5.625%, 06/22/2017 (A)	USD	1,750	1,936
Northumbrian Water Finance
6.875%, 02/06/2023		190	383
6.000%, 10/11/2017		500	904
Paragon Offshore
7.250%, 08/15/2024 (A)	USD	214	181
6.750%, 07/15/2022 (A)	USD	30	25
PGH Capital
5.750%, 07/07/2021		250	418
RL Finance Bonds No. 2
6.125%, 11/30/2043 (B)		100	169
Rolls-Royce
6.750%, 04/30/2019		100	193
Royal Bank of Scotland
9.500%, 03/16/2022 (B)	USD	200	228
6.934%, 04/09/2018	EUR	300	435
5.125%, 01/13/2024		400	762
Severn Trent Utilities Finance
6.125%, 02/26/2024		195	382
Southern Gas Networks MTN
4.875%, 10/05/2023		215	387
Standard Chartered MTN
4.000%, 07/12/2022 (B)	USD	390	400
Standard Life MTN
5.500%, 12/04/2042 (B)		250	428
5.314%, 01/06/2049 (B)	EUR	230	291
Tesco MTN
6.125%, 02/24/2022		300	533
Thames Water Utilities Cayman Finance
4.000%, 06/19/2025		335	558

SEI Institutional International Trust / Annual Report / September 30, 2014	33

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

United Kingdom Gilt
5.000%, 03/07/2018	2,545	$4,624
4.500%, 09/07/2034	250	502
4.500%, 12/07/2042	1,675	3,475
4.250%, 06/07/2032	110	213
3.750%, 09/07/2020	215	384
3.750%, 07/22/2052	315	592
3.500%, 01/22/2045	585	1,028
3.250%, 01/22/2044	680	1,142
2.750%, 09/07/2024	345	575
2.250%, 09/07/2023	2,805	4,524
1.750%, 07/22/2019	5,865	9,496
1.250%, 07/22/2018	555	890
United Kingdom Gilt - Inflation Linked
2.500%, 07/26/2016	550	2,979
United Kingdom Treasury
4.750%, 12/07/2030	1,380	2,809
4.250%, 03/07/2036	770	1,503
4.250%, 09/07/2039	1,170	2,310
4.000%, 03/07/2022	2,050	3,757
1.750%, 01/22/2017	1,670	2,753
Wales & West Utilities Finance
6.750%, 12/17/2036 (B)	200	370
6.250%, 11/30/2021	240	466
Western Power Distribution South West
5.750%, 03/23/2040	200	397
Western Power Distribution West Midlands
3.875%, 10/17/2024	230	381
Yorkshire Power Finance
7.250%, 08/04/2028	208	442
Yorkshire Water Services Bradford Finance
6.375%, 08/19/2039	100	215

		84,832

United States — 5.7%
21st Century Fox America
4.500%, 02/15/2021	75	82
AbbVie
2.900%, 11/06/2022	255	244
Aetna
2.750%, 11/15/2022	165	158
Altria Group
4.750%, 05/05/2021	180	196
4.250%, 08/09/2042	265	240
American Equity Investment Life Holding
6.625%, 07/15/2021	144	151

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

American International Group
8.175%, 05/15/2058 (B)		240	$323
6.797%, 11/15/2017	EUR	170	253
AT&T
5.875%, 04/28/2017	GBP	200	356
4.875%, 06/01/2044	GBP	130	224
Bank of America MTN
4.200%, 08/26/2024		214	212
4.000%, 04/01/2024		148	150
0.922%, 03/28/2018 (B)	EUR	300	375
Bristol-Myers Squibb
2.000%, 08/01/2022		670	622
Chevron
2.355%, 12/05/2022		810	771
Citigroup
5.000%, 08/02/2019	EUR	230	347
4.450%, 01/10/2017		250	266
2.375%, 05/22/2024	EUR	700	928
2.125%, 09/10/2026	EUR	650	820
Coca-Cola
2.750%, 05/06/2026	EUR	160	214
1.125%, 09/22/2022	EUR	750	946
Diamond Offshore Drilling
4.875%, 11/01/2043		130	121
Discovery Communications
2.375%, 03/07/2022	EUR	350	465
Dover MTN
2.125%, 12/01/2020	EUR	250	335
General Electric
2.700%, 10/09/2022		320	311
General Electric Capital MTN
5.500%, 01/08/2020		305	350
5.300%, 02/11/2021		205	231
4.625%, 01/07/2021		750	827
Glencore Funding
4.125%, 05/30/2023 (A)		94	93
Goldman Sachs Group MTN
4.250%, 01/29/2026	GBP	190	319
2.625%, 08/19/2020	EUR	350	478
Healthcare Trust of America Holdings
3.375%, 07/15/2021 (C)		86	86
Illinois Tool Works MTN
3.000%, 05/19/2034	EUR	400	539
INEOS Group Holdings
5.750%, 02/15/2019		350	443
Intelsat Jackson Holdings
5.500%, 08/01/2023		240	229
International Business Machines MTN
1.375%, 11/19/2019	EUR	250	327

34	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Jefferies Group MTN
2.375%, 05/20/2020	EUR	700	$904
John Deere Bank MTN
1.500%, 07/16/2018		250	327
JPMorgan Chase Bank
0.767%, 05/31/2017 (B)	EUR	1,250	1,575
JPMorgan Chase MTN
0.602%, 10/12/2015 (B)	EUR	350	441
Merrill Lynch MTN
0.634%, 09/14/2018 (B)	EUR	375	465
Metropolitan Life Global Funding I MTN
4.625%, 05/16/2017	EUR	200	280
Morgan Stanley MTN
5.375%, 08/10/2020	EUR	150	233
3.750%, 09/21/2017	EUR	350	483
2.375%, 03/31/2021	EUR	1,250	1,673
Nabors Industries
5.100%, 09/15/2023 (A)	EUR	280	304
Nissan Motor Acceptance
2.350%, 03/04/2019 (A)		540	541
Offshore Group Investment
7.125%, 04/01/2023		218	192
Owens Corning
6.500%, 12/01/2016		145	160
Philip Morris International
2.900%, 11/15/2021		325	325
2.875%, 05/30/2024	EUR	100	139
2.875%, 03/03/2026	EUR	435	598
2.125%, 05/30/2019	EUR	100	134
PNC Funding
5.125%, 02/08/2020		300	338
3.300%, 03/08/2022		150	151
Priceline Group
2.375%, 09/23/2024	EUR	250	318
Principal Financial Group
1.850%, 11/15/2017		175	175
Procter & Gamble
2.000%, 11/05/2021	EUR	150	202
Prologis
3.375%, 02/20/2024	EUR	300	421
3.000%, 01/18/2022	EUR	250	345
3.000%, 06/02/2026	EUR	200	269
Prologis International Funding II MTN
2.875%, 04/04/2022		220	297
Prudential Financial
5.625%, 06/15/2043 (B)		545	568
Rabobank Capital Funding Trust IV
5.556%, 12/31/2019 (B)	GBP	153	260
Regency Energy Partners
4.500%, 11/01/2023		72	70
Republic Services
4.750%, 05/15/2023		155	170

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Reynolds American
3.250%, 11/01/2022		180	$174
Ryder System MTN
5.850%, 11/01/2016		116	127
Sabine Pass Liquefaction
5.750%, 05/15/2024 (A)		230	234
Seagate HDD
4.750%, 01/01/2025 (A)		123	122
Sirius XM Radio
4.625%, 05/15/2023 (A)		254	236
SM Energy
6.500%, 01/01/2023		16	17
Societe Generale
5.922%, 04/05/2017 (A) (B)		180	190
Sprint
7.875%, 09/15/2023 (A)		187	198
Time Warner Cable
5.750%, 06/02/2031	GBP	250	475
5.250%, 07/15/2042	GBP	400	726
UBS MTN
5.875%, 12/20/2017	USD	247	278
United Technologies
1.800%, 06/01/2017		201	204
UnitedHealth Group
2.750%, 02/15/2023		120	116
Verizon Communications
6.550%, 09/15/2043		165	206
Viacom
3.875%, 04/01/2024		148	147
WellPoint
4.650%, 01/15/2043		110	108
2.300%, 07/15/2018		150	150
Wells Fargo MTN
4.600%, 04/01/2021		75	82
Williams Partners
5.250%, 03/15/2020		89	99
3.900%, 01/15/2025		228	226
Windstream
7.500%, 04/01/2023		255	261

			29,766

Total Global Bonds (Cost $498,940) ($ Thousands)			490,596

MORTGAGE-BACKED SECURITIES — 2.0%

Agency Mortgage-Backed Obligations — 0.1%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ2, Cl M1
1.604%, 09/25/2024 (A) (B)		430	429
FHLMC, Ser K501, Cl X1A, IO
1.849%, 08/25/2016 (B) (E)		299	7

			436

SEI Institutional International Trust / Annual Report / September 30, 2014	35

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligations — 1.9%
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (A)	100	$99
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
2.665%, 09/25/2034 (A) (B)	94	93
Bear Stearns Commercial Mortgage Securities, Ser 2005-PW10, Cl A4
5.405%, 12/11/2040 (B)	178	184
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Cl A4A
4.871%, 09/11/2042	20	21
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.289%, 10/12/2042 (B)	40	41
Bear Stearns Commercial Mortgage Securities, Ser 2006-T24, Cl A4
5.537%, 10/12/2041	192	205
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW15, Cl A4
5.331%, 02/11/2044	54	57
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl A4
5.897%, 06/11/2040 (B)	241	265
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl A4
5.694%, 06/11/2050 (B)	110	120
Bear Stearns Commercial Mortgage Securities, Ser 2007-T26, Cl A4
5.471%, 01/12/2045 (B)	66	71
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (B)	107	118
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl A3
5.975%, 03/15/2049 (B)	150	158
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.339%, 12/10/2049 (B)	570	628
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
2.612%, 05/25/2035 (A) (B)	605	599
COMM Mortgage Trust, Ser 2006-C7, Cl A4
5.948%, 06/10/2046 (B)	126	134
COMM Mortgage Trust, Ser 2013-CCRE9, Cl A4
4.238%, 07/10/2045 (B)	35	38
COMM Mortgage Trust, Ser 2013-CR7, Cl A4
3.213%, 03/10/2046	105	105

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046		130	$131
COMM Mortgage Trust, Ser 2013-CR9, Cl A3
4.022%, 07/10/2045		50	53
COMM Mortgage Trust, Ser 2014-CCRE14, Cl A3
3.955%, 02/10/2047		70	73
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.304%, 06/15/2034 (A) (B)		230	230
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047		65	66
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.212%, 12/10/2049 (B)		276	299
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX
4.877%, 04/15/2037		85	86
CW Capital Cobalt, Ser 2006-C1, Cl A4
5.223%, 08/15/2048		45	48
Eddystone Finance, Ser 2006-1, Cl A2
1.081%, 04/19/2021 (B) (E)		124	199
FNMA Connecticut Avenue Securities, Ser 2013-C01, Cl M1
2.155%, 10/25/2023 (A) (B)		130	131
FNMA Connecticut Avenue Securities, Ser 2014-C01, Cl M1
1.755%, 01/25/2024 (A) (B)		334	334
GE Capital Commercial Mortgage, Ser 2005-C4, Cl A4
5.490%, 11/10/2045 (B)		55	57
GMAC Commercial Mortgage Securities Trust, Ser 2006-C1, Cl A4
5.238%, 11/10/2045 (B)		109	113
Goldman Sachs Mortgage Securities Trust, Ser 2014-GC20, Cl D
5.029%, 04/10/2047 (A) (B)		80	74
Granite Master Issuer, Ser 2005-1, Cl A5
0.187%, 12/20/2054 (A) (B) (E)	EUR	100	126
Granite Master Issuer, Ser 2006-2, Cl A5
0.207%, 12/20/2054 (A) (B) (E)	EUR	197	248
Greenwich Capital Commercial Funding, Ser 2006-GG7, Cl A4
6.014%, 07/10/2038 (B)		141	150

36	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Greenwich Capital Commercial Funding, Ser 2007-GG11, Cl A4
5.736%, 12/10/2049	240	$263
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	370	391
GS Mortgage Securities II, Ser 2005-ROCK, Cl A
5.366%, 05/03/2032 (A)	50	58
GS Mortgage Securities Trust, Ser 2011-GC5, Cl XA, IO
1.865%, 08/10/2044 (A) (B)	303	19
GS Mortgage Securities Trust, Ser 2013-GC13, Cl XA, IO
0.366%, 07/10/2046 (B)	1,660	20
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1
4.506%, 01/25/2035 (A) (B)	155	152
Hilton USA Trust, Ser 2013-HLT, Cl AFX
2.662%, 11/05/2030 (A)	100	100
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl XA
0.890%, 09/15/2047 (B)	1,000	54
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CB13, Cl A4
5.420%, 01/12/2043 (B)	85	88
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP7, Cl A4
6.058%, 04/15/2045 (B)	90	96
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl A4
5.399%, 05/15/2045	74	79
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-C1, Cl A4
5.716%, 02/15/2051	85	92
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB19, Cl A4
5.892%, 02/12/2049 (B)	235	256
JPMorgan Chase Commercial Mortgage Securities, Ser 2008-C2, Cl A4FL
1.654%, 02/12/2051 (B)	207	199
JPMorgan Chase Commercial Mortgage Securities, Ser 2008-C2, Cl A4
6.068%, 02/12/2051	19	20
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl A3
2.829%, 10/15/2045	90	88

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl E
4.822%, 10/15/2045 (A) (B)	100	$99
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A5
2.840%, 12/15/2047	50	49
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-WLDN, Cl A
3.905%, 05/05/2030 (A)	100	103
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
2.246%, 12/25/2034 (A) (B)	109	109
LB-UBS Commercial Mortgage Trust, Ser 2007-C2, Cl A3
5.430%, 02/15/2040	70	75
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/2040 (B)	169	179
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl A3
5.866%, 09/15/2045 (B)	64	71
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.320%, 04/15/2041 (B)	51	57
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl AJ
5.137%, 07/12/2038 (B)	55	57
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.419%, 08/12/2048	40	42
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	136	145
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C17, Cl A5
3.741%, 08/15/2047	65	67
Morgan Stanley Capital I Trust, Ser 2005-HQ6, Cl A4A
4.989%, 08/13/2042	166	167
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl E
5.548%, 10/12/2052 (A) (B)	10	10
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl D
5.548%, 10/12/2052 (A) (B)	15	15
Morgan Stanley Capital I Trust, Ser 2007-IQ14, Cl A4
5.692%, 04/15/2049 (B)	160	174
Morgan Stanley Capital I, Ser 2006- IQ16, Cl A4
5.809%, 12/12/2049	75	82

SEI Institutional International Trust / Annual Report / September 30, 2014	37

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Morgan Stanley Re-REMIC Trust, Ser 2010-GG10, Cl A4A
5.991%, 08/15/2045 (A) (B)	174	$189
Silverstone Master Issuer, Ser 2009-1, Cl A2
2.006%, 01/21/2055 (A) (B)	300	487
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	130	129
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A3
2.971%, 04/10/2046	70	68
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A4
5.418%, 01/15/2045 (B)	24	25
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl D
4.938%, 10/15/2045 (A) (B)	10	10
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A) (B)	175	195
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A5
3.995%, 05/15/2047	125	131
WFRBS Commerical Mortgage Trust, Ser 2013-C15, Cl A3
3.881%, 08/15/2046	70	73

		10,137

Total Mortgage-Backed Securities (Cost $10,633) ($ Thousands)		10,573

CORPORATE OBLIGATIONS — 0.9%

United States — 0.9%
Access Midstream Partners
4.875%, 03/15/2024	200	205
Anadarko Petroleum
6.375%, 09/15/2017	330	374
California Resources
5.500%, 09/15/2021 (A)	168	171
CNA Financial
7.250%, 11/15/2023	110	136
6.500%, 08/15/2016	40	44
Credit Suisse NY MTN
3.625%, 09/09/2024	260	257
Crown Castle International
4.875%, 04/15/2022 (C)	120	117
Duke Realty
6.750%, 03/15/2020 (C)	140	165
Enterprise Products Operating
5.950%, 02/01/2041	100	119
General Electric Capital MTN
5.550%, 05/04/2020	45	51
2.375%, 06/30/2015	150	152

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Kinder Morgan Energy Partners
6.850%, 02/15/2020		150	$176
3.500%, 09/01/2023		171	162
2.650%, 02/01/2019		39	39
McGraw Hill Financial
5.900%, 11/15/2017		325	357
Morgan Stanley
3.450%, 11/02/2015		125	129
Noble Holding International
4.900%, 08/01/2020		25	26
PNC Bank
2.700%, 11/01/2022		445	424
Prudential Financial MTN
6.100%, 06/15/2017		125	140
Ryder System MTN
7.200%, 09/01/2015		108	114
SLM MTN
5.500%, 01/15/2019		433	442
Time Warner
4.875%, 03/15/2020		150	166
Total System Services
2.375%, 06/01/2018		236	234
Verizon Communications
4.862%, 08/21/2046 (A)		44	44
Viacom
6.125%, 10/05/2017		325	367
Williams Partners
4.000%, 11/15/2021		150	155

Total Corporate Obligations (Cost $4,590) ($ Thousands)			4,766

ASSET-BACKED SECURITIES — 0.1%

Automotive — 0.1%
Bavarian Sky, Ser 2013-GER1, Cl A
0.329%, 06/20/2020 (B)		329	416

Other Asset-Backed Securities — 0.0%
Volta Electricity Receivables, Ser 2013-1, Cl SNR
4.172%, 02/16/2017		203	258

Total Asset-Backed Securities (Cost $690) ($ Thousands)			674

TIME DEPOSITS (2) — 1.4%
Brown Brothers Harriman
4.500%, 10/01/2014	ZAR	1	—
2.750%, 10/01/2014	NZD	21	16
1.578%, 10/01/2014	AUD	19	17
0.350%, 10/01/2014	NOK	138	21
0.299%, 10/01/2014	CAD	101	91
0.060%, 10/01/2014	GBP	76	123
0.050%, 10/01/2014	SEK	121	17

38	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (2) (Thousands)	Market Value ($ Thousands)

0.030%, 10/01/2014		6,617	$6,617
0.005%, 10/01/2014	SGD	22	17
0.005%, 10/01/2014	HKD	2	—
0.005%, 10/01/2014	JPY	14,219	130
0.001%, 10/01/2014	CHF	—	—
0.000%, 10/01/2014	EUR	168	212
0.000%, 10/01/2014	DKK	12	2

Total Time Deposits (Cost $7,263) ($ Thousands)			7,263

Total Investments — 98.1% (Cost $522,116) ($ Thousands)			$513,872

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thosands)
10-YR MINI JGB	33	Dec-2014	$5
90-Day Euro$	(5)	Dec-2014	—
Australian 10-Year Bond	12	Dec-2014	14
Australian 3-Year Bond	11	Dec-2014	3
Canadian 10-Year Bond	18	Dec-2014	(6)
Euro-Bobl	(7)	Dec-2014	(4)
Euro-Bobl	87	Dec-2014	33
Euro-Bund	(15)	Dec-2014	(4)
Euro-Bund	84	Dec-2014	20
Euro-Buxl 30 Year Bond	16	Dec-2014	16
Euro-Schatz	27	Dec-2014	—
Japanese 10-Year Bond	7	Dec-2014	11
Long Gilt 10-Year Bond	(13)	Dec-2014	(17)
Long Gilt 10-Year Bond	2	Dec-2014	—
U.S. 2-Year Treasury Note	(69)	Dec-2014	—
U.S. 5-Year Treasury Note	(111)	Dec-2014	(10)
U.S. 5-Year Treasury Note	48	Dec-2014	(11)
U.S. Long Treasury Bond	(147)	Dec-2014	15
U.S. Long Treasury Bond	50	Dec-2014	(7)
U.S. Ultra Long Treasury Bond	(8)	Dec-2014	5

			$63

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/03/2014	USD	1,798	AUD	2,061	$6
10/03/2014	USD	4,021	CAD	4,496	2
10/03/2014	USD	4,057	DKK	23,974	11
10/03/2014	USD	687	MXN	9,282	4
10/03/2014	USD	474	SEK	3,434	3

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/03/2014-10/31/2014	MXN	108,860	USD	8,238	$141
10/03/2014-10/31/2014	USD	122,266	EUR	96,902	145
10/03/2014-10/31/2014	USD	24,816	GBP	15,305	(4)
10/03/2014-10/31/2014	USD	35,820	JPY	3,921,327	(70)
10/03/2014-11/05/2014	AUD	20,618	USD	18,488	482
10/03/2014-11/05/2014	CAD	30,831	USD	27,937	359
10/03/2014-11/05/2014	DKK	52,286	USD	9,040	166
10/03/2014-11/05/2014	EUR	290,964	USD	375,923	8,344
10/03/2014-11/05/2014	GBP	61,712	USD	101,624	1,604
10/03/2014-11/05/2014	NZD	15,761	USD	12,760	508
10/03/2014-11/05/2014	SEK	19,974	USD	2,810	38
10/03/2014-11/05/2014	USD	5,321	NZD	6,858	15
10/03/2014-08/21/2015	JPY	12,654,103	USD	118,479	3,082
10/14/2014-10/31/2014	MYR	3,395	USD	1,042	9
10/15/2014-10/31/2014	ZAR	24,062	USD	2,145	22
10/17/2014-10/31/2014	SGD	2,881	USD	2,273	14
10/22/2014-10/31/2014	NOK	12,774	USD	2,004	17
10/22/2014-10/31/2014	USD	2,965	NOK	18,681	(58)
10/31/2014	CHF	3,163	USD	3,376	64
10/31/2014	CZK	10,333	USD	482	7
10/31/2014	ILS	777	USD	212	1
10/31/2014	KRW	5,155,592	USD	4,947	63
10/31/2014	THB	16,305	USD	505	3
10/31/2014	USD	1,045	CHF	990	(9)
10/31/2014-11/07/2014	PLN	6,835	USD	2,102	38

					$15,007

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(2,006)	$2,024	$18
Barclays PLC	(388)	386	(2)
BMOC	(522)	535	13
BNP Paribas	(36,675)	37,115	440
Brown Brothers Harriman	(540,525)	548,308	7,783
Citigroup	(81,050)	83,823	2,773
Credit Suisse First Boston	(3,188)	3,252	64
Deutsche Bank	(34,445)	35,260	815
Goldman Sachs	(31,216)	31,661	445
HSBC	(12,781)	12,786	5
JPMorgan Chase Bank	(77,360)	78,338	978
Morgan Stanley	(6,459)	6,491	32
RBC	(7,908)	7,958	50
Royal Bank of Scotland	(41,933)	43,487	1,554
Standard Bank	(749)	755	6
UBS	(5,133)	5,154	21
Westpac Banking	(357)	369	12

			$15,007

For the year ended September 30, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above are representative of the volume of activity for this derivative type during the year.

A list of the open OTC swap agreements held by the Fund at September 30, 2014, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Citibank	Government of UK 4.25% STK 07/06/2032 GBP 100	BUY	(1.00)	09/20/2019	$4,200	$(13)
Deutsche Bank	Government of UK 4.25% STK 07/06/2032 GBP 100	BUY	(1.00)	09/20/2019	174	—
JPMorgan Chase Bank	Government of UK 4.25% STK 07/06/2032 GBP 100	BUY	(1.00)	09/20/2019	450	—
JPMorgan Chase Bank	Government of UK 4.25% STK 07/06/2032 GBP 100	BUY	(1.00)	09/20/2019	230	(1)
JPMorgan Chase Bank	Government of UK 4.25% STK 07/06/2032 GBP 100	BUY	(1.00)	09/20/2019	66	—

						$(14)

SEI Institutional International Trust / Annual Report / September 30, 2014	39

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Concluded)

September 30, 2014

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	3.79%	6-Month GBP - LIBOR	05/19/2019	GBP	2,500	$(392)
Citibank	2.83%	3 MonthUSD - LIBOR	08/08/2023	USD	6,000	(166)
Citibank	EU CPI Overall Excluding Tobacco	1.22%	04/03/2019	EUR	2,450	(18)

						$(576)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2014, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	1.49%	6-Month EUR - EURIBOR	09/12/2018	EUR	7,000	$(425)
JPMorgan Chase Bank	1.988%	6-Month EUR - EURIBOR	11/21/2023	EUR	5,500	(596)
JPMorgan Chase Bank	1.90%	6-Month EUR - EURIBOR	03/24/2024	EUR	2,200	(213)
Citibank	3.34%	6-Month GBP - LIBOR	01/17/2044	GBP	1,000	(157)
JPMorgan Chase Bank	2.87%	6-Month GBP - LIBOR	02/14/2024	GBP	250	(15)
JPMorgan Chase Bank	6-Month JPY - LIBOR	1.56%	11/28/2033	JPY	600,000	188

						$(1,218)

For the year ended September 30, 2014, the total amount of all swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $523,784 ($ Thousands).

(1)	In local currency unless otherwise indicated.

(2)	In U.S. Dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2014.

(C)	Real Estate Investment Trust.

(D)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(E)	Securities considered illiquid. The total market value of such securities as of September 30, 2014 was $580 ($ Thousands) and represented 0.1% of Net Assets.

(F)	Security, or portion thereof, has been pledged as collateral on open swap agreements.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

CZK — Czech Koruna

Cl — Class

CPI	— Consumer Price Index

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

GBP — British Pound Sterling

HKD — Hong Kong Dollar

ILS — Israeli Shekel

IO — Interest Only

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

OTC — Over the Counter

NZD — New Zealand Dollar

PLC — Public Limited Company

PLN — Polish Zlotty

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

SEK — Swedish Krone

Ser — Series

SFH	— Societes de Financement de l’Habitat

SGD — Singapore Dollar

THB — Thai Baht

USD — U.S. Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$490,596	$—	$490,596
Mortgage-Backed Securities	—	10,573	—	10,573
Corporate Obligations	—	4,766	—	4,766
Asset-Backed Securities	—	674	—	674
Time Deposits	—	7,263	—	7,263

Total Investments in Securities	$—	$513,872	$—	$513,872

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$122	$—	$—	$122
Unrealized Depreciation	(59)	—	—	(59)
Forwards Contracts*
Unrealized Appreciation	—	15,148	—	15,148
Unrealized Depreciation	—	(141)	—	(141)
OTC Swaps*
Credit Default Swaps*
Unrealized Depreciation	—	(14)	—	(14)
Interest Rate Swaps*
Unrealized Depreciation	—	(576)	—	(576)
Centrally Cleared Swaps*
Interest Rate Swaps*
Unrealized Appreciation	—	188	—	188
Unrealized Depreciation	—	(1,406)	—	(1,406)

Total Other Financial Instruments	$63	$13,199	$—	$13,262

*	Futures contracts, forwards contracts and swaps are valued at the net unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	SEI Institutional International Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2014

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 93.5%

Angola — 0.2%
Republic of Angola Via Northern Lights III
7.000%, 08/16/2019	2,536	$2,735

Argentina — 1.5%
City of Buenos Aires Argentina
9.950%, 03/01/2017 (A) (B)	1,150	1,151
9.950%, 03/01/2017	1,060	1,061
Republic of Argentina
7.000%, 10/03/2015	7,582	7,023
7.000%, 04/17/2017	10,723	9,298
6.000%, 03/31/2023 (A) (C)	815	888
YPF
8.750%, 04/04/2024 (B)	556	562

		19,983

Azerbaijan — 0.8%
International Bank of Azerbaijan
5.625%, 06/11/2019	1,700	1,678
Republic of Azerbaijan International Bond
4.750%, 03/18/2024	700	714
4.750%, 03/18/2024 (B)	2,829	2,886
State Oil of the Azerbaijan Republic
5.450%, 02/09/2017	1,312	1,368
4.750%, 03/13/2023	3,694	3,635

		10,281

Bahrain — 0.1%
Kingdom of Bahrain
6.000%, 09/19/2044 (B)	855	862

Barbados — 0.1%
Columbus International
7.375%, 03/30/2021 (B)	1,515	1,576

Belize — 0.2%
Belize Government International Bond
5.000%, 02/20/2038 (D)	4,500	3,319

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Bermuda — 0.2%
Government of Bermuda
4.854%, 02/06/2024		1,680	$1,735
4.138%, 01/03/2023 (B)		820	808

			2,543

Bolivia — 0.4%
Government of Bolivia
5.950%, 08/22/2023		4,802	5,138
4.875%, 10/29/2022 (B)		250	255

			5,393

Bosnia and Herzegovina — 0.0%
Republic of Bosnia & Herzegovina
2.063%, 12/11/2017 (A) (E)	DEM	1,125	611

Brazil — 8.9%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (B)		660	742
5.750%, 09/26/2023		280	298
5.500%, 07/12/2020 (B)		400	425
4.000%, 04/14/2019 (B)		730	732
Brazil Letras do Tesouro Nacional
12.390%, 01/01/2016 (F)	BRL	20,010	7,077
11.885%, 01/01/2018 (F)	BRL	74,919	20,829
11.237%, 07/01/2018 (F)	BRL	21,385	5,608
10.590%, 01/01/2017 (F)	BRL	36,215	11,352
Brazil Loan Trust 1
5.477%, 07/24/2023 (B)		2,344	2,437
5.477%, 07/24/2023		351	360
Brazil Notas do Tesouro Nacional
10.000%, 01/01/2017	BRL	24,900	9,699
Brazil Notas do Tesouro Nacional, Ser B
6.000%, 08/15/2020	BRL	4,385	4,418
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2018	BRL	15,414	5,900
10.000%, 01/01/2021	BRL	10,876	3,991
10.000%, 01/01/2023	BRL	17,650	6,345
10.000%, 01/01/2025	BRL	13,756	4,860
BRF
4.750%, 05/22/2024 (B)		1,723	1,697
Caixa Economica Federal
4.250%, 05/13/2019		200	199
CIMPOR Financial Operations
5.750%, 07/17/2024 (B)		501	485
Cosan
5.000%, 03/14/2023 (B)		533	512

SEI Institutional International Trust / Annual Report / September 30, 2014	41

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

ESAL GmbH
6.250%, 02/05/2023 (B)		350	$339
Federal Republic of Brazil
10.125%, 05/15/2027		850	1,317
10.125%, 05/15/2027		1,378	2,136
8.875%, 04/15/2024		400	545
8.250%, 01/20/2034		2,540	3,410
7.125%, 01/20/2037		6,983	8,572
5.875%, 01/15/2019		369	415
4.875%, 01/22/2021		420	446
4.250%, 01/07/2025		1,196	1,184
2.625%, 01/05/2023		7,606	6,845
Itau Unibanco Holding
5.650%, 03/19/2022 (B)		200	201
JBS Finance II
8.250%, 01/29/2018		370	386
8.250%, 01/29/2018 (B)		350	365
Marfrig Holding Europe
6.875%, 06/24/2019 (B)		355	345
Marfrig Overseas
9.500%, 05/04/2020 (B)		835	881
9.500%, 05/04/2020		650	686
Minerva Luxembourg
12.250%, 02/10/2022 (B)		650	748
7.750%, 01/31/2023		1,400	1,425
Odebrecht Drilling Norbe VIII/IX
6.350%, 06/30/2021		109	112
6.350%, 06/30/2021 (B)		18	18
Odebrecht Offshore Drilling Finance
6.750%, 10/01/2022 (B)		191	198
Rio Oil Finance Trust, Ser 2014-1
6.250%, 07/06/2024 (B)		1,265	1,305
Samarco Mineracao
4.125%, 11/01/2022 (B)		238	222
Schahin II Finance
5.875%, 09/25/2022 (B)		81	77

			120,144

Chile — 1.7%
Banco del Estado de Chile
4.125%, 10/07/2020		30	31
3.875%, 02/08/2022 (B)		230	233
BancoEstado
4.125%, 10/07/2020 (B)		270	282
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	80,000	146
6.000%, 01/01/2022	CLP	90,000	165
Empresa Nacional del Petroleo
6.250%, 07/08/2019 (B)		100	113
6.250%, 07/08/2019		50	56

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

5.250%, 08/10/2020		100	$107
5.250%, 08/10/2020 (B)		240	257
ENTEL Chile
4.875%, 10/30/2024 (B)		200	205
GNL Quintero
4.634%, 07/31/2029 (B)		918	917
Nacional del Cobre de Chile
6.150%, 10/24/2036		1,748	2,039
5.625%, 09/21/2035		880	963
5.625%, 10/18/2043		250	274
4.500%, 08/13/2023		1,041	1,096
4.500%, 08/13/2023 (B)		3,266	3,440
3.875%, 11/03/2021		646	662
3.875%, 11/03/2021 (B)		403	413
3.000%, 07/17/2022 (B)		1,923	1,843
Republic of Chile
5.500%, 08/05/2020	CLP	323,000	571
3.875%, 08/05/2020		4,117	4,393
2.250%, 10/30/2022		3,981	3,762
VTR Finance
6.875%, 01/15/2024 (B)		486	503

			22,471

China — 1.2%
Amber Circle Funding
3.250%, 12/04/2022		850	816
CITIC
7.875%, 04/15/2049 (E)		183	192
6.800%, 01/17/2023		2,100	2,421
6.375%, 04/10/2020		400	451
CNOOC Curtis Funding No. 1 Pty
4.500%, 10/03/2023		1,100	1,140
CNOOC Nexen Finance
4.250%, 04/30/2024		1,118	1,136
Country Garden Holdings
11.125%, 02/23/2018		275	297
Kaisa Group Holdings
8.875%, 03/19/2018 (B)		150	152
Sinochem Offshore Capital MTN
3.250%, 04/29/2019 (B)		1,432	1,438
Sinochem Overseas Capital
4.500%, 11/12/2020		1,480	1,565
4.500%, 11/12/2020 (B)		2,803	2,965
Sinopec Capital
3.125%, 04/24/2023 (B)		1,219	1,148
Sinopec Group Overseas Development
4.875%, 05/17/2042 (B)		300	313
4.375%, 04/10/2024 (B)		1,273	1,307
State Grid Overseas Investment
4.125%, 05/07/2024 (B)		1,216	1,247

			16,588

42	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Colombia — 5.3%
Bancolombia
5.125%, 09/11/2022		150	$151
Bogota Distrito Capital
9.750%, 07/26/2028 (B)	COP	8,820,000	5,454
9.750%, 07/26/2028	COP	370,000	229
Citigroup Funding, CLN (Republic of Colombia)
11.000%, 07/27/2020	COP	7,940,000	4,804
Colombian TES
11.250%, 10/24/2018	COP	69,800	41
10.000%, 07/24/2024	COP	4,633,700	2,800
7.500%, 08/26/2026	COP	4,030,200	2,046
7.000%, 09/11/2019	COP	9,034,800	4,643
7.000%, 09/11/2019	COP	3,275,300	1,686
7.000%, 05/04/2022	COP	580,000	291
7.000%, 05/04/2022	COP	864,000	434
7.000%, 05/04/2022	COP	8,736,900	4,387
6.000%, 04/28/2028	COP	8,156,800	3,599
5.000%, 11/21/2018	COP	4,884,800	2,353
Ecopetrol
5.875%, 05/28/2045		1,051	1,064
Emgesa ESP
8.750%, 01/25/2021	COP	1,450,000	777
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021	COP	4,482,000	2,338
7.625%, 09/10/2024 (B)	COP	3,971,000	1,976
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (B)	COP	1,645,000	830
7.875%, 08/12/2024	COP	884,000	446
JPMorgan, CLN (Republic of Columbia)
7.000%, 05/04/2022	COP	2,087,000	1,048
Pacific Rubiales Energy
7.250%, 12/12/2021		2,171	2,361
5.125%, 03/28/2023 (B)		107	102
Republic of Colombia
12.000%, 10/22/2015	COP	1,009,000	534
12.000%, 10/22/2015	COP	1,626,000	861
11.750%, 02/25/2020		1,587	2,253
10.375%, 01/28/2033		360	560
9.850%, 06/28/2027	COP	3,422,000	2,139
8.125%, 05/21/2024		1,190	1,577
7.750%, 04/14/2021	COP	1,942,000	1,042
7.375%, 03/18/2019		2,046	2,440
7.375%, 09/18/2037		6,052	8,079
6.125%, 01/18/2041		1,485	1,736
5.625%, 02/26/2044		1,170	1,287
4.375%, 07/12/2021		4,915	5,198
4.375%, 03/21/2023	COP	1,017,000	434

			72,000

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Costa Rica — 0.5%
Banco Nacional de Costa Rica
6.250%, 11/01/2023 (B)		240	$241
Costa Rica Government International Bond
7.000%, 04/04/2044 (B)		988	993
4.375%, 04/30/2025 (B)		781	707
4.375%, 04/30/2025		702	635
4.250%, 01/26/2023		2,349	2,167
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	424
6.375%, 05/15/2043		250	214

			5,381

Croatia — 0.8%
Government of Croatia
6.750%, 11/05/2019		790	871
6.625%, 07/14/2020		1,437	1,581
6.375%, 03/24/2021 (B)		1,636	1,775
6.250%, 04/27/2017 (B)		630	669
6.000%, 01/26/2024		1,500	1,599
6.000%, 01/26/2024 (B)		3,805	4,057
5.875%, 07/09/2018	EUR	150	211

			10,763

Dominican Republic — 1.1%
Dominican Republic
15.950%, 06/04/2021	DOP	3,800	111
11.500%, 05/10/2024	DOP	55,000	1,344
11.000%, 01/05/2018	DOP	6,320	148
11.000%, 07/30/2021 (B)	DOP	53,760	1,235
9.040%, 01/23/2018		1,390	1,508
7.500%, 05/06/2021 (B)		1,830	2,059
7.500%, 05/06/2021		3,049	3,430
7.450%, 04/30/2044 (B)		2,850	3,049
6.600%, 01/28/2024 (B)		230	247
5.875%, 04/18/2024 (B)		770	793
5.875%, 04/18/2024		710	721

			14,645

Ecuador — 0.1%
Republic of Ecuador
9.375%, 12/15/2015		1,554	1,632

Egypt — 0.2%
Government of Egypt
6.875%, 04/30/2040		1,434	1,427
5.750%, 04/29/2020		450	471
5.750%, 04/29/2020 (B)		100	105

			2,003

SEI Institutional International Trust / Annual Report / September 30, 2014	43

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

El Salvador — 0.5%
Republic of El Salvador
8.250%, 04/10/2032		267	$308
8.250%, 04/10/2032		480	553
7.750%, 01/24/2023		708	793
7.750%, 01/24/2023		680	762
7.375%, 12/01/2019		400	444
6.375%, 01/18/2027 (B)		1,482	1,482
5.875%, 01/30/2025 (A) (B)		638	626
5.875%, 01/30/2025		1,743	1,713
Telemovil Finance
8.000%, 10/01/2017		476	488

			7,169

Gabon — 0.0%
Gabonese Republic
8.200%, 12/12/2017		490	552

Georgia — 0.1%
Georgian Railway JSC
7.750%, 07/11/2022		1,362	1,529

Ghana — 0.3%
Republic of Ghana
8.500%, 10/04/2017 (B)		300	322
8.125%, 01/18/2026 (B)		1,567	1,571
8.125%, 01/18/2026		1,604	1,608
7.875%, 08/07/2023		900	902

			4,403

Guatemala — 0.1%
Comcel Trust
6.875%, 02/06/2024 (B)		1,090	1,150
Guatemala Government Bond
4.875%, 02/13/2028		509	518

			1,668

Honduras — 0.2%
Republic of Honduras
8.750%, 12/16/2020		1,851	2,096

Hungary — 5.1%
Magyar Export-Import Bank
4.000%, 01/30/2020 (B)		925	916
Republic of Hungary
8.000%, 02/12/2015	HUF	230,000	956
7.750%, 08/24/2015	HUF	230,690	987
7.625%, 03/29/2041		4,390	5,597
7.500%, 11/12/2020	HUF	83,900	406
7.000%, 06/24/2022	HUF	851,570	4,048
6.750%, 02/24/2017	HUF	302,710	1,349
6.750%, 11/24/2017	HUF	1,047,530	4,767
6.750%, 10/22/2028	HUF	1,286,870	6,235

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

6.500%, 06/24/2019	HUF	3,699,640	$16,869
6.375%, 03/29/2021		920	1,033
6.250%, 01/29/2020		770	856
6.000%, 01/11/2019	EUR	982	1,437
6.000%, 11/24/2023	HUF	261,390	1,176
5.750%, 11/22/2023		3,716	4,027
5.500%, 12/22/2016	HUF	510,620	2,227
5.500%, 12/20/2018	HUF	531,290	2,338
5.500%, 06/24/2025	HUF	275,990	1,199
5.375%, 02/21/2023		3,388	3,574
5.375%, 03/25/2024		536	565
5.000%, 03/30/2016	GBP	227	381
4.125%, 02/19/2018		3,724	3,847
4.000%, 04/25/2018	HUF	465,170	1,941
4.000%, 03/25/2019		1,856	1,893

			68,624

India — 0.2%
Bharti Airtel International Netherlands
5.350%, 05/20/2024 (B)		927	988
5.125%, 03/11/2023 (B)		639	672
Export-Import Bank of India MTN
4.000%, 08/07/2017		200	209
Vedanta Resources
7.125%, 05/31/2023 (B)		160	164
6.750%, 06/07/2016		125	130
6.000%, 01/31/2019 (B)		324	327

			2,490

Indonesia — 8.0%
Adaro Indonesia
7.625%, 10/22/2019		300	312
Deutsche Bank, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	2,300,000	176
7.000%, 05/15/2027	IDR	2,300,000	163
6.625%, 05/15/2033	IDR	2,300,000	149
Deutsche Bank MTN
7.000%, 05/17/2022	IDR	9,000,000	677
Genel Energy Finance
7.500%, 05/14/2019		1,800	1,777
Indosat Palapa
7.375%, 07/29/2020 (B)		200	212
JPMorgan, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	105,300,000	8,037
6.625%, 05/15/2033	IDR	3,100,000	200
Listrindo Capital
6.950%, 02/21/2019 (B)		200	211
Majapahit Holding
8.000%, 08/07/2019		470	549
7.875%, 06/29/2037 (B)		205	241
7.750%, 01/20/2020		894	1,035

44	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Pelabuhan Indonesia III
4.875%, 10/01/2024		1,659	$1,640
4.875%, 10/01/2024 (B)		200	198
Pertamina Persero MTN
6.500%, 05/27/2041 (B)		380	389
6.450%, 05/30/2044 (B)		1,432	1,446
6.000%, 05/03/2042 (B)		935	895
6.000%, 05/03/2042		340	326
5.625%, 05/20/2043		3,882	3,533
5.250%, 05/23/2021 (B)		500	518
4.875%, 05/03/2022 (B)		220	220
Perusahaan Gas Negara Persero
5.125%, 05/16/2024 (B)		63	63
Republic of Indonesia
12.800%, 06/15/2021	IDR	1,965,000	197
11.625%, 03/04/2019		3,403	4,526
11.625%, 03/04/2019		1,674	2,226
11.625%, 03/04/2019 (B)		975	1,297
11.000%, 09/15/2025	IDR	3,200,000	311
9.000%, 03/15/2029	IDR	107,985,000	9,007
8.500%, 10/12/2035		1,000	1,350
8.500%, 10/12/2035		2,632	3,553
8.375%, 03/15/2024	IDR	178,374,000	14,544
8.375%, 09/15/2026	IDR	580,000	47
8.375%, 03/15/2034	IDR	55,920,000	4,328
8.375%, 03/15/2034	IDR	62,460,000	4,834
8.250%, 06/15/2032	IDR	17,369,000	1,354
7.875%, 04/15/2019	IDR	38,025,000	3,074
7.750%, 01/17/2038		7,418	9,421
7.750%, 01/17/2038		1,478	1,877
7.000%, 05/15/2022	IDR	59,080,000	4,509
6.875%, 01/17/2018		2,394	2,696
6.750%, 01/15/2044 (B)		1,650	1,930
6.625%, 05/15/2033	IDR	30,376,000	1,963
6.625%, 02/17/2037		676	764
6.125%, 05/15/2028	IDR	26,020,000	1,714
5.875%, 03/13/2020 (B)		224	246
5.625%, 05/15/2023	IDR	44,408,000	3,025
5.250%, 01/17/2042		1,029	992
4.875%, 05/05/2021 (B)		200	208
4.875%, 05/05/2021		2,600	2,704
3.375%, 04/15/2023 (B)		1,939	1,803
2.875%, 07/08/2021 (B)	EUR	594	758

			108,225

Iraq — 0.6%
Republic of Iraq
5.800%, 01/15/2028		9,324	8,345

Israel — 0.1%
Altice Financing
8.000%, 12/15/2019	EUR	400	550
7.875%, 12/15/2019 (A)		400	426

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Altice Finco
9.875%, 12/15/2020 (A)		300	$336

			1,312

Italy — 0.0%
Wind Acquisition Finance
4.750%, 07/15/2020 (B)		49	47
4.000%, 07/15/2020 (B)	EUR	200	249

			296

Ivory Coast — 0.8%
Ivory Coast Government Bond
5.750%, 12/31/2032		3,413	3,255
5.750%, 12/31/2032 (A) (C)		6,465	6,166
5.375%, 07/23/2024 (B)		1,713	1,634

			11,055

Jamaica — 0.4%
Digicel Group
8.250%, 09/30/2020		2,200	2,266
Jamaica Government International Bond
7.625%, 07/09/2025		2,524	2,692

			4,958

Kazakhstan — 1.9%
Development Bank of Kazakhstan
4.125%, 12/10/2022		770	728
Halyk Savings Bank of Kazakhstan
7.250%, 01/28/2021 (B)		400	432
7.250%, 01/28/2021		200	216
KazAgro National Management Holding
4.625%, 05/24/2023		3,830	3,630
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042 (B)		250	271
Kazatomprom Natsionalnaya Atomnaya Kompaniya
6.250%, 05/20/2015 (B)		450	460
6.250%, 05/20/2015		100	102
KazMunayGas National MTN
11.750%, 01/23/2015		1,611	1,658
9.125%, 07/02/2018		1,248	1,460
9.125%, 07/02/2018 (B)		2,342	2,740
7.000%, 05/05/2020 (B)		676	752
6.375%, 04/09/2021 (B)		4,301	4,635
6.375%, 04/09/2021		1,234	1,330
5.750%, 04/30/2043 (B)		781	735
5.750%, 04/30/2043		3,240	3,033
4.400%, 04/30/2023		1,022	982
4.400%, 04/30/2023 (B)		523	503

SEI Institutional International Trust / Annual Report / September 30, 2014	45

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Republic of Kazakhstan
6.375%, 10/06/2020 (B)		600	$647
Samruk-Energy JSC MTN
3.750%, 12/20/2017		500	501
Zhaikmunai Via Zhaikmunai International
7.125%, 11/13/2019 (A) (B)		425	445

			25,260

Kenya — 0.4%
Kenya Government International Bond
6.875%, 06/24/2024 (B)		2,216	2,332
Kenya Infrastructure Bond
11.000%, 09/15/2025	KES	230,000	2,608

			4,940

Latvia — 0.1%
Republic of Latvia
2.750%, 01/12/2020		670	657

Lithuania — 0.3%
Republic of Lithuania
7.375%, 02/11/2020		462	556
6.625%, 02/01/2022		1,358	1,616
6.125%, 03/09/2021 (B)		1,424	1,643
5.125%, 09/14/2017 (B)		310	339
5.125%, 09/14/2017		200	219

			4,373

Malaysia — 5.0%
Malaysia Government Bond
5.248%, 09/15/2028 (B)	MYR	1,050	353
4.392%, 04/15/2026	MYR	10,601	3,309
4.378%, 11/29/2019	MYR	1,353	425
4.262%, 09/15/2016	MYR	12,380	3,838
4.181%, 07/15/2024	MYR	25,751	8,006
4.160%, 07/15/2021	MYR	3,879	1,204
4.048%, 09/30/2021	MYR	4,020	1,243
4.012%, 09/15/2017	MYR	13,780	4,253
3.892%, 03/15/2027	MYR	1,369	407
3.889%, 07/31/2020	MYR	6,983	2,138
3.844%, 04/15/2033	MYR	1,770	506
3.835%, 08/12/2015	MYR	4,097	1,254
3.741%, 02/27/2015	MYR	2,000	611
3.654%, 10/31/2019	MYR	13,220	4,024
3.580%, 09/28/2018	MYR	4,747	1,447
3.502%, 05/31/2027	MYR	1,050	298
3.492%, 03/31/2020	MYR	26,179	7,876
3.480%, 03/15/2023	MYR	14,448	4,279
3.418%, 08/15/2022	MYR	8,999	2,659
3.394%, 03/15/2017	MYR	2,460	748
3.314%, 10/31/2017	MYR	21,610	6,538

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

3.260%, 03/01/2018	MYR	18,650	$5,632
3.197%, 10/15/2015	MYR	9,213	2,803
3.172%, 07/15/2016	MYR	6,780	2,061

			65,912

Mexico — 6.2%
Alfa
6.875%, 03/25/2044 (B)		1,395	1,550
America Movil
6.000%, 06/09/2019	MXN	12,420	931
BBVA Bancomer
6.750%, 09/30/2022 (B)		500	560
4.375%, 04/10/2024 (B)		1,855	1,874
Cemex
6.500%, 12/10/2019		550	568
Cemex Espana Luxembourg
9.875%, 04/30/2019		950	1,055
Cemex Finance
9.375%, 10/12/2022 (B)		350	395
Comision Federal de Electricidad
5.750%, 02/14/2042 (B)		500	529
4.875%, 05/26/2021 (B)		400	424
4.875%, 01/15/2024 (B)		637	670
El Puerto de Liverpool
3.950%, 10/02/2024		348	345
Fermaca Enterprises S de RL
6.375%, 03/30/2038 (B)		361	378
Mexican Bonos
7.500%, 06/03/2027	MXN	36,854	3,001
6.500%, 06/09/2022	MXN	7,036	542
6.250%, 06/16/2016	MXN	13,381	1,039
6.000%, 06/18/2015	MXN	5,099	387
5.000%, 06/15/2017	MXN	39,491	2,985
Mexican Bonos, Ser M
6.500%, 06/10/2021	MXN	96,230	7,471
Mexican Bonos, Ser M10
8.500%, 12/13/2018	MXN	12,020	1,010
7.750%, 12/14/2017	MXN	32,714	2,653
7.250%, 12/15/2016	MXN	31,357	2,488
Mexican Bonos, Ser M20
10.000%, 12/05/2024	MXN	34,930	3,358
8.500%, 05/31/2029	MXN	5,093	447
8.000%, 12/07/2023	MXN	66,576	5,614
7.750%, 05/29/2031	MXN	101,574	8,352
Mexican Bonos, Ser M30
10.000%, 11/20/2036	MXN	8,900	896
8.500%, 11/18/2038	MXN	38,121	3,353
Mexican Bonos, Ser MI10
9.500%, 12/18/2014	MXN	31,235	2,356
Mexican Udibonos
4.500%, 11/22/2035	MXN	5,716	2,551
2.500%, 12/10/2020	MXN	6,273	2,469
2.000%, 06/09/2022	MXN	1,471	552

46	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Offshore Drilling Holding
8.375%, 09/20/2020		1,700	$1,798
Petroleos Mexicanos
7.190%, 09/12/2024	MXN	44,250	3,327
6.625%, 06/15/2035		2,800	3,249
6.500%, 06/02/2041		572	662
6.375%, 01/23/2045 (B)		806	911
3.500%, 01/30/2023 (B)		185	178
Trust F
5.250%, 12/15/2024 (B) (G)		1,080	1,123
United Mexican States MTN
6.050%, 01/11/2040		796	943
5.750%, 10/12/2110		468	483
5.550%, 01/21/2045		3,197	3,552
4.750%, 03/08/2044		660	655
4.000%, 10/02/2023		3,880	4,010
3.500%, 01/21/2021		175	177
United Mexican States, Ser A MTN
6.750%, 09/27/2034		1,040	1,321

			83,192

Mongolia — 0.5%
Development Bank of Mongolia MTN
5.750%, 03/21/2017		902	884
5.125%, 12/05/2022		2,713	2,401
4.125%, 01/05/2018		2,556	2,403

			5,688

Montenegro — 0.0%
Republic of Montenegro
7.875%, 09/14/2015	EUR	120	159
5.375%, 05/20/2019	EUR	399	536

			695

Morocco — 0.5%
Kingdom of Morocco
5.500%, 12/11/2042 (B)		200	199
5.500%, 12/11/2042		1,000	995
4.250%, 12/11/2022		1,180	1,171
4.250%, 12/11/2022 (A) (B)		1,348	1,338
OCP
5.625%, 04/25/2024 (B)		3,128	3,254

			6,957

Mozambique — 0.1%
EMATUM Via Mozambique EMATUM Finance 2020
6.305%, 09/11/2020		845	848

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Nigeria — 0.6%
Nigeria Treasury Bill
11.492%, 02/05/2015 (F)	NGN	37,000	$218
11.200%, 05/07/2015 (F)	NGN	12,900	74
11.154%, 04/23/2015 (F)	NGN	25,200	145
11.131%, 03/05/2015 (F)	NGN	24,553	144
Republic of Nigeria
16.390%, 01/27/2022	NGN	210,000	1,528
15.100%, 04/27/2017	NGN	23,192	151
14.200%, 03/14/2024	NGN	616,856	4,125
6.750%, 01/28/2021 (B)		550	598
6.750%, 01/28/2021		1,372	1,492
6.375%, 07/12/2023		596	638
6.375%, 07/12/2023 (B)		551	590

			9,703

Pakistan — 0.4%
Republic of Pakistan
8.250%, 04/15/2024		3,400	3,400
7.250%, 04/15/2019 (B)		500	501
7.125%, 03/31/2016		500	506
6.875%, 06/01/2017		430	438
6.875%, 06/01/2017		100	102

			4,947

Panama — 0.8%
Panama Notas del Tesoro
4.875%, 02/05/2021		704	742
Republic of Panama
9.375%, 01/16/2023		560	767
9.375%, 04/01/2029		2,614	3,875
8.875%, 09/30/2027		270	385
8.125%, 04/28/2034		2,128	2,841
7.125%, 01/29/2026		100	126
6.700%, 01/26/2036		1,350	1,657
4.300%, 04/29/2053		130	112
4.000%, 09/22/2024		380	379

			10,884

Paraguay — 0.3%
Republic of Paraguay
6.100%, 08/11/2044 (B)		1,406	1,483
6.100%, 08/11/2044		400	422
4.625%, 01/25/2023		1,960	1,986
Telefonica Celular del Paraguay
6.750%, 12/13/2022		200	208
6.750%, 12/13/2022 (A)		200	208

			4,307

Peru — 1.8%
Abengoa Transmision Sur
6.875%, 04/30/2043 (B)		273	302

SEI Institutional International Trust / Annual Report / September 30, 2014	47

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

BBVA Banco Continental
5.250%, 09/22/2029 (B) (E)		651	$654
Cementos Pacasmayo SAA
4.500%, 02/08/2023 (B)		200	191
Cia Minera Ares SAC
7.750%, 01/23/2021 (B)		209	221
Inkia Energy
8.375%, 04/04/2021 (B)		200	219
Peru Enhanced Pass-Through Finance
4.600%, 06/02/2025 (A) (B) (F)		1,000	702
2.272%, 05/31/2018 (A) (B) (F)		290	272
2.265%, 05/31/2018 (F)		108	101
Republic of Peru
9.910%, 05/05/2015	PEI	675	242
8.750%, 11/21/2033		4,077	6,197
8.200%, 08/12/2026	PEI	4,268	1,755
7.840%, 08/12/2020	PEI	9,806	3,859
7.350%, 07/21/2025		1,980	2,579
7.125%, 03/30/2019		2,566	3,053
6.950%, 08/12/2031	PEI	770	276
6.900%, 08/12/2037	PEI	4,630	1,615
6.850%, 02/12/2042	PEI	613	213
6.550%, 03/14/2037		372	469
5.200%, 09/12/2023	PEI	5,668	1,898

			24,818

Philippines — 0.6%
Development Bank of Philippines
5.500%, 03/25/2021		330	362
National Power
9.625%, 05/15/2028 (A)		1,100	1,623
Republic of Philippines
9.500%, 02/02/2030		371	579
7.750%, 01/14/2031		198	275
6.375%, 10/23/2034		2,733	3,444
5.500%, 03/30/2026		500	574
3.900%, 11/26/2022	PHP	45,000	986

			7,843

Poland — 2.8%
Republic of Poland
5.750%, 04/25/2029	PLN	20,546	7,977
5.000%, 04/25/2016	PLN	7,503	2,373
5.000%, 03/23/2022		357	392
4.750%, 04/25/2017	PLN	1,120	361
4.000%, 10/25/2023	PLN	10,803	3,527
4.000%, 01/22/2024		682	701
3.250%, 07/25/2025	PLN	22,332	6,872
3.000%, 08/24/2016	PLN	9,226	2,884
2.750%, 08/25/2023	PLN	5,514	1,830
2.500%, 07/25/2018	PLN	4,970	1,517

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Republic of Poland, Ser 0922
5.750%, 09/23/2022	PLN	17,878	$6,503
Republic of Poland, Ser 1017
5.250%, 10/25/2017	PLN	7,800	2,577
Republic of Poland, Ser 1021
5.750%, 10/25/2021	PLN	2,152	775

			38,289

Qatar — 0.1%
Qtel International Finance
7.875%, 06/10/2019		665	814

Romania — 1.7%
Government of Romania MTN
6.750%, 02/07/2022 (B)		350	414
6.750%, 02/07/2022		4,848	5,733
6.125%, 01/22/2044		390	445
5.950%, 06/11/2021	RON	6,670	2,134
5.850%, 04/26/2023	RON	10,310	3,288
5.800%, 07/26/2027	RON	2,900	927
4.875%, 01/22/2024 (B)		3,136	3,312
4.875%, 01/22/2024 (B)		1,616	1,707
4.750%, 08/29/2016	RON	8,980	2,663
4.750%, 06/24/2019	RON	1,940	585
4.750%, 02/24/2025	RON	1,590	468
4.750%, 02/24/2025	RON	5,400	1,603
4.375%, 08/22/2023		2,050	2,097

			25,376

Russia — 6.6%
Alfa Bank Via Alfa Bond Issuance
7.750%, 04/28/2021		500	501
7.500%, 09/26/2019		750	735
7.500%, 09/26/2019 (B)		71	70
Credit Bank of Moscow Via CBOM Finance
7.700%, 02/01/2018		1,000	971
EuroChem Mineral & Chemical Via EuroChem GI
5.125%, 12/12/2017 (B)		175	171
Gazprom Neft OAO Via GPN Capital
6.000%, 11/27/2023 (B)		480	454
Ritekro
13.317%, 11/07/2022 (A) (F) (H)		914	457
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	181,146	4,243
7.600%, 04/14/2021	RUB	447,914	10,463
7.600%, 07/20/2022	RUB	216,166	4,990
7.500%, 03/15/2018	RUB	34,823	836
7.500%, 02/27/2019	RUB	72,220	1,713
7.400%, 04/19/2017	RUB	70,000	1,697
7.350%, 01/20/2016	RUB	80,000	1,991
7.050%, 01/19/2028	RUB	370,855	7,833

48	SEI Institutional International Trust / Annual Report / September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

7.000%, 12/03/2014 (D)	RUB	22,770	$498
7.000%, 01/25/2023	RUB	202,968	4,482
7.000%, 08/16/2023	RUB	232,494	5,073
6.900%, 08/03/2016	RUB	48,434	1,184
6.800%, 12/11/2019	RUB	83,764	1,918
6.700%, 05/15/2019	RUB	3,728	85
6.400%, 05/27/2020	RUB	13,460	304
6.200%, 01/31/2018	RUB	116,910	2,701
Russian Foreign Bond - Eurobond
7.850%, 03/10/2018	RUB	105,000	2,535
7.500%, 03/31/2030		19,430	21,766
5.625%, 04/04/2042		600	597
4.875%, 09/16/2023 (B)		1,200	1,183
3.250%, 04/04/2017		1,200	1,204
Russian Railways Via RZD Capital
5.700%, 04/05/2022		1,200	1,188
Sistema Via Sistema International Funding
6.950%, 05/17/2019		1,000	795
6.950%, 05/17/2019		500	398
TMK OAO Via TMK Capital
6.750%, 04/03/2020		1,300	1,164
VEB-Leasing Via VEB Leasing Investment
5.125%, 05/27/2016		320	317
Vimpel Communications Via VIP Finance Ireland
7.748%, 02/02/2021 (B)		19	19
VimpelCom Holdings
7.504%, 03/01/2022		870	886
7.504%, 03/01/2022 (B)		300	306
5.950%, 02/13/2023 (B)		200	183
5.200%, 02/13/2019 (B)		500	482
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		1,310	1,323
6.800%, 11/22/2025		580	566
6.800%, 11/22/2025 (B)		150	146
5.450%, 11/22/2017 (B)		400	398

			88,826

Senegal — 0.1%
Republic of Senegal
8.750%, 05/13/2021 (B)		540	629
8.750%, 05/13/2021		200	233
6.250%, 07/30/2024 (B)		426	425

			1,287

Serbia — 0.3%
Republic of Serbia
7.250%, 09/28/2021 (B)		200	223
7.250%, 09/28/2021		2,370	2,644
5.875%, 12/03/2018		1,297	1,352

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

5.875%, 12/03/2018 (B)		530	$553
4.875%, 02/25/2020		200	199

			4,971

Singapore — 0.5%
Singapore Government Bond
3.375%, 09/01/2033	SGD	1,530	1,272
3.000%, 09/01/2024	SGD	7,156	5,867

			7,139

Slovak Republic — 0.1%
Slovakia Government International Bond
4.375%, 05/21/2022		617	658

Slovenia — 0.5%
Slovenia Government International Bond
5.850%, 05/10/2023		691	769
5.850%, 05/10/2023		444	494
5.250%, 02/18/2024 (B)		1,844	1,964
5.250%, 02/18/2024		2,400	2,556
4.125%, 02/18/2019		900	937

			6,720

South Africa — 4.5%
Eskom Holdings
6.750%, 08/06/2023 (B)		1,289	1,352
Republic of South Africa
8.750%, 01/31/2044	ZAR	22,860	1,950
8.750%, 02/28/2048	ZAR	85,630	7,388
8.500%, 01/31/2037	ZAR	49,827	4,216
8.250%, 09/15/2017	ZAR	29,822	2,712
8.250%, 03/31/2032	ZAR	7,200	598
8.000%, 12/21/2018	ZAR	36,857	3,316
8.000%, 01/31/2030	ZAR	48,083	3,994
7.750%, 02/28/2023	ZAR	27,100	2,343
7.250%, 01/15/2020	ZAR	115,827	10,026
7.000%, 02/28/2031	ZAR	50,909	3,826
6.875%, 05/27/2019		580	658
6.500%, 02/28/2041	ZAR	21,595	1,437
6.250%, 03/31/2036	ZAR	49,380	3,278
5.875%, 09/16/2025		9,521	10,473
4.665%, 01/17/2024		545	549
Transnet SOC
9.500%, 05/13/2021 (B)	ZAR	13,360	1,169
4.000%, 07/26/2022 (B)		1,119	1,053
ZAR Sovereign Capital Fund Propriety
3.903%, 06/24/2020 (B)		1,046	1,041

			61,379

SEI Institutional International Trust / Annual Report / September 30, 2014	49

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Sri Lanka — 0.1%
Bank of Ceylon
6.875%, 05/03/2017 (B)		320	$338
Republic of Sri Lanka
6.250%, 07/27/2021 (B)		200	210
5.125%, 04/11/2019 (B)		673	683

			1,231

Supra-National — 0.2%
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	9,200	799
Inter-American Development Bank MTN
7.350%, 09/12/2018	IDR	20,140,000	1,647

			2,446

Thailand — 3.1%
PTT Exploration & Production
4.875%, 06/18/2019 (B) (E)		1,728	1,745
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	112
4.875%, 06/22/2029	THB	4,979	173
3.875%, 06/13/2019	THB	423,880	13,618
3.650%, 12/17/2021	THB	127,040	4,023
3.625%, 05/22/2015	THB	8,630	269
3.625%, 06/16/2023	THB	445,100	13,982
3.580%, 12/17/2027	THB	68,200	2,090
3.250%, 06/16/2017	THB	60,460	1,900
1.250%, 03/12/2028	THB	23,640	672
1.200%, 07/14/2021	THB	67,300	2,169

			40,753

Trinidad & Tobago — 0.1%
Republic of Trinidad & Tobago
4.375%, 01/16/2024 (B)		1,305	1,413

Turkey — 7.6%
Export Credit Bank of Turkey
5.875%, 04/24/2019 (B)		200	212
Finansbank
6.250%, 04/30/2019 (B)		1,342	1,396
Republic of Turkey
11.875%, 01/15/2030		900	1,514
10.700%, 02/24/2016	TRY	3,230	1,435
10.500%, 01/15/2020	TRY	10,634	4,863
10.400%, 03/27/2019	TRY	6,430	2,897
10.400%, 03/20/2024	TRY	2,250	1,026
9.500%, 01/12/2022	TRY	9,887	4,287
9.000%, 01/27/2016	TRY	10,200	4,431
9.000%, 03/08/2017	TRY	14,234	6,178
8.800%, 11/14/2018	TRY	4,935	2,107
8.800%, 09/27/2023	TRY	8,256	3,410

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

8.500%, 07/10/2019	TRY	1,770	$742
8.500%, 09/14/2022	TRY	21,342	8,684
8.300%, 10/07/2015	TRY	5,088	2,207
8.300%, 06/20/2018	TRY	2,500	1,050
8.300%, 06/20/2018	TRY	12,721	5,343
8.000%, 02/14/2034		1,350	1,731
7.500%, 07/14/2017		2,463	2,759
7.500%, 11/07/2019		3,579	4,112
7.375%, 02/05/2025		6,070	7,208
7.250%, 03/05/2038		200	240
7.100%, 03/08/2023	TRY	16,324	6,084
7.100%, 03/08/2023	TRY	1,120	417
7.000%, 09/26/2016		378	413
7.000%, 06/05/2020		4,852	5,501
6.875%, 03/17/2036		1,360	1,559
6.750%, 04/03/2018		1,656	1,834
6.750%, 05/30/2040		375	425
6.625%, 02/17/2045		600	671
6.500%, 01/07/2015	TRY	5,864	2,553
6.300%, 02/14/2018	TRY	7,359	2,931
6.250%, 09/26/2022		1,602	1,762
6.000%, 01/14/2041		1,380	1,428
5.750%, 03/22/2024		201	213
5.625%, 03/30/2021		2,370	2,518
5.125%, 03/25/2022		573	590
4.500%, 02/11/2015	TRY	3,690	1,632
3.250%, 03/23/2023		539	485
TC Ziraat Bankasi
4.250%, 07/03/2019 (B)		1,440	1,410
Turk Telekomunikasyon
4.875%, 06/19/2024 (B)		645	620

			100,878

Ukraine — 1.2%
Government of Ukraine
9.250%, 07/24/2017		10,206	8,956
9.250%, 07/24/2017 (B)		403	354
7.950%, 02/23/2021		650	552
7.950%, 02/23/2021 (B)		250	212
7.800%, 11/28/2022 (B)		300	257
7.500%, 04/17/2023 (B)		1,049	879
6.875%, 09/23/2015		674	600
6.750%, 11/14/2017		2,881	2,449
6.580%, 11/21/2016		403	343
6.250%, 06/17/2016		637	548
Ukraine Railways Via Shortline
9.500%, 05/21/2018		200	148
Ukreximbank Via Biz Finance
8.750%, 01/22/2018		670	506

			15,804

50	SEI Institutional International Trust / Annual Report / September 30, 2014

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

United Arab Emirates — 0.1%
MAF Global Securities
7.125%, 10/29/2049 (E)	600	$652

Uruguay — 0.5%
Republic of Uruguay
7.625%, 03/21/2036	484	642
5.100%, 06/18/2050	3,826	3,711
4.500%, 08/14/2024	829	869
Republic of Uruguay PIK
7.875%, 01/15/2033	671	899

		6,121

Venezuela — 3.7%
Petroleos de Venezuela
9.750%, 05/17/2035	1,595	1,013
9.000%, 11/17/2021	3,539	2,362
8.500%, 11/02/2017	10,309	8,118
8.500%, 11/02/2017	1,002	789
6.000%, 05/16/2024	3,657	1,890
6.000%, 05/16/2024	3,900	1,999
6.000%, 11/15/2026	1,729	899
5.500%, 04/12/2037	250	121
5.375%, 04/12/2027	390	193
5.250%, 04/12/2017	6,883	4,784
5.000%, 10/28/2015	1,300	1,115
Republic of Venezuela
13.625%, 08/15/2018	1,716	1,568
13.625%, 08/15/2018	144	127
12.750%, 08/23/2022	6,987	5,817
11.950%, 08/05/2031	1,678	1,288
11.750%, 10/21/2026	2,515	1,944
9.375%, 01/13/2034	2,561	1,690
9.250%, 09/15/2027	1,313	903
9.250%, 05/07/2028	2,445	1,608
9.000%, 05/07/2023	1,915	1,292
9.000%, 05/07/2023	20	14
8.500%, 10/08/2014	780	770
8.250%, 10/13/2024	1,252	798
7.750%, 10/13/2019	3,225	2,233
7.650%, 04/21/2025	290	178
6.000%, 12/09/2020	587	362
5.750%, 02/26/2016	6,477	5,522

		49,397

Vietnam — 0.1%
Republic of Vietnam
6.875%, 01/15/2016	360	381
6.750%, 01/29/2020	830	935

		1,316

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Zambia — 0.4%
Republic of Zambia
8.500%, 04/14/2024		600	$682
5.375%, 09/20/2022		2,360	2,242
Republic of Zambia Treasury Bills
19.970%, 08/24/2015 (F)	ZMW	1,755	239
19.225%, 02/09/2015 (F)	ZMW	3,440	515
17.231%, 09/21/2015 (F)	ZMW	12,000	1,614

			5,292

Total Global Bonds (Cost $1,304,145) ($ Thousands)			1,257,438

LOAN PARTICIPATIONS — 0.4%

Singapore — 0.4%
Ashmore Cayman SPC, No. 1
0.000%, 08/31/2011 (A) (C) (H)		9,161	5,177
Morton Bay
6.220%, 12/31/2013 (A) (H)		3,158	600

Total Loan Participations (Cost $12,373) ($ Thousands)			5,777

TIME DEPOSITS — 4.1%
Brown Brothers Harriman
4.500%, 10/01/2014	ZAR	2,091	185
0.060%, 10/01/2014	GBP	—	—
0.030%, 10/01/2014		55,236	55,236
0.005%, 10/01/2014	SGD	7	6
0.000%, 10/01/2014	EUR	17	22

Total Time Deposits (Cost $55,449) ($ Thousands)			55,449

Total Investments — 98.0% (Cost $1,371,967) ($ Thousands)			$1,318,664

SEI Institutional International Trust / Annual Report / September 30, 2014	51

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

September 30, 2014

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bund	(11)	Dec-2014	$(20)
Korea 10-Year Bond	(67)	Dec-2014	(117)
Korea 3-Year Bond	(63)	Dec-2014	(26)
R208 Bond	670	Nov-2014	(66)
U.S. 10-Year Treasury Note	(68)	Dec-2014	54
U.S. 10-Year Treasury Note	23	Dec-2014	(21)
U.S. 2-Year Treasury Note	(8)	Sep-2014	—
U.S. 5-Year Treasury Note	(187)	Dec-2014	81
U.S. 5-Year Treasury Note	29	Dec-2014	—
U.S. Long Treasury Bond	103	Dec-2014	(120)

			$(235)

For the year ended September 30, 2014, the total amount of all open future contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/01/2014-12/03/2014	USD	21,034	BRL	50,224	$(741)
10/01/2014-12/04/2014	BRL	84,411	USD	36,002	1,921
10/01/2014-12/17/2014	MXN	364,991	USD	27,444	357
10/01/2014-12/17/2014	TRY	57,808	USD	25,891	789
10/01/2014-12/17/2014	USD	7,669	HUF	1,842,081	(180)
10/01/2014-12/17/2014	USD	20,343	TRY	45,065	(748)
10/01/2014-01/15/2015	USD	52,225	MXN	691,552	(899)
10/01/2014-02/18/2015	HUF	2,882,821	USD	12,299	585
10/02/2014-12/17/2014	EUR	52,093	USD	67,559	1,742
10/02/2014-12/17/2014	USD	35,899	EUR	27,908	(643)
10/02/2014-12/17/2014	ZAR	179,525	USD	16,471	729
10/06/2014-11/03/2014	EUR	4,441	RON	19,691	26
10/06/2014-11/03/2014	RON	36,710	EUR	8,280	(39)
10/06/2014-11/28/2014	CLP	5,084,886	USD	8,506	21
10/06/2014-12/18/2014	USD	27,620	CLP	16,322,166	(417)
10/08/2014-10/15/2014	USD	16,144	RUB	604,340	(892)
10/08/2014-11/19/2014	USD	6,565	PHP	286,732	(177)
10/08/2014-11/28/2014	PHP	487,565	USD	10,956	99
10/08/2014-12/17/2014	RUB	496,295	USD	13,515	1,009
10/10/2014	AUD	9,191	USD	8,297	259
10/10/2014	USD	2,733	AUD	3,127	1
10/10/2014-11/26/2014	USD	16,695	COP	32,859,000	(467)
10/14/2014-11/06/2014	USD	20,313	ZAR	222,031	(736)
10/14/2014-11/10/2014	USD	9,908	THB	318,713	(84)
10/14/2014-12/15/2014	USD	27,269	MYR	87,479	(659)
10/14/2014-12/17/2014	MYR	42,903	USD	13,298	260
10/14/2014-12/17/2014	THB	449,195	USD	13,884	44
10/15/2014-12/08/2014	IDR	85,281,303	USD	7,086	157
10/15/2014-12/08/2014	USD	9,108	IDR	111,601,082	(21)
10/15/2014-12/17/2014	COP	28,072,256	USD	14,420	567
10/21/2014-12/17/2014	SGD	37,886	USD	30,245	532
10/22/2014	EUR	4,485	HUF	1,414,184	86
10/22/2014-01/21/2015	USD	13,085	INR	803,802	(248)
10/22/2014-03/25/2015	HUF	5,844,666	EUR	18,680	(113)
10/23/2014-11/03/2014	EUR	17,376	PLN	73,057	121
10/23/2014-01/15/2015	PLN	39,086	EUR	9,277	(60)
10/31/2014	USD	392	GBP	242	–
10/31/2014-11/28/2014	GBP	483	USD	789	7
11/03/2014-12/17/2014	PEI	73,840	USD	25,448	182
11/03/2014-12/17/2014	USD	16,870	PEI	49,010	(104)
11/06/2014-11/19/2014	USD	9,525	NGN	1,592,702	89
11/19/2014	NGN	178,500	USD	1,073	(4)
11/19/2014	USD	4,596	KRW	4,753,874	(93)

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
11/19/2014	USD	3,377	KZT	627,060	$41
11/19/2014-12/17/2014	KRW	10,088,780	USD	9,710	156
12/03/2014	ILS	39,959	USD	11,192	336
12/17/2014	PLN	12,285	USD	3,754	51
12/17/2014	RON	8,535	USD	2,507	75
12/17/2014	USD	10,557	PLN	34,245	(232)
12/17/2014	USD	5,429	TWD	161,610	(111)
12/17/2014-01/21/2015	TWD	338,702	USD	11,316	166
01/21/2015	USD	5,921	CNY	36,579	(14)
07/10/2015-09/15/2015	USD	16,591	CNH	104,463	101

					$2,827

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Citigroup	$(140,564)	$141,043	$479
Goldman Sachs	(311,628)	313,453	1,825
HSBC	(4,825)	4,851	26
JPMorgan Chase Bank	(343,710)	344,207	497

			$2,827

For the year ended September 30, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

52	SEI Institutional International Trust / Annual Report / September 30, 2014

A list of the open OTC swap agreements held by the fund at September 30, 2014, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	0.64%	3-Month ILS - TELBOR	07/31/2016	ILS	15,000	$(22)
Goldman Sachs	3-Month ZAR - JIBAR	8.76%	01/16/2029	ZAR	52,000	126
Goldman Sachs	28-Day MXN - TIIE	6.26%	07/25/2024	MXN	15,428	(10)
Goldman Sachs	28-Day MXN - TIIE	6.31%	05/20/2024	MXN	13,503	(4)
Goldman Sachs	3-Month ZAR - JIBAR	8.30%	01/16/2024	ZAR	23,000	28
Goldman Sachs	3-Month ZAR - JIBAR	8.19%	12/20/2023	ZAR	10,000	3
Goldman Sachs	1-Year BRL - CDI	10.89%	01/03/2023	BRL	5,012	(189)
Goldman Sachs	4.26%	7-Day CNY - CNRR007	08/05/2019	CNY	76,000	(527)
Goldman Sachs	4.10%	3-Month MYR - KLIBOR	08/01/2019	MYR	20,000	(41)
Goldman Sachs	28-Day MXN - TIIE	6.82%	06/27/2019	MXN	218,869	(31)
Goldman Sachs	28-Day MXN - TIIE	7.45%	04/01/2019	MXN	194,784	71
Goldman Sachs	3-Month ILS - TELBOR	2.29%	12/24/2018	ILS	14,000	254
Goldman Sachs	1-Year BRL - CDI	11.81%	01/02/2018	BRL	9,833	(51)
Goldman Sachs	2.45%	6-Month HUF - BUBOR	07/11/2016	HUF	3,073,496	1
Goldman Sachs	0.76%	3-Month ILS - TELBOR	05/22/2016	ILS	11,000	(28)
Goldman Sachs	0.95%	3-Month ILS - TELBOR	04/02/2016	ILS	6,000	(21)
Goldman Sachs	1.21%	3-Month ILS - TELBOR	02/14/2016	ILS	8,000	(43)
Goldman Sachs	3.31%	6-Month PLN - WIBOR	02/03/2016	PLN	30,000	(306)
Goldman Sachs	1.20%	3-Month ILS - TELBOR	01/16/2016	ILS	34,383	(179)
Goldman Sachs	1-Year BRL - CDI	11.59%	01/04/2016	BRL	5,024	4
Goldman Sachs	1-Year BRL - CDI	11.00%	01/04/2016	BRL	45,820	(196)
Goldman Sachs	1.18%	3-Month ILS - TELBOR	12/24/2015	ILS	33,000	(185)
JPMorgan Chase Bank	4.29%	6-Month HUF - BUBOR	08/04/2024	HUF	800,000	(131)

						$(1,477)

For the year ended September 30, 2014, the total number of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,345,731 ($ Thousands).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities considered illiquid. The total market value of such securities as of September 30, 2014 was $21,026 ($ Thousands) and represented 1.6% of Net Assets.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)	Security in default on interest payments.

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2014. The coupon on a step bond changes on a specified date.

(E)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2014.

(F)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(G)	Real Estate Investment Trust.

(H)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2014 was $6,234 ($ Thousands) and represented 0.5% of Net Assets.

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CDI — Average One-Day Interbank Deposit Rate

CLN — Credit Linked Note

CLP — Chilean Peso

CNH — Chinese Yuen (Offshore)

CNY — Chinese Renminbi

COP — Colombian Peso

DEM — German Mark

DOP — Dominican Peso

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesia Rupiah

ILS — Israeli Shekel

INR — India Rupee

JIBAR — Johannesburg Interbank Agreed Rate

KES — Kenyan Shilling

KLIBOR — Kuala Lumpur Interbank Offered Rate

KRW — Korean Won

KZT — Kazakhstani Tenge

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

OTC — Over the Counter

PEI — Peruvian Inca

PHP — Philippine Peso

PIK — Payment-in-Kind

PLN — Polish Zlotty

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

SPC — Segregated Portfolio Company

TELBOR	— Tel Aviv Interbank Offered Rate

THB	— Thai Baht

TIIE	— Equilibrium Interbank Offered Rate

TRY — Turkish Lira

USD — U.S. Dollar

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

ZMW — Zambian Kwacha

SEI Institutional International Trust / Annual Report / September 30, 2014	53

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2014

The following is a list of the level of inputs used as of September 30, 2014, in valuing the

Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$—	$1,256,981	$457	$1,257,438
Loan Participations	—	—	5,777	5,777
Time Deposits	—	55,449	—	55,449

Total Investments in Securities	$—	$1,312,430	$6,234	$1,318,664

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$135	$—	$—	$135
Unrealized Depreciation	(370)	—	—	(370)
Forwards Contracts*
Unrealized Appreciation	—	10,509	—	10,509
Unrealized Depreciation	—	(7,682)	—	(7,682)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	487	—	487
Unrealized Depreciation	—	(1,964)	—	(1,964)

Total Other Financial Instruments	$(235)	$1,350	$—	$1,115

(1)	Of the $6,234 ($ Thousands) in Level 3 securities as of September 30, 2014, $6,234 ($ Thousands) or 0.5% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54	SEI Institutional International Trust / Annual Report / September 30, 2014

Statements of Assets and Liabilities ($ Thousands)

September 30, 2014

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at value (Cost $2,443,413, $1,910,737, $522,116 and $1,371,967, respectively)(1)	$2,584,106	$1,939,174	$513,872	$1,318,664
Affiliated investments, at value (Cost $153,305, $192,182, $0 and $0, respectively)	153,305	192,182	—	—
Cash	895	266	—	1,200
Foreign currency, at value (Cost $0, $6,631, $0 and $2,140, respectively)	—	6,486	—	2,067
Cash pledged as collateral for futures contracts	—	—	917	931
Receivable for investment securities sold	7,592	4,474	8,421	19,106
Unrealized gain on forward foreign currency contracts	—	—	15,621	10,882
Receivable for fund shares sold	2,764	40,441	305	2,055
Dividends and interest receivable	5,301	2,621	4,655	19,483
Variation margin receivable	560	—	70	18
Foreign tax reclaim receivable	2,181	38	—	—
Unrealized gain on foreign spot currency contracts	6	2	2	—
Total Assets	2,756,710	2,185,684	543,863	1,374,406
LIABILITIES:
Payable for investment securities purchased	11,141	46,058	6,973	15,838
Payable upon return of securities loaned	51,798	173,971	—	—
Payable to custodian	—	—	9	—
Foreign currency payable, at value (Cost $1,109, $0, $681 and $0, respectively)	1,110	—	684	—
Unrealized loss on forward foreign currency contracts	—	—	614	8,055
Swap contracts, at value (Premiums received $0, $0, $189 and $0, respectively)	—	—	779	1,477
Payable for fund shares redeemed	1,486	2,078	10,469	1,516
Variation margin payable	359	—	65	105
Unrealized loss on foreign spot currency contracts	12	3	23	1
Investment advisory fees payable	1,145	1,610	131	476
Administration fees payable	1,019	1,080	263	731
Shareholder servicing fees payable	569	415	5	281
Trustees’ fees	2	2	—	1
Chief compliance officer fees payable	3	2	1	2
Administration servicing fees payable	4	—	—	—
Other accrued expenses	233	364	63	192
Accrued foreign capital gains tax on appreciated securities	5	2,023	—	—
Total Liabilities	68,886	227,606	20,079	28,675
Net Assets	$2,687,824	$1,958,078	$523,784	$1,345,731
NET ASSETS:
Paid in Capital (unlimited authorization — no par value)	$3,298,956	$1,960,127	$507,076	$1,416,446
Undistributed (distributions in excess of) net investment income	46,723	10,174	13,152	(11,629)
Accumulated net realized loss on investments, futures contracts, option contracts, foreign currency contracts and swap contracts	(797,125)	(38,581)	(332)	(6,386)
Net unrealized appreciation (depreciation) on investments and option contracts	140,693	28,437	(8,244)	(53,303)
Net unrealized appreciation (depreciation) on futures contracts	(1,225)	—	63	(235)
Net unrealized deprecation on swap contracts	—	—	(1,808)	(1,477)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(193)	(56)	13,877	2,315
Accumulated foreign capital gains tax on appreciated securities	(5)	(2,023)	—	—
Net Assets	$2,687,824	$1,958,078	$523,784	$1,345,731
Net Asset Value, Offering and Redemption Price Per Share — Class ($2,682,481,552 ÷ 269,874,615 shares, $1,958,077,901 ÷ 181,934,554 shares, $523,784,060 ÷ 47,685,097 shares, $1,345,730,855 ÷ 131,881,883 shares, respectively.)	$9.94	$10.76	$10.98	$10.20
Net Asset Value, Offering and Redemption Price Per Share — Class I ($5,342,205 ÷ 538,314 shares)	$9.92	N/A	N/A	N/A
(1)	Included in “Investments, at value” is the market value of securities on loan in the amounts of $49,273, $167,813, $0 and $0, ($ Thousands), respectively.

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2014	55

Statements of Operations ($ Thousands)

For the year ended September 30, 2014

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$85,033	$48,959	$—	$—
Dividends from Affiliated Security (1)(2)	8	2	—	—
Interest	22	30	11,521	77,586
Security Lending Income — Net(1)	1,625	1,458	—	33
Less: Foreign Taxes Withheld	(7,743)	(5,322)	(26)	(539)
Total Investment Income	78,945	45,127	11,495	77,080
Expenses:
Investment Advisory Fees	13,214	18,663	1,472	10,755
Administration Fees	11,775	11,553	2,944	8,224
Shareholder Servicing Fees — Class A	6,527	4,444	1,227	3,163
Shareholder Servicing Fees — Class I	15	—	—	—
Administrative Servicing Fees — Class I	15	—	—	—
Custodian/Wire Agent Fees	324	779	68	290
Printing Fees	251	179	45	118
Professional Fees	153	194	27	78
Registration Fees	59	36	12	30
Trustees’ Fees	32	22	6	16
Chief Compliance Officer Fees	13	10	2	7
Overdraft Fees	5	14	7	24
Other Expenses	93	64	86	97
Total Expenses	32,476	35,958	5,896	22,802
Less:
Waiver of Investment Advisory Fees	—	(1,076)	—	(5,555)
Waiver of Shareholder Servicing Fees — Class A	—	—	(879)	—
Fees Paid Indirectly	—	(7)	—	—
Net Expenses	32,476	34,875	5,017	17,247
Net Investment Income	46,469	10,252	6,478	59,833
Net Realized and Unrealized Gain (Loss) on Investments, Purchased Options, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net Realized Gain (Loss) from:
Investments	177,660	70,904	7,833	1,861
Futures Contracts	10,139	—	303	(583)
Purchased Options	—	—	—	(365)
Swap Contracts	—	—	1,124	(3,964)
Foreign Currency Transactions	(1,027)	(688)	7,088	(31,240)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(151,780)	(35,842)	(12,876)	(10,131)
Futures Contracts	(853)	—	444	(205)
Purchased Options	—	—	—	361
Swap Contracts	—	—	(2,728)	3,660
Foreign Capital Gains Tax on Appreciated Securities	(5)	(1,875)	—	—
Foreign Currency Transactions	(317)	(72)	21,099	4,303
Net Realized and Unrealized Gain (Loss) on Investments, Purchased Options, Futures Contracts, Swap Contracts and Foreign Currency Transactions	33,817	32,427	22,287	(36,303)
Net Increase in Net Assets Resulting from Operations	$80,286	$42,679	$28,765	$23,530
(1)	Income is from the investment of collateral in an affiliated security.
(2)	See Note 4 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56	SEI Institutional International Trust / Annual Report / September 30, 2014

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2014	2013	2014	2013
Operations:
Net Investment Income	$46,469	$30,536	$10,252	$5,287
Net Realized Gain from Investments and Futures Contracts	187,799	81,432	70,904	9,079
Net Realized Loss on Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,027)	(2,172)	(688)	(1,531)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(152,633)	273,430	(35,842)	28,776
Net Change in Unrealized Appreciation (Depreciation) on Foreign Capital Tax Gains on Appreciated Securities	(5)	—	(1,875)	147
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(317)	441	(72)	(30)
Net Increase in Net Assets Resulting from Operations	80,286	383,667	42,679	41,728
Dividends From:
Net Investment Income:
Class A	(31,558)	(29,890)	(7,645)	(4,998)
Class I	(64)	(72)	N/A	N/A
Total Dividends	(31,622)	(29,962)	(7,645)	(4,998)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	655,997	563,306	848,194	724,981
Reinvestment of Dividends & Distributions	28,743	27,440	7,072	4,533
Cost of Shares Redeemed	(400,975)	(436,142)	(345,905)	(252,291)
Increase in Net Assets Derived from Class A Transactions	283,765	154,604	509,361	477,223
Class I:
Proceeds from Shares Issued	1,352	1,323	N/A	N/A
Reinvestment of Dividends & Distributions	45	47	N/A	N/A
Cost of Shares Redeemed	(2,156)	(1,647)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(759)	(277)	N/A	N/A
Increase in Net Assets Derived from Capital Share Transactions	283,006	154,327	509,361	477,223
Net Increase in Net Assets	331,670	508,032	544,395	513,953
Net Assets:
Beginning of Year	2,356,154	1,848,122	1,413,683	899,730
End of Year	$2,687,824	$2,356,154	$1,958,078	$1,413,683
Undistributed Net Investment Income Included in Net Assets at End of Year	$46,723	$29,494	$10,174	$3,516
Share Transactions:
Class A:
Shares Issued	64,705	63,540	78,929	70,166
Reinvestment of Distributions	2,851	3,244	667	426
Shares Redeemed	(39,602)	(49,907)	(31,919)	(24,132)
Total Class A Transactions	27,954	16,877	47,677	46,460
Class I:
Shares Issued	133	148	N/A	N/A
Reinvestment of Distributions	4	6	N/A	N/A
Shares Redeemed	(212)	(185)	N/A	N/A
Total Class I Transactions	(75)	(31)	N/A	N/A
Net Increase in Shares Outstanding from Share Transactions	27,879	16,846	47,677	46,460

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2014	57

Statements of Changes in Net Assets ($ Thousands) (Concluded)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2014	2013	2014	2013
Operations:
Net Investment Income	$6,478	$6,789	$59,833	$50,806
Net Realized Gain (Loss) from Investments, Futures Contracts, Option Contracts and Swap Contracts	9,260	6,287	(3,051)	11,840
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	7,088	17,142	(31,240)	2,913
Net Change in Unrealized Depreciation on Investments, Futures Contracts, Option Contracts and Swap Contracts	(15,160)	(21,948)	(6,315)	(124,707)
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies, and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	21,099	(4,510)	4,303	(4,978)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,765	3,760	23,530	(64,126)
Dividends and Distributions from:
Net Investment Income:
Class A	(2,598)	(17,902)	(37,069)	(70,620)
Net Realized Gains:
Class A	—	—	(7,466)	(45,779)
Return of Capital:
Class A	—	(4,024)	—	—
Total Dividends and Distributions	(2,598)	(21,926)	(44,535)	(116,399)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	132,549	119,934	460,776	470,901
Reinvestment of Dividends & Distributions	2,293	19,825	39,056	101,418
Cost of Shares Redeemed	(110,607)	(140,004)	(315,392)	(374,600)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	24,235	(245)	184,440	197,719
Net Increase (Decrease) in Net Assets	50,402	(18,411)	163,435	17,194
Net Assets:
Beginning of Year	473,382	491,793	1,182,296	1,165,102
End of Year	$523,784	$473,382	$1,345,731	$1,182,296
Undistributed (Distributions in excess of) Net Investment Income Included in Net Assets at End of Year	$13,152	$2,722	$(11,629)	$(2,072)
Share Transactions:
Class A:
Shares Issued	12,407	11,333	44,744	41,939
Reinvestment of Distributions	220	1,897	3,784	8,776
Shares Redeemed	(10,379)	(13,265)	(30,598)	(33,284)
Total Class A Transactions	2,248	(35)	17,930	17,431

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58	SEI Institutional International Trust / Annual Report / September 30, 2014

Financial Highlights

For the years ended September 30,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions and Return of Capital	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (Thousands)	Ratio of Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)**		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)**		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Class A
2014	$9.71	$0.18	$0.18	$0.36	$(0.13)		$—	$(0.13)	$9.94	3.66%	$2,682,482	1.24	%(2)	1.24	%(2)	1.24	%(2)	1.78%	60%
2013	8.19	0.13	1.53	1.66	(0.14)		—	(0.14)	9.71	20.47	2,350,201	1.25	(2)	1.25	(2)	1.25	(2)	1.50	47
2012	7.29	0.14	0.92	1.06	(0.16)		—	(0.16)	8.19	14.76	1,842,851	1.26	(2)	1.26	(2)	1.26	(2)	1.75	56
2011	8.34	0.16	(1.08)	(0.92)	(0.13)		—	(0.13)	7.29	(11.34)	1,566,893	1.27	(2)	1.27	(2)	1.27	(2)	1.88	98
2010	7.88	0.10	0.36	0.46	—		—	—	8.34	5.84	1,898,206	1.27	(2)	1.27	(2)	1.28	(10)	1.26	144
Class I
2014	$9.70	$0.15	$0.17	$0.32	$(0.10)		$—	$(0.10)	$9.92	3.33%	$5,342	1.49	%(2)	1.49	%(2)	1.49	%(2)	1.48%	60%
2013	8.18	0.11	1.52	1.63	(0.11)		—	(0.11)	9.70	20.19	5,953	1.50	(2)	1.50	(2)	1.50	(2)	1.21	47
2012	7.28	0.12	0.91	1.03	(0.13)		—	(0.13)	8.18	14.37	5,271	1.51	(2)	1.51	(2)	1.51	(2)	1.48	56
2011	8.32	0.13	(1.06)	(0.93)	(0.11)		—	(0.11)	7.28	(11.44)	5,265	1.52	(2)	1.52	(2)	1.52	(2)	1.54	98
2010	7.89	0.08	0.35	0.43	—		—	—	8.32	5.45	8,455	1.52	(2)	1.52	(2)	1.53	(10)	1.00	144
Emerging Markets Equity Fund
Class A
2014	$10.53	$0.06	$0.22	$0.28	$(0.05)		$—	$(0.05)	$10.76	2.68%	$1,958,078	1.96	%(3)	1.96	%(3)	2.02	%(11)	0.58%	59%
2013	10.25	0.06	0.28	0.34	(0.06)		—	(0.06)	10.53	3.29	1,413,683	1.96	(3)	1.96	(3)	2.04	(11)	0.52	78
2012	9.00	0.05	1.23	1.28	(0.03)		—	(0.03)	10.25	14.21	899,730	1.97	(3)	1.97	(3)	2.07	(11)	0.49	93
2011	11.40	0.05	(2.35)	(2.30)	(0.10)		—	(0.10)	9.00	(20.38)	695,498	1.96	(3)	1.96	(3)	2.09	(11)	0.44	98
2010	9.64	0.04	1.78	1.82	(0.06)		—	(0.06)	11.40	18.93	935,583	1.96	(3)	1.96	(3)	2.09	(11)	0.38	81
International Fixed Income Fund
Class A
2014	$10.42	$0.14	$0.48	$0.62	$(0.06)		$—	$(0.06)	$10.98	5.96%	$523,784	1.02	%(4)	1.02	%(4)	1.20	%(12)	1.32%	104%
2013	10.82	0.14	(0.06)	0.08	(0.48	)(9)	—	(0.48)	10.42	0.77	473,382	1.02	(4)	1.02	(4)	1.20	(12)	1.37	86
2012	10.44	0.17	0.48	0.65	(0.27)		—	(0.27)	10.82	6.34	491,793	1.02	(4)	1.02	(4)	1.21	(12)	1.60	103
2011	10.92	0.25	(0.22)	0.03	(0.51	)(8)	—	(0.51)	10.44	0.41	488,929	1.02	(4)	1.02	(4)	1.21	(12)	2.40	119
2010	10.21	0.24	0.57	0.81	(0.10	)(7)	—	(0.10)	10.92	7.97	505,081	1.07	(6)	1.07	(6)	1.21	(12)	2.33	135
Emerging Markets Debt Fund
Class A
2014	$10.38	$0.49	$(0.29)	$0.20	$(0.31)		$(0.07)	$(0.38)	$10.20	1.90%	$1,345,731	1.36	%(5)	1.36	%(5)	1.80	%(13)	4.73%	92%
2013	12.07	0.47	(1.02)	(0.55)	(0.68)		(0.46)	(1.14)	10.38	(5.19)	1,182,296	1.36	(5)	1.36	(5)	1.81	(13)	4.20	90
2012	10.81	0.55	1.36	1.91	(0.63)		(0.02)	(0.65)	12.07	18.48	1,165,102	1.36	(5)	1.36	(5)	1.80	(13)	4.85	102
2011	11.19	0.63	(0.70)	(0.07)	(0.31)		—	(0.31)	10.81	(0.71)	876,396	1.36	(5)	1.36	(5)	1.80	(13)	5.58	59
2010	10.24	0.67	1.14	1.81	(0.86)		—	(0.86)	11.19	18.78	931,865	1.36	(5)	1.36	(5)	1.79	(13)	6.41	70

*	Includes Fees Paid Indirectly, if applicable. See Note 4 in Notes to Financial Statements.
**	See Note 4 in Notes to Financial Statements.
†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income/(loss) and net realized and unrealized gains/(losses) calculated using average shares.
(2)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.24% and 1.49%, respectively for 2014, 1.25% and 1.50%, respectively for 2013, 1.26% and 1.51%, respectively for 2012, 1.27% and 1.52%, respectively for 2011 and 2010.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.96% for 2014, 2013, 2012, 2011 and 2010.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.02%, 1.02%, 1.02%, 1.02% and 1.01% for 2014, 2013, 2012 and 2011 respectively.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.36% for 2014, 2013, 2012, 2011 and 2010.
(6)	The expense ratio includes proxy and overdraft fees. Had these expenses been excluded, the ratio would have been 1.01% for 2010.
(7)	Includes a return of capital of less than $0.01.
(8)	Includes a return of capital of $0.01 per share.
(9)	Includes a return of capital of $0.09 per share.
(10)	The expense ratio includes overdraft fees. Had this expense been excluded, the ratios for Class A and I shares would have been 1.28% and 1.53%, respectively for 2010.
(11)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 2.02%, 2.04%, 2.06%, 2.09% and 2.09% for 2014, 2013, 2012, 2011 and 2010.
(12)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.20%, 1.20%, 1.21%, 1.21% and 1.15% for 2014, 2013, 2012, 2011 and 2010.
(13)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.80%, 1.81%, 1.80%, 1.80% and 1.79% for 2014, 2013, 2012, 2011 and 2010.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2014	59

Notes to Financial Statements

September 30, 2014

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. The Trust’s prospectuses provide a description of each Fund’s investment goal, principal strategies and risks. The Trust is registered to offer Class A and Class Y shares of each of the Funds and Class I shares of the International Equity Fund. As of September 30, 2014, the Class Y shares had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a sub-adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a sub-adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee if it receives such notification from SIMC or a sub-adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are determined to be unreliable or can not be valued using methodologies described above are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the

60	SEI Institutional International Trust / Annual Report / September 30, 2014

security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2014, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

SEI Institutional International Trust / Annual Report / September 30, 2014	61

Notes to Financial Statements (Continued)

September 30, 2014

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2014, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2014, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2014, if applicable.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of

62	SEI Institutional International Trust / Annual Report / September 30, 2014

securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities.

Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2014, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt

SEI Institutional International Trust / Annual Report / September 30, 2014	63

Notes to Financial Statements (Continued)

September 30, 2014

restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds charge a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceed a specific dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
International Equity Fund	$50,000	0.75%
Emerging Markets Equity Fund	25,000	1.25
International Fixed Income Fund	25,000	1.00
Emerging Markets Debt Fund	25,000	1.00

For the year ended September 30, 2014, the Funds did not charge any redemption fees. Such fees, if any, are retained by the Funds for the benefit of the remaining shareholders.

3. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of September 30, 2014 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2014 ($ Thousands)			Year ended September 30, 2014 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$122	*	Net Assets — Unrealized depreciation on futures contracts	$59
	Net Assets — Unrealized appreciation on swap contracts	188	†	Net Assets — Unrealized depreciation on swap contracts	1,982	†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	14	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	15,621		Unrealized loss on forward foreign currency contracts	614

Total Derivatives not accounted for as hedging instruments		$15,931			$2,669

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$135	*	Net Assets — Unrealized depreciation on futures contracts	$370	*
	Net Assets — Unrealized appreciation on swap contracts	487	†	Net Assets — Unrealized depreciation on swap contracts	1,964	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	10,882		Unrealized loss on forward foreign currency contracts	8,055

Total Derivatives not accounted for as hedging instruments		$11,504			$10,389

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

64	SEI Institutional International Trust / Annual Report / September 30, 2014

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2014.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

International Fixed Income Fund
Interest rate contracts	$—	$303	$—	$1,099	$1,402
Foreign exchange contracts	—	—	11,033	—	11,033
Credit contracts	—	—	—	(26)	(26)
Equity contracts	—	—	—	51	51
Total	$—	$303	$11,033	$1,124	$12,460

Emerging Markets Debt Fund
Interest rate contracts	$—	$(583)	$—	$1,453	$870
Foreign exchange contracts	(365)	—	(2,207)	—	(2,572)
Equity contracts	—	—	—	(5,417)	(5,417)
Total	$(365)	$(583)	$(2,207)	$(3,964)	$(7,119)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total

International Fixed Income Fund
Interest rate contracts	$—	$444	$—	$(2,714)	$(2,270)
Credit contracts	—	—	—	(14)	(14)
Foreign exchange contracts	—	—	21,507	—	21,507
Total	$—	$444	$21,507	$(2,728)	$19,223

Emerging Markets Debt Fund
Interest rate contracts	$—	$(205)	$—	$(1,381)	$(1,586)
Foreign exchange contracts	361	—	5,150	—	5,511
Equity contracts	—	—	—	5,041	5,041
Total	$361	$(205)	$5,150	$3,660	$8,966

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

SEI Institutional International Trust / Annual Report / September 30, 2014	65

Notes to Financial Statements (Continued)

September 30, 2014

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2014 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$560	$—	$560	$359	$—	$359
International Fixed Income Fund	70	—	70	29	36	65
Emerging Markets Debt Fund	18	—	18	105	—	105
Total Exchange-Traded or Centrally Cleared	$648	$—	$648	$493	$36	$529

Securities with an aggregate market value of $8,621,082 have been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2014.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged(1)	Net Exposures(2)
International Fixed Income Fund	$15,621	$—	$15,621	$614	$779	$1,393	$14,228	$—	$14,228
Emerging Markets Debt Fund	10,882	487	11,369	8,055	1,964	10,019	1,350	—	1,350
Total Over the Counter	$26,503	$487	$26,990	$8,669	$2,743	$11,412

(1)	Excess collateral is not shown for financial reporting purposes.
(2)	Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2014.

4. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor. The Trust has adopted plans under which firms,

including the Distributor, that provide shareholder and administrative services may receive compensation therefrom.

Such plans provide fees payable to the Distributor, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund. Under both the Shareholder Servicing Plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

66	SEI Institutional International Trust / Annual Report / September 30, 2014

The following is a summary of annual fees payable to the Adviser, Administrator and/or Distributor and the voluntary expense limitations for each Fund prior to October 1, 2014:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitations
International Equity Fund
Class A	0.505%	0.45%	0.25%	—	1.25%
Class I	0.505%	0.45%	0.25%	0.25%	1.50%
Emerging Markets Equity Fund
Class A	1.05%	0.65%	0.25%	—	1.96%
International Fixed Income Fund
Class A	0.30%	0.60%	0.25%	—	1.02%
Emerging Markets Debt Fund
Class A	0.85%	0.65%	0.25%	—	1.36%

Effective October 1, 2014, the annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitation for each Fund will be as follows:

	Advisory Fee		Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitations
International Equity Fund
Class A	0.505%		0.45%	0.25%	—	1.25%
Class I	0.505%		0.45%	0.25%	0.25%	1.50%
Emerging Markets Equity Fund
Class A	1.05	%(1)	0.45%	0.25%	—	1.73%
International Fixed Income Fund
Class A	0.30%		0.45%	0.25%	—	1.02%
Emerging Markets Debt Fund
Class A	0.85%		0.45%	0.25%	—	1.36%

(1)	SIMC has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2016 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

Investment Sub-Advisory Agreements — As of September 30, 2014, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
International Equity Fund
Acadian Asset Management LLC
Causeway Capital Management LLC
Henderson Global Investors (North America) Inc.
INTECH Investment Management LLC
Neuberger Berman Management LLC
Schroder Investment Management North America, Inc.
Tradewinds Global Investors LLC
Emerging Markets Equity Fund
Delaware Investment Fund Advisers
JO Hambro Capital Management Limited
Kleinwort Benson Investors International Ltd.
Lazard Asset Management LLC
Neuberger Berman Management LLC
PanAgora Asset Management, Inc.
International Fixed Income Fund
AllianceBernstein L.P.
FIL Investment Advisors
Wellington Management Company, LLP

Emerging Markets Debt Fund
Investec Asset Management Ltd.
Neuberger Berman Management LLC
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. There were no such commissions for the year ended September 30, 2014.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2014, can be found on the Statement of Operations and Financial Highlights, if applicable.

SEI Institutional International Trust / Annual Report / September 30, 2014	67

Notes to Financial Statements (Continued)

September 30, 2014

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund L.P., also an affiliated fund.

The following is summary of the transactions with affiliates for the year ended September 30, 2014 ($ Thousands):

SEI Liquidity Fund, L.P.	Purchases at Cost	Proceeds from Sales	Value 9/30/2014	Dividend Income
International Equity Fund	$1,000,751	$(1,045,686)	$51,798	$1,625
Emerging Markets Equity Fund	555,222	(459,158)	173,971	1,458
Emerging Markets Debt Fund	59,981	(64,905)	—	33

SEI Daily Income Trust, Prime Obligation
International Equity Fund	$279,982	$(251,116)	$101,507	$8
Emerging Markets Equity Fund	368,987	(358,597)	18,211	2

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended September 30, 2014, the Trust had not participated in the Program.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2014, were as follows:

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
International Equity Fund
US Government	$—	$—
Other	1,741,546	1,479,380
Emerging Markets Equity Fund
US Government	$—	$—
Other	1,501,910	1,013,110

	Purchases ($ Thousands)	Sales and Maturities ($ Thousands)
International Fixed Income Fund
US Government	9,912	12,943
Other	502,593	466,625
Emerging Markets Debt Fund
US Government	—	—
Other	1,233,883	1,050,274

6. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, investments in partnerships, distribution reclassification, REIT income reclassification and foreign currency transactions have been reclassified to/from the following accounts as of September 30, 2014:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)
International Equity Fund	$—	$2,382	$(2,382)
Emerging Markets Equity Fund	—	4,051	(4,051)
International Fixed Income Fund	—	6,550	(6,550)
Emerging Markets Debt Fund	—	(32,321)	32,321

68	SEI Institutional International Trust / Annual Report / September 30, 2014

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Totals ($ Thousands)
International Equity Fund	2014	$31,622	$—	$—	$31,622
	2013	29,962	—	—	29,962
Emerging Markets Equity Fund	2014	7,645	—	—	7,645
	2013	4,998	—	—	4,998
International Fixed Income Fund	2014	2,598	—	—	2,598
	2013	17,902	—	4,024	21,926
Emerging Markets Debt Fund	2014	33,867	10,668	—	44,535
	2013	79,157	37,242	—	116,399

As of September 30, 2014, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)
International Equity Fund	$52,572	$—	$(785,728)
Emerging Markets Equity Fund	18,637	—	(17,532)
International Fixed Income Fund	31,012	—	(280)
Emerging Markets Debt Fund	—	32	—

	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Accumulated Gains (Losses) ($ Thousands)
International Equity Fund	$120,900	$1,124	$(611,132)
Emerging Markets Equity Fund	(3,152)	(2)	(2,049)
International Fixed Income Fund	3,970	(17,994)	16,708
Emerging Markets Debt Fund	(58,918)	(11,829)	(70,715)

For Federal income tax purposes, capital carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 09/30/14 ($ Thousands)
International Equity Fund	$95,371	$690,357	$785,728
Emerging Markets Equity Fund	—	17,532	17,532
International Fixed Income Fund	—	280	280

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended September 30, 2014, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount utilized ($ Thousands)
International Equity Fund	$181,227
Emerging Markets Equity Fund	65,351
International Fixed Income Fund	10,258

For Federal income tax purposes, the cost of securities owned at September 30, 2014, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments, excluding options purchased, held by the Funds at September 30, 2014, was as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
International Equity Fund	$2,615,088	$277,325	$(155,002)	$122,323
Emerging Markets Equity Fund	2,132,429	175,921	(176,994)	(1,073)
International Fixed Income Fund	522,132	10,762	(19,022)	(8,260)
Emerging Markets Debt Fund	1,378,406	26,298	(86,040)	(59,742)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

SEI Institutional International Trust / Annual Report / September 30, 2014	69

Notes to Financial Statements (Concluded)

September 30, 2014

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

8. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2014 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
International Equity Fund	$49,273	$49,273	$—
Emerging Markets Equity Fund	167,813	167,813	—

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of

November 26, 2014 except for the disclosure included in Note 4 relating to a change in Fund expenses effective October 1, 2014.

70	SEI Institutional International Trust / Annual Report / September 30, 2014

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities of SEI Institutional International Trust comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (collectively, the “Funds”), including the schedules of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional International Trust as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 26, 2014

SEI Institutional International Trust / Annual Report / September 30, 2014	71

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2014.

Set forth below are the names, ages, addresses, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED DIRECTORS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., and SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle III, The KP Funds, O’Connor EQUUS, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Global Nominee, Ltd, SEI Investments (Asia), Limited, and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 1996	Retired since January 2012. Self-employed Consultant, Newfound Consultants, Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, State Street Navigator Securities Lending Trust, Director of SEI Structured Credit Fund L.P. and member of the independent review committee for SEI’s Canadian-registered mutual funds.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]There

is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

72	SEI Institutional International Trust / Annual Report / September 30, 2014

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital, since 2008. Managing Director, Cue Capital from March 2002 to March 2008	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 66 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2007	Private Investor since 1994.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute, Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 68 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013.	N/A	N/A

SEI Institutional International Trust / Annual Report / September 30, 2014	73

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 38 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker, Bidder & Reath LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since 2004.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2013	Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010- May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

74	SEI Institutional International Trust / Annual Report / September 30, 2014

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
Class A	$1,000.00	$972.60	1.24%	$6.12
Class I	$1,000.00	970.60	1.49	7.35
Hypothetical 5% Return
Class A	$1,000.00	$1,018.86	1.24%	$6.27
Class I	$1,000.00	1,017.61	1.49	7.53
Emerging Markets Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,018.90	1.96%	$9.93
Hypothetical 5% Return
Class A	$1,000.00	$1,015.23	1.96%	$9.92

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expenses Paid During Period*
International Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,034.90	1.02%	$5.22
Hypothetical 5% Return
Class A	$1,000.00	$1,019.94	1.02%	$5.18
Emerging Markets Debt Fund
Actual Fund Return
Class A	$1,000.00	$1,005.20	1.36%	$6.86
Hypothetical 5% Return
Class A	$1,000.00	$1,018.23	1.36%	$6.90

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2014	75

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage all or a portion of a Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year that are dedicated to considering whether to approve new and terminate or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds generally as classified by Lipper (unless otherwise adjusted), an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) the Adviser’s and Sub-Advisers’ potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance compared with peer groups of mutual funds as classified by Lipper (unless otherwise adjusted) and the Funds’ benchmark indices.

76	SEI Institutional International Trust / Annual Report / September 30, 2014

At the December 10-11, 2013, March 25-26, 2014, June 24-25, 2014 and September 15-16, 2014 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement and approved the selection of SIMC and certain Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including but not necessarily limited to:

•	the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds and the applicable benchmarks;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and, in most cases, the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements.

Fund Performance. The Board considered Fund performance in determining whether to approve new and terminate or renew existing Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied that appropriate steps were being taken, but agreed that they would continue to closely monitor the Fund performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

SEI Institutional International Trust / Annual Report / September 30, 2014	77

Board of Trustees Considerations in Approving the Funds’ Investment Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. The Trustees found that profitability was reasonable. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, different factors may have been given varied weight by different Trustees, and the Trustees did not identify any particular information that was all-important or controlling.

78	SEI Institutional International Trust / Annual Report / September 30, 2014

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2014, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2014, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2014, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
International Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	1.03%	5.96%	0.00%
Emerging Markets Debt Fund	0.00%	16.76%	83.24%	100.00%	0.00%	0.00%	0.00%	0.02%	100.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2014, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$50,924,810	$2,913,421
Emerging Markets Equity	19,202,844	4,046,184

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution for calendar year ended 2013. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after 12/31/13.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution for calendar year ended 2013 that is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short Term Capital Gain Dividend” expired after 12/31/13.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2014	79

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2014

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-018 (9/14)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2014 and 2013 as follows:

		Fiscal 2014			Fiscal 2013
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$200,500	$0	N/A	$213,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$28,000	$0
(d)	All Other Fees(2)	$240,350	$0	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $50,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2014	Fiscal 2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2014 and 2013 were $240,350 and $237,000, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules

13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2014

By:	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: December 8, 2014